UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-10487

Hotchkis & Wiley Funds

(Exact name of registrant as specified in charter)

725 South Figueroa Street, 39th Floor

Los Angeles, California 90017-5439
(Address of principal executive offices) (Zip code)

Anna Marie Lopez

Hotchkis & Wiley Capital Management, LLC

725 South Figueroa Street, 39th Floor

Los Angeles, California 90017-5439

(Name and address of agent for service)

Copies to:

Maureen A. Miller, Esq.

Joseph M. Mannon, Esq.

Vedder Price P.C.

222 North LaSalle Street, 26th Floor

Chicago, Illinois  60601

(Counsel for the registrant)

(213) 430-1000

Registrant’s telephone number, including area code

Date of fiscal year end: June 30, 2019

Date of reporting period:  June 30, 2019

Item 1. Reports to Stockholders.

Hotchkis & Wiley Funds

Annual Report

JUNE 30, 2019

DIVERSIFIED VALUE FUND

LARGE CAP VALUE FUND

MID-CAP VALUE FUND

SMALL CAP VALUE FUND

SMALL CAP DIVERSIFIED VALUE FUND

GLOBAL VALUE FUND

INTERNATIONAL VALUE FUND

VALUE OPPORTUNITIES FUND

CAPITAL INCOME FUND

HIGH YIELD FUND

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds' shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically from the Funds by contacting your financial intermediary or, if you invest directly with a Fund, by calling 1-866-HW-FUNDS (1-866-493-8637).

You may elect to receive all future reports in paper free of charge. You can request to continue receiving paper copies of your shareholder reports by contacting your financial intermediary or, if you invest directly with a Fund, by calling 1-866-HW-FUNDS (1-866-493-8637) to let the Fund know of your request. Your election to receive reports in paper will apply to all funds held in your account.

TABLE OF CONTENTS

SHAREHOLDER LETTER	1
FUND INFORMATION	4
FUND PERFORMANCE DATA	6
SCHEDULE OF INVESTMENTS:
DIVERSIFIED VALUE FUND	16
LARGE CAP VALUE FUND	18
MID-CAP VALUE FUND	20
SMALL CAP VALUE FUND	22
SMALL CAP DIVERSIFIED VALUE FUND	24
GLOBAL VALUE FUND	30
INTERNATIONAL VALUE FUND	32
VALUE OPPORTUNITIES FUND	34
CAPITAL INCOME FUND	37
HIGH YIELD FUND	44
STATEMENTS OF ASSETS & LIABILITIES	50
STATEMENTS OF OPERATIONS	52
STATEMENTS OF CHANGES IN NET ASSETS	54
FINANCIAL HIGHLIGHTS	59
NOTES TO THE FINANCIAL STATEMENTS	64
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	80
FUND EXPENSE EXAMPLES	81
BOARD CONSIDERATIONS IN APPROVING CONTINUATION OF INVESTMENT ADVISORY AGREEMENTS	83
MANAGEMENT	85
INFORMATION ABOUT THE FUNDS	BACK COVER

DEAR SHAREHOLDER:

The following investment review and shareholder report relates to the activities of the Hotchkis & Wiley Funds for the twelve months ended June 30, 2019.

OVERVIEW

The S&P 500® Index (equity market) returned +10.4% and the ICE BofAML U.S. High Yield Index (high yield market) returned +7.6% in the twelve-month period ended June 30, 2019. After a large decline in the fourth quarter of 2018, an increasingly dovish tone from central banks, most notably the U.S. Federal Reserve (Fed), contributed to the equity market recovery. Fed Chairman Jay Powell indicated a readiness to lower interest rates for the first time in more than a decade, and the futures market is pricing in a high likelihood of a rate cut during the Fed's next meeting. In addition, geopolitical tensions subsided, as the U.S. reached a deal with Mexico to halt proposed tariffs, and U.S.-China trade talks resumed. All equity and high yield sectors were positive except energy, as West Texas Intermediate (WTI) crude prices declined by more than 20% in the period.

Growth equities again outpaced value, further widening the valuation gap. Over the past five years, the MSCI World Growth Index has more than doubled the MSCI World Value Index, returning +54% compared to +22%, cumulatively. A top-down view would suggest that the global equity markets are fairly valued. However, this is far from a normal market; significant valuation differences exist within and between sectors, geographies and even asset classes. On the one hand, the market's valuation suggests that investors have a reasonably healthy risk appetite. On the other hand, certain attributes imply that investors are exceptionally risk averse. A glaring example is the negative yield on some country's government debt, like German bunds, where investors are guaranteed to lose money if held to maturity. A preference for a small, yet certain loss over a wider range of outcomes exemplifies extreme risk aversion. This risk aversion is borne out in global equity markets through a comparison of different sectors. Sectors with low economic sensitivity and stable earnings streams have outperformed sectors believed to be more cyclical. Regulated utilities, for example, are largely insulated from economic slowdowns and exhibit more stable earnings than most other businesses. Investors looking to position themselves defensively have been drawn to the sector, driving share price performance and P/E multiple expansion (10% over the past year alone). The P/E ratio for the MSCI World Index's utilities now stands at 17x. This is arguably a rich price to pay for a sector with modest prospects for growth, and as a result we do not view this as being a safe investment. We believe the long-term upside potential is likely minimal. Most real estate investment trusts, consumer staples, and health care companies exhibit a similarly unappealing long-term risk-reward tradeoff.

In many cases, banks and other financials trade at half the valuation of the non-cyclical markets segments. Select companies within industrials, energy, and consumer discretionary also trade at substantial discounts to their intrinsic values. These sectors may have a higher correlation with economic cycles than non-cyclicals, but valuations render the long-term return prospects more appealing irrespective of near-term economic growth. Businesses with strong balance sheets that are well-positioned competitively should be able to sustain and grow their value through the full economic cycle. Some may even enhance their value at the expense of weaker peers during times of economic volatility. In our view, these types of businesses represent compelling investment opportunities.

The high yield default environment remains benign relative to average. The default rate, including distressed exchanges, is 1.55% which is less than half of the 20-year average. This is down 0.34% since the beginning of the year and down 0.50% year-over-year. Less than 1% of the market trades for under 50% of par value and less than 5% of the market trades for under 70% of par value, reflecting the market's view that fundamentals remain sound. The new issue market has picked up from 2018's slowdown, and remains on a pace slightly lighter than average for the past decade.

Both the high yield and equity markets are close to fairly valued, but both also provide opportunities for active managers. We have identified interesting opportunities across both spectrums and are optimistic about the Funds' prospects as we look forward.

HOTCHKIS & WILEY DIVERSIFIED VALUE FUND

The Fund's Class I shares had a total return of 2.08% for the twelve-month period ended June 30, 2019 compared to the Russell 1000® Value Index return of 8.46%.

The Fund underperformed the Russell 1000® Value Index during the twelve-month period ended June 30, 2019. Periods where value lags growth typically represent a stylistic headwind for our value-focused investment style, which was the case over the period. Stocks trading at steep discounts performed worst; the Fund's average allocation to stocks trading at a discount to book value was 21% compared to 6% for the index. This hurt relative performance as this was the market's worst-performing cohort. From a sector perspective, the Fund's overweight position and stock selection in energy hurt relative performance, along with stock selection in health care, consumer discretionary, and communication services. Positive stock selection in information technology and consumer staples were positive contributors over the period, along with the overweight position in information technology and underweight position in materials. The largest detractors to relative performance in the period were Apache, Marathon Oil, Vodafone, State Street, and National Oilwell Varco; the largest positive contributors were Microsoft, Oracle, Cummins, Corning, and Ericsson.

HOTCHKIS & WILEY LARGE CAP VALUE FUND

The Fund's Class I shares had a total return of 2.51% for the twelve-month period ended June 30, 2019 compared to the Russell 1000® Value Index return of 8.46%.

The Fund underperformed the Russell 1000® Value Index during the twelve-month period ended June 30, 2019. Large cap growth stocks outperformed large cap value stocks, which acts as a general headwind for our value focused approach. Deeply discounted stocks performed worst; the Fund was overweight stocks trading at a discount to book value (20% vs. 6% for the Russell 1000® Value Index), which hurt relative performance. The Fund's overweight position and stock selection in energy hurt performance, as this was only one of two sectors that declined in the period (the other was materials). Stock selection in financials, communications services, and consumer discretionary also hurt. Positive stock selection in information technology and consumer staples helped relative performance. The underweight exposure to materials and overweight exposure to information technology also helped. The largest detractors to relative performance in the period were Apache, Marathon Oil, State Street,

National Oilwell Varco, and Vodafone; the largest positive contributors were Microsoft, Oracle, Cummins, ARRIS International, and Ericsson.

HOTCHKIS & WILEY MID-CAP VALUE FUND

The Fund's Class I shares had a total return of –14.29% for the twelve-month period ended June 30, 2019 compared to the Russell Midcap® Value Index return of 3.68%.

The Fund underperformed the Russell Midcap® Value Index during the twelve-month period ended June 30, 2019. Mid-cap value stocks lagged mid-cap growth stocks by about 10 percentage points over this period. The Fund exhibits a considerable valuation discount to the Russell Midcap® Value Index; therefore, growth-led markets represent a stylistic headwind for the Fund. Nearly one-third of the Fund was invested in stocks trading at a discount to book value compared to just 6% for the index; this hurt performance as this cohort underperformed by a large margin. The overweight position and stock selection in energy was the largest performance detractor, followed by stock selection in industrials and consumer discretionary. Positive stock selection in financials and information technology along with the underweight position in materials helped relative performance in the period. The largest individual detractors to relative performance were Whiting Petroleum, Weatherford International, Superior Energy Services, Royal Mail, and C&J Energy Services; the largest positive contributors were ARRIS International, Popular, NRG Energy, Ericsson, and Ophir Energy.

HOTCHKIS & WILEY SMALL CAP VALUE FUND

The Fund's Class I shares had a total return of –8.97% for the twelve-month period ended June 30, 2019 compared to the Russell 2000® Value Index return of –6.24%.

The Fund underperformed the Russell 2000® Value Index during the twelve-month period ended June 30, 2019. The Fund had more than twice the benchmark weight in stocks trading at a discount to book value, which was the worst performing group during the period (small cap growth1 outperformed small cap value2 by about 6 percentage points). The overweight position and stock selection in energy was the largest performance detractor. Stock selection in financials and communication services also hurt relative performance. Positive stock selection in information technology, consumer discretionary, and health care were positive contributors in the period. The largest detractors to relative performance were Whiting Petroleum, C&J Energy Services, Frank's International, Masonite International, and Quad/Graphics; the largest positive contributors were WestJet Airlines, ARRIS International, Popular, KBR, and Hanger.

HOTCHKIS & WILEY SMALL CAP DIVERSIFIED VALUE FUND

The Fund's Class I shares had a total return of –9.23% for the twelve-month period ended June 30, 2019 compared to the Russell 2000® Value Index return of –6.24%.

The Fund underperformed the Russell 2000® Value Index during the twelve-month period ended June 30, 2019. Small growth stocks1 outperformed small value stocks2 by about 6 percentage points, which acts as a stylistic headwind for our value focused approach. The overweight allocation to energy was the largest detractor but was partially offset by positive stock selection in the sector. The underweight allocation and stock selection in real estate investment trusts also detracted from performance. Positive stock selection in materials and health care helped relative performance. The largest individual detractors to relative performance in the period were Francesca's Holdings, Nautilus, Mammoth Energy Services, Invacare, and Ultra Petroleum; the largest positive contributors were Luxoft Holding, Quantenna Communications, El Pollo Loco, Victory Capital Holding, and Global Brass & Copper Holding.

HOTCHKIS & WILEY GLOBAL VALUE FUND

The Fund's Class I shares had a total return of –4.57% for the twelve-month period ended June 30, 2019 compared to the MSCI World Index return of 6.33%.

The Fund underperformed the MSCI World Index during the twelve-months ended June 30, 2019. Global value stocks lagged global growth stocks, which hurt performance considering the Fund's value focused approach. The Fund's all cap nature was another stylistic headwind as small and mid-cap stocks underperformed large caps. The Fund's overweight position and stock selection in energy was a large performance detractor in the period, along with stock selection in financials, industrials, and consumer discretionary. Positive stock selection in information technology and health care, along with the underweight position in materials helped relative performance. The largest detractors to relative performance in the period were Whiting Petroleum, Royal Mail, Societe Generale, Credito Valtellinese, and Vodafone; the largest positive contributors were WestJet Airlines, General Electric, ARRIS International, Oracle, and Cummins.

HOTCHKIS & WILEY INTERNATIONAL VALUE FUND

The Fund's Class I shares had a total return of –9.04% for the twelve-month period ended June 30, 2019 compared to the MSCI World ex-USA Index return of 1.29%.

The Fund underperformed the MSCI World ex-USA Index over the twelve-month period ended June 30, 2019. The Fund's ability to invest across the market cap spectrum, which we view as a long-term advantage, hurt relative performance in the period as international small and mid-cap stocks lagged large caps in the period. The Fund's value bias also hurt as international growth stocks outperformed international value stocks. Stock selection in financials and industrials detracted from performance. Positive stock selection in information technology and real estate helped performance in the period, along with the underweight allocation to consumer discretionary. The largest individual detractors to relative performance were Royal Mail, Societe Generale, Credito Valtellinese, BAE Systems, and Frank's International; the largest positive contributors were WestJet Airlines, ARRIS International, Zurich Insurance Group, Ophir Energy, and Ericsson.

1 As measured by the Russell 2000® Growth Index

2 As measured by the Russell 2000® Value Index

HOTCHKIS & WILEY VALUE OPPORTUNITIES FUND

The Fund's Class I shares had a total return of 2.45% for the twelve-month period ended June 30, 2019 compared to the Russell 3000® Value Index return of 7.34%.

The Fund underperformed the Russell 3000® Value Index during the twelve-month period ended June 30, 2019. The Fund's overweight in small cap stocks and underweight in mega cap stocks hurt relative performance as smaller stocks lagged larger stocks over the period. The Fund's overweight allocation and security selection in energy, along with security selection in financials hurt relative performance in the period. Positive security selection in information technology, materials, and consumer discretionary helped relative performance. The largest individual detractors to relative performance in the period were Royal Mail, Whiting Petroleum, Frank's International, Apache, and National Oilwell Varco; the largest positive contributors were WestJet Airlines, ARRIS International, Microsoft, General Electric, and Oracle.

HOTCHKIS & WILEY CAPITAL INCOME FUND

The Fund's Class I shares had a total return of –3.13% for the twelve-month period ended June 30, 2019 compared to the 50/50 blended benchmark of the S&P 500® Index and the ICE BofAML U.S. Corporate, Government and Mortgage Index return of 9.71%.

The Fund underperformed the 50/50 blended benchmark over the twelve-month period ended June 30, 2019. The Fund's average equity exposure over the period was 56% with the balance invested in high yield bonds. The overweight equity exposure had little effect on relative performance in the period. The equity portion of the Fund underperformed the S&P 500® Index during the period. Value stocks lagged growth stocks; therefore, the Fund's value focused approached was a considerable headwind relative to the broad benchmark. The Fund's overweight exposure to small and mid-cap stocks was another stylistic headwind as large cap stocks outperformed. The overweight position and stock selection in energy was a large performance detractor in the equity sleeve of the portfolio, followed by stock selection in consumer discretionary and industrials. The largest detractors to relative performance in the period were Whiting Petroleum, Royal Mail, Sanchez Energy, Quintana Energy Services, and Societe Generale; the largest positive contributors were WestJet Airlines, General Electric, ARRIS International, Fifth Street Asset Management, and Popular. The high yield sleeve underperformed the ICE BofAML U.S. Corporate, Government, and Mortgage Index and the ICE BofAML U.S. High Yield Index in the period. Relative to the high yield index, the Fund's overweight position and credit selection in energy was the largest detractor, followed by credit selection in consumer goods and basic industry.

HOTCHKIS & WILEY HIGH YIELD FUND

The Fund's Class I shares had a total return of 4.19% for the twelve-month period ended June 30, 2019 compared to the ICE BofAML BB-B U.S. High Yield Constrained Index return of 8.62%.

The Fund underperformed the ICE BofAML BB-B U.S. High Yield Constrained Index during the twelve-month period ended June 30, 2019. The Fund's overweight position in small and mid-size credits worked against it in the period as larger credits outperformed. Credit selection in energy was the largest detractor to performance. Credit selection in consumer goods and basic industry also hurt relative performance. Positive credit selection in media, capital goods, and financial services helped relative performance.

CONCLUSION

We appreciate your continued support of the Hotchkis & Wiley Funds, and we look forward to serving your investment needs in the future.

Sincerely,

Anna Marie Lopez President	George Davis Fund Manager	Scott McBride Fund Manager

Patty McKenna Fund Manager	James Miles Fund Manager	Stan Majcher Fund Manager

David Green Fund Manager	Judd Peters Fund Manager	Ray Kennedy Fund Manager

Mark Hudoff Fund Manager	Patrick Meegan Fund Manager	Scott Rosenthal Fund Manager

Richard Mak Fund Manager	Ryan Thomes Fund Manager	Noah Mayer Fund Manager

Hunter Doble Fund Manager

Fund Information

ABOUT FUND PERFORMANCE

The Large Cap Value Fund and Mid-Cap Value Fund have six classes of shares. The Diversified Value Fund, Small Cap Value Fund, Small Cap Diversified Value Fund, Global Value Fund, International Value Fund, Value Opportunities Fund, Capital Income Fund and High Yield Fund have five classes of shares. Each share class has its own sales charge and expense structure, allowing you to invest in the way that best suits your needs. Currently, the Small Cap Diversified Value Fund, Global Value Fund and Capital Income Fund are not offering Class C shares to investors, the International Value Fund is not offering Class A or Class C shares to investors, only the High Yield Fund is offering Class Z shares to investors and the Funds are not offering Class T shares to investors.

Class I shares have no initial sales charge and bear no ongoing distribution and service fees under a 12b-1 plan. Class I shares are available only to eligible investors.

Class A shares incur a maximum initial sales charge of 5.25% for the Diversified Value Fund, Large Cap Value Fund, Mid-Cap Value Fund, Small Cap Value Fund, Small Cap Diversified Value Fund, Global Value Fund, International Value Fund and Value Opportunities Fund, 4.75% for the Capital Income Fund and 3.75% for the High Yield Fund and an annual distribution and service fee of 0.25%.

Class C shares are subject to an annual distribution and service fee of 1.00%. In addition, Class C shares are subject to a 1.00% contingent deferred sales charge (CDSC) if redeemed within one year after purchase. Class C shares automatically convert to Class A shares approximately eight years after purchase and will then be subject to lower annual distribution and service fees.

Class R shares have no initial sales charge or CDSC and are subject to an annual distribution and service fee of 0.50%. Class R shares are offered only by the Large Cap Value Fund and Mid-Cap Value Fund and are available only to certain retirement plans.

Class T shares incur a maximum initial sales charge of 2.50% and an annual distribution and service fee of 0.25%.

Class Z shares have no initial sales charge and bear no ongoing distribution and service fees under a 12b-1 plan. Class Z shares are offered only by the High Yield Fund and are available only to eligible investors (provided that no compensation, administrative payments, sub-transfer agency payments and service payments are required).

FUND RISKS

Mutual fund investing involves risk; loss of principal is possible. The Mid-Cap Value Fund, Small Cap Value Fund, Small Cap Diversified Value Fund, Global Value Fund, International Value Fund and Value Opportunities Fund invest in small- and medium-capitalization companies which tend to have limited liquidity and greater price volatility than large-capitalization companies. The Value Opportunities Fund is a non-diversified fund which involves greater risk than investing in diversified funds, such as business risk, significant stock price fluctuations and sector concentration. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales. The Value Opportunities Fund, Capital Income Fund and High Yield Fund invest in debt securities that decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment by the Value Opportunities Fund, Capital Income Fund and High Yield Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. The Value Opportunities Fund, Capital Income Fund and High Yield Fund may utilize derivative instruments, which derive their performance from the performance of an underlying asset, index, interest rate or currency exchange rate. Derivatives can be volatile and involve various types and degrees of risks. Depending upon the characteristics of particular derivatives, they can suddenly become illiquid. Investments by the Capital Income Fund and High Yield Fund in asset-backed and mortgage-backed securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. The Funds may invest in foreign securities, including developed and emerging markets, which involve greater volatility and political, economic, and currency risks.

MARKET INDEXES

The following are definitions for indexes used in the shareholder letter and the fund performance data on the following pages. These indexes are unmanaged and include the reinvestment of dividends, but do not reflect the payment of transaction costs and advisory and other fees associated with an investment in the Funds. The securities that comprise these indexes may differ substantially from the securities in the Funds' portfolios. The Funds' value disciplines may prevent or restrict investments in the benchmark indexes. It is not possible to invest directly in an index. Each index named is not the only index which may be used to characterize performance of a specific Fund and other indexes may portray different comparative performance.

S&P 500® Index, a capital weighted, unmanaged index, represents the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.

Russell 1000® Index, an unmanaged index, measures the performance of the 1,000 largest companies in the Russell 3000® Index.

Russell 1000® Value Index measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap® Index, an unmanaged index, measures the performance of the 800 smallest companies in the Russell 1000® Index.

Russell Midcap® Value Index measures the performance of those Russell Midcap® companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index, an unmanaged index, measures the performance of the 2,000 smallest companies in the Russell 3000® Index.

Russell 2000® Growth Index measures the performance of those Russell 2000® companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index measures the performance of those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index, an unmanaged index, is comprised of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

Russell 3000® Value Index measures the performance of those Russell 3000® companies with lower price-to-book ratios and lower forecasted growth values.

Fund Information

MSCI World Index is a free float-adjusted weighted index capturing large and mid cap representation across 23 Developed Markets (DM) countries.

MSCI World Growth Index is the growth investment style of the MSCI World Index. The growth investment style characteristics for index construction are defined using five variables: long-term forward EPS growth rate, short-term forward EPS growth rate, current internal growth rate and long-term historical EPS growth trend and long-term historical sales per share growth trend.

MSCI World Value Index is the value investment style of the MSCI World Index. The value investment style characteristics for index construction are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield.

MSCI World ex-USA Index is a free float-adjusted weighted index capturing large and mid cap representation across 22 of 23 Developed Markets (DM) countries, excluding the United States.

ICE BofAML U.S. Corporate, Government and Mortgage Index is a broad-based measure of the total rate of return performance of the U.S. investment grade bond markets. The Index is a capitalization weighted aggregation of outstanding U.S. Treasury, agency and supranational, mortgage pass-through, and investment grade corporate bonds meeting specified selection criteria.

ICE BofAML BB-B U.S. High Yield Constrained Index contains all securities in the ICE BofAML U.S. High Yield Index rated BB+ through B- by S&P (or equivalent as rated by Moody's or Fitch), but caps issuer exposure at 2%. Index constituents are capitalization-weighted, based on their current amount outstanding, provided the total allocation to an individual issuer does not exceed 2%.

ICE BofAML U.S. High Yield Index tracks the performance of below investment grade, but not in default, U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market, and includes issues with a credit rating of BBB or below, as rated by Moody's and S&P.

DISCLOSURE

Past performance does not guarantee future results.

The shareholder letter reflects opinions of Fund managers as of June 30, 2019. They are subject to change and any forecasts made cannot be guaranteed. The Funds might not continue to hold any securities mentioned and have no obligation to disclose purchases or sales in these securities. Please refer to the Schedule of Investments in this report for a complete list of Fund holdings for June 30, 2019. Indexes do not incur expenses or sales loads and are not available for investment.

The Global Industry Classification Standard (GICS®) was developed by MSCI, an independent provider of global indices and benchmark-related products and services, and Standard & Poor's (S&P), an independent international financial data and investment services company. The GICS methodology has been widely accepted as an industry analysis framework for investment research, portfolio management and asset allocation. The GICS structure consists of 11 sectors, 24 industry groups, 69 industries and 158 sub-industries. Each stock that is classified will have a coding at all four of these levels.

Investing in value stocks presents the risk that value stocks may fall out of favor with investors and underperform other asset types during a given period.

Each type of asset class or investment product has a different risk-return profile, which should be considered when investing. All investments contain risk and may lose value.

Book value is the net asset value of a company, calculated by subtracting total liabilities from total assets.

Market capitalization of a company is calculated by multiplying the number of outstanding shares by the current market price of a share.

Price-to-earnings (P/E) is calculated by dividing the current price of a stock by the company's trailing 12 months' earnings per share.

Credit Quality weights by rating were derived from the highest bond rating as determined by S&P, Moody's or Fitch. Bond ratings are grades given to bonds that indicate their credit quality as determined by private independent rating services such as S&P, Moody's and Fitch. These firms evaluate a bond issuer's financial strength, or its ability to pay a bond's principal and interest in a timely fashion. Ratings are expressed as letters ranging from 'AAA', which is the highest grade, to 'D', which is the lowest grade. In limited situations when none of the three rating agencies have issued a formal rating, the Advisor will classify the security as nonrated.

During the year ended June 30, 2019, the Value Opportunities Fund held futures contracts, which resulted in realized gains and unrealized losses, and purchased put options, which resulted in realized losses and unrealized gains, and the Capital Income Fund and High Yield Fund held credit default swap contracts, which resulted in realized gains to each Fund.

Fund Performance Data

DIVERSIFIED VALUE FUND

Total Return Based on a $10,000 Investment

Comparative Results†††

For Periods ended June 30, 2019	1 Year	5 Years	10 Years	Since 8/30/04*
Class I
Average annual total return	2.08%	6.68%	13.11%	7.02%
Class A
Average annual total return (with sales charge)	–3.55%	5.27%	12.22%	6.37%
Average annual total return (without sales charge)	1.78%	6.41%	12.83%	6.75%
Class C
Average annual total return (with CDSC)	–0.02%	5.61%	12.00%	5.97%
Average annual total return (without CDSC)	0.98%	5.61%	12.00%	5.97%
S&P 500® Index††
Average annual total return	10.42%	10.71%	14.70%	9.10%
Russell 1000® Index††
Average annual total return	10.02%	10.45%	14.77%	9.30%
Russell 1000® Value Index††
Average annual total return	8.46%	7.46%	13.19%	7.98%

Average annual total returns with sales charge and CDSC shown for Class A and Class C shares, respectively, have been adjusted to reflect the applicable sales charges of each specific class. Returns for Class A reflect the maximum initial sales charge of 5.25%. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. Average annual total returns without sales charge or CDSC do not reflect the sales charges. Had the sales charge or CDSC been included, the Fund's returns would have been lower.

† The Fund invests primarily in equity securities of companies with market capitalizations similar to the Russell 1000® Index.

†† See index descriptions in the Fund Information section.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends.

* Commencement of Class I, Class A and Class C.

Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fund Performance Data

LARGE CAP VALUE FUND

Total Return Based on a $10,000 Investment

Comparative Results†††

For Periods ended June 30, 2019	1 Year	5 Years	10 Years	Since 6/24/87*
Class I
Average annual total return	2.51%	6.97%	13.63%	9.00%
Class A
Average annual total return (with sales charge)	–3.13%	5.55%	12.73%	8.57%
Average annual total return (without sales charge)	2.24%	6.70%	13.34%	8.75%
Class C
Average annual total return (with CDSC)	0.49%	5.90%	12.49%	7.93%
Average annual total return (without CDSC)	1.49%	5.90%	12.49%	7.93%
Class R
Average annual total return	1.97%	6.43%	13.06%	8.47%
S&P 500® Index††
Average annual total return	10.42%	10.71%	14.70%	9.73%
Russell 1000® Index††
Average annual total return	10.02%	10.45%	14.77%	9.84%
Russell 1000® Value Index††
Average annual total return	8.46%	7.46%	13.19%	n/a

Returns shown for Class A, Class C, and Class R shares for the periods prior to their inception are derived from the historical performance of Class I shares of the Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of each specific class. (Inception dates: Class A — 10/26/01; Class C — 2/4/02; Class R — 8/28/03.)

Average annual total returns with sales charge and CDSC shown for Class A and Class C shares, respectively, have been adjusted to reflect the applicable sales charges of each specific class. Returns for Class A reflect the maximum initial sales charge of 5.25%. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. Average annual total returns without sales charge or CDSC do not reflect the sales charges. Had the sales charge or CDSC been included, the Fund's returns would have been lower.

† The Fund invests primarily in equity securities of companies with market capitalizations similar to the Russell 1000® Index.

†† See index descriptions in the Fund Information section.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends.

* Commencement of Class I.

Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fund Performance Data

MID-CAP VALUE FUND

Total Return Based on a $10,000 Investment

Comparative Results†††

For Periods ended June 30, 2019	1 Year	5 Years	10 Years	Since 1/2/97*
Class I
Average annual total return	–14.29%	0.82%	13.31%	10.95%
Class A
Average annual total return (with sales charge)	–18.97%	–0.51%	12.42%	10.41%
Average annual total return (without sales charge)	–14.48%	0.57%	13.03%	10.68%
Class C
Average annual total return (with CDSC)	–16.15%	–0.19%	12.18%	9.88%
Average annual total return (without CDSC)	–15.15%	–0.19%	12.18%	9.88%
Class R
Average annual total return	–14.70%	0.32%	12.75%	10.47%
Russell Midcap® Index††
Average annual total return	7.83%	8.63%	15.16%	10.19%
Russell Midcap® Value Index††
Average annual total return	3.68%	6.72%	14.56%	10.18%

Returns shown for Class A, Class C, and Class R shares for the periods prior to their inception are derived from the historical performance of Class I shares of the Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of each specific class. (Inception dates: Class A, Class C — 1/2/01; Class R — 8/28/03.)

Average annual total returns with sales charge and CDSC shown for Class A and Class C shares, respectively, have been adjusted to reflect the applicable sales charges of each specific class. Returns for Class A reflect the maximum initial sales charge of 5.25%. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. Average annual total returns without sales charge or CDSC do not reflect the sales charges. Had the sales charge or CDSC been included, the Fund's returns would have been lower.

† The Fund invests primarily in equity securities of companies with market capitalizations similar to the Russell Midcap® Index.

†† See index descriptions in the Fund Information section.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends.

* Commencement of Class I.

Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fund Performance Data

SMALL CAP VALUE FUND

Total Return Based on a $10,000 Investment

Comparative Results†††

For Periods ended June 30, 2019	1 Year	5 Years	10 Years	Since 9/20/85*
Class I
Average annual total return	–8.97%	3.14%	15.04%	11.03%
Class A
Average annual total return (with sales charge)	–13.97%	1.78%	14.14%	10.60%
Average annual total return (without sales charge)	–9.20%	2.89%	14.76%	10.78%
Class C
Average annual total return (with CDSC)	–10.86%	2.12%	13.90%	9.98%
Average annual total return (without CDSC)	–9.86%	2.12%	13.90%	9.98%
Russell 2000® Index††
Average annual total return	–3.31%	7.06%	13.45%	9.69%
Russell 2000® Value Index††
Average annual total return	–6.24%	5.39%	12.40%	n/a

Returns shown for Class A and Class C shares for the periods prior to their inception are derived from the historical performance of Class I shares of the Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of each specific class. (Inception dates: Class A — 10/6/00; Class C — 2/4/02.)

Average annual total returns with sales charge and CDSC shown for Class A and Class C shares, respectively, have been adjusted to reflect the applicable sales charges of each specific class. Returns for Class A reflect the maximum initial sales charge of 5.25%. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. Average annual total returns without sales charge or CDSC do not reflect the sales charges. Had the sales charge or CDSC been included, the Fund's returns would have been lower.

† The Fund invests primarily in equity securities of companies with market capitalizations similar to the Russell 2000® Index.

†† See index descriptions in the Fund Information section.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends.

* Commencement of Class I.

Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fund Performance Data

SMALL CAP DIVERSIFIED VALUE FUND

Total Return Based on a $10,000 Investment

Comparative Results†††

For Periods ended June 30, 2019	1 Year	Since 6/30/14* (5 Years)
Class I
Average annual total return	–9.23%	6.62%
Class A
Average annual total return (with sales charge)	–14.10%	5.22%
Average annual total return (without sales charge)	–9.35%	6.35%
Russell 2000® Index††
Average annual total return	–3.31%	7.06%
Russell 2000® Value Index††
Average annual total return	–6.24%	5.38%

Average annual total returns with sales charge shown for Class A shares have been adjusted to reflect the applicable sales charge of the class. Returns for Class A reflect the maximum initial sales charge of 5.25%. Average annual total returns without sales charge do not reflect the sales charge. Had the sales charge been included, the Fund's returns would have been lower.

† The Fund invests primarily in equity securities of companies with market capitalizations similar to the Russell 2000® Index.

†† See index descriptions in the Fund Information section.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends.

* Commencement of Class I and Class A.

Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fund Performance Data

GLOBAL VALUE FUND

Total Return Based on a $10,000 Investment

Comparative Results†††

For Periods ended June 30, 2019	1 Year	5 Years	Since 12/31/12*
Class I
Average annual total return	–4.57%	3.54%	8.73%
Class A
Average annual total return (with sales charge)	–9.87%	2.18%	7.58%
Average annual total return (without sales charge)	–4.85%	3.30%	8.47%
MSCI World Index††
Average annual total return	6.33%	6.60%	9.95%

Returns shown for Class A shares for the periods prior to its inception are derived from the historical performance of Class I shares of the Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of the class. (Inception date: Class A — 8/30/13.)

Average annual total returns with sales charge shown for Class A shares have been adjusted to reflect the applicable sales charge of the class. Returns for Class A reflect the maximum initial sales charge of 5.25%. Average annual total returns without sales charge do not reflect the sales charge. Had the sales charge been included, the Fund's returns would have been lower.

† The Fund invests primarily in U.S. and non-U.S. companies.

†† See index description in the Fund Information section. Effective December 31, 2018, the Fund discontinued the use of the Russell Developed Index and replaced it with the MSCI World Index. The Russell Developed Index was decommissioned effective December 31, 2018. The Fund believes that the use of the MSCI World Index provides a comparative benchmark.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends.

* Commencement of Class I.

Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fund Performance Data

INTERNATIONAL VALUE FUND

Total Return Based on a $10,000 Investment

Comparative Results†††

For Periods ended June 30, 2019	1 Year	Since 12/31/15*
Class I
Average annual total return	–9.04%	4.31%
MSCI World ex-USA Index††
Average annual total return	1.29%	6.75%

† The Fund invests primarily in non-U.S. companies.

†† See index description in the Fund Information section. Effective December 31, 2018, the Fund discontinued the use of the Russell Developed ex-U.S. Index and replaced it with the MSCI World ex-USA Index. The Russell Developed ex-U.S. Index was decommissioned effective December 31, 2018. The Fund believes that the use of the MSCI World ex-USA Index provides a comparative benchmark.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends.

* Commencement of Class I.

Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fund Performance Data

VALUE OPPORTUNITIES FUND

Total Return Based on a $10,000 Investment

Comparative Results†††

For Periods ended June 30, 2019	1 Year	5 Years	10 Years	Since 12/31/02*
Class I
Average annual total return	2.45%	7.17%	16.60%	12.16%
Class A
Average annual total return (with sales charge)	–3.17%	5.75%	15.69%	11.57%
Average annual total return (without sales charge)	2.18%	6.90%	16.31%	11.93%
Class C
Average annual total return (with CDSC)	0.44%	6.10%	15.44%	11.08%
Average annual total return (without CDSC)	1.44%	6.10%	15.44%	11.08%
S&P 500® Index††
Average annual total return	10.42%	10.71%	14.70%	9.81%
Russell 3000® Index††
Average annual total return	8.98%	10.19%	14.67%	10.06%
Russell 3000® Value Index††
Average annual total return	7.34%	7.31%	13.14%	9.11%

Returns shown for Class C shares for the periods prior to its inception are derived from the historical performance of Class I shares of the Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of the class. (Inception date: Class C — 8/28/03.)

Average annual total returns with sales charge and CDSC shown for Class A and Class C shares, respectively, have been adjusted to reflect the applicable sales charges of each specific class. Returns for Class A reflect the maximum initial sales charge of 5.25%. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. Average annual total returns without sales charge or CDSC do not reflect the sales charge. Had the sales charge or CDSC been included, the Fund's returns would have been lower.

† The Fund invests primarily in securities of companies with strong capital appreciation potential.

†† See index descriptions in the Fund Information section. Effective December 31, 2018, the Fund discontinued the use of the S&P 500® Index and replaced it with the Russell 3000® Index. The Fund believes that the use of the Russell 3000® Index provides a better comparative benchmark since it more appropriately reflects the securities in which the Fund may invest.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends.

* Commencement of Class I and Class A.

Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fund Performance Data

CAPITAL INCOME FUND

Total Return Based on a $10,000 Investment

Comparative Results†††

For Periods ended June 30, 2019	1 Year	5 Years	Since 12/31/10*
Class I
Average annual total return	–3.13%	4.14%	8.38%
Class A
Average annual total return (with sales charge)	–7.80%	2.94%	7.86%
Average annual total return (without sales charge)	–3.17%	3.95%	8.48%
S&P 500® Index††
Average annual total return	10.42%	10.71%	12.85%
ICE BofAML U.S. Corporate, Government and Mortgage Index††
Average annual total return	8.03%	3.03%	3.42%

Returns shown for Class A shares for the periods prior to its inception are derived from the historical performance of Class I shares of the Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of the class. (Inception date: Class A — 2/28/11.)

Average annual total returns with sales charge shown for Class A shares have been adjusted to reflect the applicable sales charge of the class. Returns for Class A reflect the maximum initial sales charge of 4.75%. Average annual total returns without sales charge do not reflect the sales charge. Had the sales charge been included, the Fund's returns would have been lower.

† The Fund invests primarily in dividend-paying equities and high yield fixed income securities.

†† See index descriptions in the Fund Information section.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends.

* Commencement of Class I.

Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fund Performance Data

HIGH YIELD FUND

Total Return Based on a $10,000 Investment

Comparative Results†††

For Periods ended June 30, 2019	1 Year	5 Years	10 Years	Since 3/31/09*
Class I
Average annual total return	4.19%	3.75%	8.96%	9.89%
Class A
Average annual total return (with sales charge)	0.03%	2.71%	8.24%	9.14%
Average annual total return (without sales charge)	3.92%	3.50%	8.65%	9.55%
Class C
Average annual total return (with CDSC)	2.15%	2.72%	7.87%	8.78%
Average annual total return (without CDSC)	3.15%	2.72%	7.87%	8.78%
Class Z
Average annual total return	4.38%	3.79%	8.98%	9.91%
ICE BofAML BB-B U.S. High Yield Constrained Index††
Average annual total return	8.62%	4.81%	8.58%	10.13%

Returns shown for Class A, Class C and Class Z shares for the periods prior to their inception are derived from the historical performance of Class I shares of the Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of Class A and Class C shares. (Inception dates: Class A — 5/29/09; Class C — 12/31/12; Class Z — 3/29/18.)

Average annual total returns with sales charge and CDSC shown for Class A and Class C shares, respectively, have been adjusted to reflect the applicable sales charges of each specific class. Returns for Class A reflect the maximum initial sales charge of 3.75%. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. Average annual total returns without sales charge or CDSC do not reflect the sales charges. Had the sales charge or CDSC been included, the Fund's returns would have been lower. Effective August 29, 2014, the Fund imposes a 2.00% redemption fee on shares that are redeemed or exchanged if they have been held for 90 days or less. Returns shown do not reflect the imposition of the redemption fee. Had the redemption fee been included, the Fund's returns would have been lower.

† The Fund invests primarily in high yield securities.

†† See index description in the Fund Information section.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends.

* Commencement of Class I.

Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Schedule of Investments — June 30, 2019

Hotchkis & Wiley Diversified Value Fund

Largest Equity Holdings	Percent of net assets
American International Group, Inc.	5.05%
General Electric Company	4.45%
Wells Fargo & Company	4.29%
Microsoft Corp.	4.10%
Citigroup, Inc.	3.79%
General Motors Company	2.91%
Hewlett Packard Enterprise Company	2.89%
Discovery, Inc.	2.84%
The Goldman Sachs Group, Inc.	2.83%
Oracle Corp.	2.65%
COMMON STOCKS — 99.24%	Shares Held	Value
COMMUNICATION SERVICES — 9.40% Media — 7.78%
CBS Corp.	22,000	$1,097,800
Comcast Corp.	38,800	1,640,464
Discovery, Inc. (a)	101,000	2,873,450
The Interpublic Group of Companies, Inc.	20,600	465,354
News Corp.	102,400	1,381,376
Omnicom Group, Inc.	5,200	426,140
		7,884,584
Wireless Telecommunication Services — 1.62%
Vodafone Group PLC — ADR	100,363	1,638,928
TOTAL COMMUNICATION SERVICES		9,523,512
CONSUMER DISCRETIONARY — 6.45% Auto Components — 2.81%
Adient PLC (a)	28,874	700,772
The Goodyear Tire & Rubber Company	48,900	748,170
Magna International, Inc.	28,100	1,396,570
		2,845,512
Automobiles — 3.64%
General Motors Company	76,500	2,947,545
Harley-Davidson, Inc.	20,600	738,098
		3,685,643
TOTAL CONSUMER DISCRETIONARY		6,531,155
CONSUMER STAPLES — 4.13% Beverages — 1.23%
PepsiCo, Inc.	9,500	1,245,735
Food Products — 1.41%
Kellogg Company	7,800	417,846
Mondelez International, Inc.	18,800	1,013,320
		1,431,166
Personal Products — 1.49%
Unilever PLC — ADR	24,300	1,505,871
TOTAL CONSUMER STAPLES		4,182,772
	Shares Held	Value
ENERGY — 11.81% Energy Equipment & Services — 2.28%
Halliburton Company	33,100	$752,694
National Oilwell Varco, Inc.	70,300	1,562,769
		2,315,463
Oil, Gas & Consumable Fuels — 9.53%
Apache Corp.	69,900	2,025,003
Hess Corp.	31,200	1,983,384
Kosmos Energy Ltd.	75,900	475,893
Marathon Oil Corp.	136,200	1,935,402
Marathon Petroleum Corp.	8,622	481,798
Murphy Oil Corp.	48,300	1,190,595
Royal Dutch Shell PLC — ADR	23,962	1,559,207
		9,651,282
TOTAL ENERGY		11,966,745
FINANCIALS — 30.13% Banks — 12.09%
Bank of America Corp.	50,222	1,456,438
CIT Group, Inc.	10,500	551,670
Citigroup, Inc.	54,774	3,835,823
Citizens Financial Group, Inc.	43,100	1,524,016
Fifth Third Bancorp	19,100	532,890
Wells Fargo & Company	91,834	4,345,585
		12,246,422
Capital Markets — 5.51%
The Bank of New York Mellon Corp.	9,000	397,350
The Goldman Sachs Group, Inc.	14,000	2,864,400
Morgan Stanley	22,800	998,868
State Street Corp.	23,600	1,323,016
		5,583,634

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2019

Hotchkis & Wiley Diversified Value Fund

	Shares Held	Value
Consumer Finance — 4.35%
Ally Financial, Inc.	16,900	$523,731
Capital One Financial Corp.	22,100	2,005,354
Discover Financial Services	17,400	1,350,066
Synchrony Financial	15,100	523,517
		4,402,668
Diversified Financial Services — 1.42%
AXA Equitable Holdings, Inc.	68,500	1,431,650
Insurance — 6.76%
American International Group, Inc.	96,000	5,114,880
The Travelers Companies, Inc.	11,600	1,734,432
		6,849,312
TOTAL FINANCIALS		30,513,686
HEALTH CARE — 6.30% Biotechnology — 0.49%
Biogen, Inc. (a)	2,100	491,127
Health Care Equipment & Supplies — 2.57%
Medtronic PLC	21,082	2,053,176
Zimmer Biomet Holdings, Inc.	4,700	553,378
		2,606,554
Health Care Providers & Services — 1.03%
Anthem, Inc.	3,700	1,044,177
Pharmaceuticals — 2.21%
GlaxoSmithKline PLC — ADR	38,300	1,532,766
Sanofi — ADR	16,300	705,301
		2,238,067
TOTAL HEALTH CARE		6,379,925
INDUSTRIALS — 11.83% Aerospace & Defense — 0.33%
Embraer SA — ADR	16,400	330,132
Building Products — 1.01%
Johnson Controls International PLC	24,847	1,026,429
Construction & Engineering — 0.58%
Fluor Corp.	17,400	586,206
Electrical Equipment — 0.79%
Eaton Corp. PLC	9,600	799,488
Industrial Conglomerates — 4.45%
General Electric Company	429,100	4,505,550
Machinery — 4.67%
CNH Industrial NV	203,500	2,091,980
Cummins, Inc.	12,300	2,107,482
PACCAR, Inc.	7,400	530,284
		4,729,746
TOTAL INDUSTRIALS		11,977,551
	Shares Held	Value
INFORMATION TECHNOLOGY — 14.95% Communications Equipment — 0.98%
Telefonaktiebolaget LM Ericsson — ADR	104,600	$993,700
Electronic Equipment, Instruments & Components — 3.22%
Corning, Inc.	72,100	2,395,883
TE Connectivity Ltd.	9,100	871,598
		3,267,481
Semiconductors & Semiconductor Equipment — 0.74%
Texas Instruments, Inc.	6,500	745,940
Software — 7.12%
Microsoft Corp.	31,000	4,152,760
Oracle Corp.	47,200	2,688,984
Teradata Corp. (a)	10,200	365,670
		7,207,414
Technology Hardware, Storage & Peripherals — 2.89%
Hewlett Packard Enterprise Company	196,000	2,930,200
TOTAL INFORMATION TECHNOLOGY		15,144,735
MATERIALS — 1.31% Containers & Packaging — 1.31%
International Paper Company	30,600	1,325,592
TOTAL MATERIALS		1,325,592
UTILITIES — 2.93% Electric Utilities — 2.93%
PPL Corp.	49,200	1,525,692
The Southern Company	26,100	1,442,808
TOTAL UTILITIES		2,968,500
Total common stocks (Cost $111,837,504)		100,514,173
Total long-term investments (Cost $111,837,504)		100,514,173
SHORT-TERM INVESTMENTS — 0.52%	Principal Amount
Time Deposits — 0.52%
Banco Santander SA, 1.76%, 07/01/2019 *	$521,733	521,733
Total short-term investments (Cost $521,733)		521,733
Total investments — 99.76% (Cost $112,359,237)		101,035,906
Other assets in excess of liabilities — 0.24%		244,870
Net assets — 100.00%		$101,280,776

(a) — Non-income producing security.

ADR — American Depositary Receipt

* — Invested through a cash management account administered by Brown Brothers Harriman & Co.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2019

Hotchkis & Wiley Large Cap Value Fund

Largest Equity Holdings	Percent of net assets
American International Group, Inc.	5.01%
Wells Fargo & Company	4.49%
General Electric Company	4.43%
Citigroup, Inc.	4.17%
Microsoft Corp.	4.10%
The Goldman Sachs Group, Inc.	3.58%
General Motors Company	3.07%
Hewlett Packard Enterprise Company	3.00%
Discovery, Inc.	2.80%
Oracle Corp.	2.66%
COMMON STOCKS — 97.72%	Shares Held	Value
COMMUNICATION SERVICES — 8.04% Media — 6.29%
CBS Corp.	108,000	$5,389,200
Comcast Corp.	279,200	11,804,576
Discovery, Inc. (a)	486,700	13,846,615
		31,040,391
Wireless Telecommunication Services — 1.75%
Vodafone Group PLC — ADR	529,844	8,652,352
TOTAL COMMUNICATION SERVICES		39,692,743
CONSUMER DISCRETIONARY — 6.37% Auto Components — 2.58%
Adient PLC (a)	191,891	4,657,195
Magna International, Inc.	162,500	8,076,250
		12,733,445
Automobiles — 3.79%
General Motors Company	393,300	15,153,849
Harley-Davidson, Inc.	99,900	3,579,417
		18,733,266
TOTAL CONSUMER DISCRETIONARY		31,466,711
CONSUMER STAPLES — 3.67% Beverages — 1.21%
PepsiCo, Inc.	45,600	5,979,528
Food Products — 0.99%
Mondelez International, Inc.	90,700	4,888,730
Personal Products — 1.47%
Unilever PLC — ADR	117,300	7,269,081
TOTAL CONSUMER STAPLES		18,137,339
ENERGY — 12.02% Energy Equipment & Services — 2.06%
National Oilwell Varco, Inc.	456,800	10,154,664
	Shares Held	Value
Oil, Gas & Consumable Fuels — 9.96%
Apache Corp.	332,600	$9,635,422
Hess Corp.	171,200	10,883,184
Marathon Oil Corp.	656,300	9,326,023
Marathon Petroleum Corp.	46,093	2,575,677
Murphy Oil Corp.	337,700	8,324,305
Royal Dutch Shell PLC — ADR	129,672	8,437,757
		49,182,368
TOTAL ENERGY		59,337,032
FINANCIALS — 29.95% Banks — 12.58%
Bank of America Corp.	292,049	8,469,421
Citigroup, Inc.	294,088	20,594,983
Citizens Financial Group, Inc.	308,100	10,894,416
Wells Fargo & Company	468,263	22,158,205
		62,117,025
Capital Markets — 5.59%
The Goldman Sachs Group, Inc.	86,400	17,677,440
State Street Corp.	176,700	9,905,802
		27,583,242
Consumer Finance — 3.66%
Capital One Financial Corp.	117,600	10,671,024
Discover Financial Services	95,300	7,394,327
		18,065,351
Diversified Financial Services — 1.41%
AXA Equitable Holdings, Inc.	332,100	6,940,890
Insurance — 6.71%
American International Group, Inc.	464,600	24,753,888
The Travelers Companies, Inc.	56,100	8,388,072
		33,141,960
TOTAL FINANCIALS		147,848,468

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2019

Hotchkis & Wiley Large Cap Value Fund

	Shares Held	Value
HEALTH CARE — 7.28% Health Care Equipment & Supplies — 3.73%
Koninklijke Philips NV	62,737	$2,734,078
Medtronic PLC	116,700	11,365,413
Zimmer Biomet Holdings, Inc.	36,900	4,344,606
		18,444,097
Health Care Providers & Services — 1.32%
Anthem, Inc.	23,100	6,519,051
Pharmaceuticals — 2.23%
GlaxoSmithKline PLC — ADR	185,500	7,423,710
Sanofi — ADR	82,800	3,582,756
		11,006,466
TOTAL HEALTH CARE		35,969,614
INDUSTRIALS — 11.27% Aerospace & Defense — 0.50%
Embraer SA — ADR	123,000	2,475,990
Building Products — 1.50%
Johnson Controls International PLC	179,519	7,415,930
Industrial Conglomerates — 4.43%
General Electric Company	2,082,800	21,869,400
Machinery — 4.84%
CNH Industrial NV	979,900	10,073,372
Cummins, Inc.	65,400	11,205,636
PACCAR, Inc.	36,100	2,586,926
		23,865,934
TOTAL INDUSTRIALS		55,627,254
INFORMATION TECHNOLOGY — 14.67% Communications Equipment — 1.28%
Telefonaktiebolaget LM Ericsson — ADR	667,000	6,336,500
Electronic Equipment, Instruments & Components — 2.64%
Corning, Inc.	391,300	13,002,899
Semiconductors & Semiconductor Equipment — 0.99%
Texas Instruments, Inc.	42,600	4,888,776
Software — 6.76%
Microsoft Corp.	151,100	20,241,356
Oracle Corp.	230,200	13,114,494
		33,355,850
Technology Hardware, Storage & Peripherals — 3.00%
Hewlett Packard Enterprise Company	991,900	14,828,905
TOTAL INFORMATION TECHNOLOGY		72,412,930
MATERIALS — 1.57% Containers & Packaging — 1.57%
International Paper Company	179,200	7,762,944
TOTAL MATERIALS		7,762,944
	Shares Held	Value
UTILITIES — 2.88% Electric Utilities — 2.88%
PPL Corp.	238,500	$7,395,885
The Southern Company	123,100	6,804,968
TOTAL UTILITIES		14,200,853
Total common stocks (Cost $501,326,577)		482,455,888
Total long-term investments (Cost $501,326,577)		482,455,888
SHORT-TERM INVESTMENTS — 2.27%	Principal Amount
Time Deposits — 2.27%
JPMorgan Chase & Company, 1.76%, 07/01/2019 *	$11,214,232	11,214,232
Total short-term investments (Cost $11,214,232)		11,214,232
Total investments — 99.99% (Cost $512,540,809)		493,670,120
Other assets in excess of liabilities — 0.01%		33,500
Net assets — 100.00%		$493,703,620

(a) — Non-income producing security.

ADR — American Depositary Receipt

* — Invested through a cash management account administered by Brown Brothers Harriman & Co.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2019

Hotchkis & Wiley Mid-Cap Value Fund

Largest Equity Holdings	Percent of net assets
Kosmos Energy Ltd.	4.85%
Whiting Petroleum Corp.	4.34%
Citizens Financial Group, Inc.	4.23%
Popular, Inc.	3.92%
Hewlett Packard Enterprise Company	3.65%
Discovery, Inc.	3.58%
Cairn Energy PLC	3.32%
CIT Group, Inc.	3.05%
The Goodyear Tire & Rubber Company	2.92%
Embraer SA	2.79%
COMMON STOCKS — 97.30%	Shares Held	Value
COMMUNICATION SERVICES — 6.15% Media — 6.15%
CBS Corp.	190,900	$9,525,910
Discovery, Inc. (a)	1,552,900	44,180,005
The Interpublic Group of Companies, Inc.	308,400	6,966,756
News Corp.	1,124,100	15,164,109
TOTAL COMMUNICATION SERVICES		75,836,780
CONSUMER DISCRETIONARY — 13.18% Auto Components — 6.82%
Adient PLC — ADR (a)	1,155,000	28,031,850
The Goodyear Tire & Rubber Company	2,355,500	36,039,150
Magna International, Inc.	401,300	19,944,610
		84,015,610
Automobiles — 0.51%
Harley-Davidson, Inc.	174,300	6,245,169
Household Durables — 1.71%
TRI Pointe Group, Inc. (a)	1,762,400	21,095,928
Specialty Retail — 4.14%
Bed Bath & Beyond, Inc.	2,007,200	23,323,664
Office Depot, Inc.	13,453,300	27,713,798
		51,037,462
TOTAL CONSUMER DISCRETIONARY		162,394,169
CONSUMER STAPLES — 1.85% Food Products — 1.85%
Bunge Ltd.	410,000	22,841,100
TOTAL CONSUMER STAPLES		22,841,100
ENERGY — 19.28% Energy Equipment & Services — 4.37%
C&J Energy Services, Inc. (a)	1,813,300	21,360,674
Frank's International NV (a)	860,800	4,699,968
McDermott International, Inc. (a) (l)	2,011,333	19,429,477
National Oilwell Varco, Inc.	113,300	2,518,659
	Shares Held	Value
Superior Energy Services, Inc. (a)	4,518,100	$5,873,530
		53,882,308
Oil, Gas & Consumable Fuels — 14.91%
Apache Corp.	543,100	15,733,607
Cairn Energy PLC (a) (v)	18,546,700	40,909,272
Hess Corp.	47,400	3,013,218
Kosmos Energy Ltd.	9,539,100	59,810,157
Marathon Oil Corp.	181,800	2,583,378
Murphy Oil Corp.	331,500	8,171,475
Whiting Petroleum Corp. (a)	2,865,925	53,535,479
		183,756,586
TOTAL ENERGY		237,638,894
FINANCIALS — 25.52% Banks — 13.15%
CIT Group, Inc.	714,924	37,562,107
Citizens Financial Group, Inc.	1,473,300	52,095,888
Fifth Third Bancorp	368,000	10,267,200
First Horizon National Corp.	668,400	9,979,212
KeyCorp	218,900	3,885,475
Popular, Inc.	890,400	48,295,296
		162,085,178
Capital Markets — 0.91%
Lazard Ltd.	163,000	5,605,570
State Street Corp.	99,300	5,566,758
		11,172,328
Consumer Finance — 5.05%
Ally Financial, Inc.	581,100	18,008,289
Discover Financial Services	204,400	15,859,396
SLM Corp.	1,010,500	9,822,060
Synchrony Financial	536,600	18,603,922
		62,293,667

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2019

Hotchkis & Wiley Mid-Cap Value Fund

	Shares Held	Value
Diversified Financial Services — 2.06%
AXA Equitable Holdings, Inc.	1,216,800	$25,431,120
Insurance — 4.35%
Alleghany Corp. (a)	11,000	7,492,210
CNO Financial Group, Inc.	1,707,700	28,484,436
Enstar Group Ltd. (a)	101,000	17,602,280
		53,578,926
TOTAL FINANCIALS		314,561,219
HEALTH CARE — 1.23% Health Care Equipment & Supplies — 0.50%
Zimmer Biomet Holdings, Inc.	51,800	6,098,932
Pharmaceuticals — 0.73%
Mallinckrodt PLC (a)	984,200	9,034,956
TOTAL HEALTH CARE		15,133,888
INDUSTRIALS — 12.71% Aerospace & Defense — 2.79%
Embraer SA — ADR	1,705,700	34,335,741
Air Freight & Logistics — 2.43%
Royal Mail PLC (v)	11,133,800	29,997,746
Airlines — 0.54%
JetBlue Airways Corp. (a)	358,900	6,636,061
Construction & Engineering — 1.15%
Fluor Corp.	419,000	14,116,110
Machinery — 2.66%
Allison Transmission Holdings, Inc.	147,500	6,836,625
Navistar International Corp. (a)	751,900	25,902,955
		32,739,580
Road & Rail — 3.14%
AMERCO	79,700	30,170,435
Avis Budget Group, Inc. (a)	243,800	8,572,008
		38,742,443
TOTAL INDUSTRIALS		156,567,681
INFORMATION TECHNOLOGY — 10.51% Communications Equipment — 1.78%
CommScope Holding Company, Inc. (a)	751,300	11,817,949
Telefonaktiebolaget LM Ericsson — ADR	1,056,900	10,040,550
		21,858,499
Electronic Equipment, Instruments & Components — 5.08%
Arrow Electronics, Inc. (a)	131,300	9,357,751
Avnet, Inc.	617,100	27,936,117
Corning, Inc.	762,300	25,331,229
		62,625,097
Technology Hardware, Storage & Peripherals — 3.65%
Hewlett Packard Enterprise Company	3,008,300	44,974,085
TOTAL INFORMATION TECHNOLOGY		129,457,681
	Shares Held		Value
REAL ESTATE — 3.20% Equity Real Estate Investment Trusts — 3.20%
Colony Capital, Inc.		1,897,100	$9,485,500
The GEO Group, Inc.		1,427,550	29,992,825
TOTAL REAL ESTATE			39,478,325
UTILITIES — 3.67% Electric Utilities — 1.53%
PPL Corp.		608,500	18,869,585
Independent Power and Renewable Electricity Producers — 2.14%
NRG Energy, Inc.		431,500	15,154,280
Vistra Energy Corp.		495,000	11,206,800
			26,361,080
TOTAL UTILITIES			45,230,665
Total common stocks (Cost $1,313,249,214)			1,199,140,402
Total long-term investments (Cost $1,313,249,214)			1,199,140,402
COLLATERAL FOR SECURITIES ON LOAN — 0.01%
Money Market Funds — 0.01%
Invesco Government & Agency Portfolio — Institutional Class, 2.27%^		118,110	118,110
Total collateral for securities on loan (Cost $118,110)			118,110
SHORT-TERM INVESTMENTS — 2.94%	Principal Amount
Time Deposits — 2.94%
Banco Santander SA, 1.76%, 07/01/2019		$36,300,170	36,300,170
Brown Brothers Harriman & Co., 0.36%, 07/01/2019	GBP	210	266
Total short-term investments (Cost $36,300,440)			36,300,436
Total investments — 100.25% (Cost $1,349,667,764)			1,235,558,948
Liabilities in excess of other assets — (0.25)%			(3,089,275)
Net assets — 100.00%			$1,232,469,673

(a) — Non-income producing security.

(l) — All or a portion of this security is on a loan. The total market value of securities on loan was $115,189. The remaining contractual maturity of all of the securities lending transactions is overnight and continuous.

(v) — Security was fair valued as a result of market movements following the close of local trading using a third-party vendor's proprietary fair value pricing model. The total market value of these securities was $70,907,018 which represented 5.75% of net assets. See Security Valuation in Note 1 in Notes to the Financial Statements.

ADR — American Depositary Receipt

GBP — British Pound

^ — Rate shown is the 7-day yield as of June 30, 2019.

* — Invested through a cash management account administered by Brown Brothers Harriman & Co.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2019

Hotchkis & Wiley Small Cap Value Fund

Largest Equity Holdings	Percent of net assets
Seritage Growth Properties	5.75%
First Hawaiian, Inc.	5.50%
Enstar Group Ltd.	5.32%
Popular, Inc.	3.89%
Matson, Inc.	3.65%
Masonite International Corp.	3.35%
First Horizon National Corp.	3.19%
Hanger, Inc.	3.12%
The Bank of NT Butterfield & Son Ltd.	3.11%
Sonic Automotive, Inc.	3.10%
COMMON STOCKS — 96.66%	Shares Held	Value
COMMUNICATION SERVICES — 1.29% Media — 1.29%
MDC Partners, Inc. (a) (o)	3,688,400	$9,294,768
TOTAL COMMUNICATION SERVICES		9,294,768
CONSUMER DISCRETIONARY — 7.18% Household Durables — 0.65%
TRI Pointe Group, Inc. (a)	391,600	4,687,452
Specialty Retail — 6.53%
Bed Bath & Beyond, Inc.	309,600	3,597,552
Group 1 Automotive, Inc.	65,800	5,388,362
Office Depot, Inc.	7,642,700	15,743,962
Sonic Automotive, Inc.	959,500	22,404,325
		47,134,201
TOTAL CONSUMER DISCRETIONARY		51,821,653
ENERGY — 10.10% Energy Equipment & Services — 5.11%
C&J Energy Services, Inc. (a)	621,300	7,318,914
Frank's International NV (a)	3,914,300	21,372,078
Key Energy Services, Inc. (a) (l)	254,900	573,525
McDermott International, Inc. (a) (l)	251,800	2,432,388
Nine Energy Service, Inc. (a)	276,000	4,783,080
Quintana Energy Services, Inc. (a) (i) (l)	277,700	447,097
		36,927,082
Oil, Gas & Consumable Fuels — 4.99%
Altus Midstream Company (a)	353,000	1,313,160
Berry Petroleum Corp.	294,300	3,119,580
Cairn Energy PLC (a) (v)	734,400	1,619,899
Kosmos Energy Ltd.	2,062,200	12,929,994
Range Resources Corp.	717,200	5,006,056
Rockhopper Exploration PLC (a) (v)	5,054,700	1,320,931
Talos Energy, Inc. (a)	62,200	1,495,910
Whiting Petroleum Corp. (a)	495,125	9,248,935
		36,054,465
TOTAL ENERGY		72,981,547
	Shares Held	Value
FINANCIALS — 33.92% Banks — 17.48%
Associated Banc-Corp	367,700	$7,773,178
The Bank of NT Butterfield & Son Ltd.	661,400	22,461,144
First Hawaiian, Inc.	1,535,700	39,728,559
First Horizon National Corp.	1,544,831	23,064,327
Investors Bancorp, Inc.	258,000	2,876,700
Popular, Inc.	517,900	28,090,896
TCF Financial Corp.	106,800	2,220,372
		126,215,176
Capital Markets — 3.62%
BrightSphere Investment Group PLC	259,400	2,959,754
Lazard Ltd.	302,500	10,402,975
Stifel Financial Corp.	216,200	12,768,772
		26,131,501
Consumer Finance — 1.50%
SLM Corp.	1,111,600	10,804,752
Insurance — 10.79%
CNO Financial Group, Inc.	1,229,900	20,514,732
Enstar Group Ltd. (a)	220,579	38,442,508
Global Indemnity Ltd.	381,636	11,815,451
Horace Mann Educators Corp.	177,300	7,143,417
		77,916,108
Thrifts & Mortgage Finance — 0.53%
Luther Burbank Corp.	251,200	2,735,568
TFS Financial Corp.	61,700	1,114,919
		3,850,487
TOTAL FINANCIALS		244,918,024
HEALTH CARE — 3.12% Health Care Providers & Services — 3.12%
Hanger, Inc. (a)	1,177,500	22,549,125
TOTAL HEALTH CARE		22,549,125

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2019

Hotchkis & Wiley Small Cap Value Fund

	Shares Held	Value
INDUSTRIALS — 18.99% Aerospace & Defense — 2.49%
Embraer SA — ADR	892,300	$17,961,999
Building Products — 5.13%
Armstrong Flooring, Inc. (a)	224,800	2,214,280
Masonite International Corp. (a)	459,500	24,206,460
Resideo Technologies, Inc. (a)	485,500	10,642,160
		37,062,900
Commercial Services & Supplies — 0.76%
Quad/Graphics, Inc.	697,400	5,516,434
Construction & Engineering — 2.78%
Fluor Corp.	128,900	4,342,641
Tutor Perini Corp. (a)	1,134,300	15,732,741
		20,075,382
Machinery — 2.81%
EnPro Industries, Inc.	43,200	2,757,888
Miller Industries, Inc.	390,400	12,004,800
Navistar International Corp. (a)	161,700	5,570,565
		20,333,253
Marine — 3.65%
Matson, Inc.	677,800	26,332,530
Professional Services — 0.38%
Hudson Global, Inc. (a) (i) (o)	218,760	2,723,562
Trading Companies & Distributors — 0.99%
Rush Enterprises, Inc.	195,400	7,136,008
TOTAL INDUSTRIALS		137,142,068
INFORMATION TECHNOLOGY — 10.32% Communications Equipment — 1.11%
Casa Systems, Inc. (a)	206,500	1,327,795
CommScope Holding Company, Inc. (a)	423,600	6,663,228
		7,991,023
Electronic Equipment, Instruments & Components — 5.71%
Arrow Electronics, Inc. (a)	226,800	16,164,036
Avnet, Inc.	459,300	20,792,511
Belden, Inc.	71,400	4,253,298
		41,209,845
IT Services — 2.12%
KBR, Inc.	613,700	15,305,678
Semiconductors & Semiconductor Equipment — 1.38%
Diodes, Inc. (a)	275,200	10,009,024
TOTAL INFORMATION TECHNOLOGY		74,515,570
MATERIALS — 0.00% Metals & Mining — 0.00%
Noranda Aluminum Holding Corp. (a) (i) (o)	800,300	9,203
TOTAL MATERIALS		9,203
	Shares Held		Value
REAL ESTATE — 8.77% Equity Real Estate Investment Trusts — 8.77%
Colony Capital, Inc.		1,367,700	$6,838,500
The GEO Group, Inc.		711,144	14,941,135
Seritage Growth Properties (l)		966,900	41,538,024
TOTAL REAL ESTATE			63,317,659
UTILITIES — 2.97% Electric Utilities — 2.37%
Portland General Electric Company		316,200	17,128,554
Multi-Utilities — 0.60%
Avista Corp.		97,200	4,335,120
TOTAL UTILITIES			21,463,674
Total common stocks (Cost $717,475,316)			698,013,291
Total long-term investments (Cost $717,475,316)			698,013,291
COLLATERAL FOR SECURITIES ON LOAN — 4.32%
Money Market Funds — 4.32%
Invesco Government & Agency Portfolio — Institutional Class, 2.27%^		31,156,546	31,156,546
Total collateral for securities on loan (Cost $31,156,546)			31,156,546
SHORT-TERM INVESTMENTS — 4.03%	Principal Amount
Time Deposits — 4.03%
Banco Santander SA, 1.76%, 07/01/2019 *		$29,123,048	29,123,048
Brown Brothers Harriman & Co., 0.81%, 07/02/2019 *	CAD	115	87
Total short-term investments (Cost $29,123,132)			29,123,135
Total investments — 105.01% (Cost $777,754,994)			758,292,972
Liabilities in excess of other assets — (5.01)%			(36,165,948)
Net assets — 100.00%			$722,127,024

(a) — Non-income producing security.

(i) — Illiquid security. The total market value of these securities was $3,179,862, which represented 0.44% of net assets.

(l) — All or a portion of this security is on loan. The total market value of securities on loan was $30,514,580. The remaining contractual maturity of all of the securities lending transactions is overnight and continuous.

(o) — Affiliated issuer. See Note 6 in Notes to the Financial Statements.

(v) — Security was fair valued as a result of market movements following the close of local trading using a third-party vendor's proprietary fair value pricing model. The total market value of these securities was $2,940,830, which represented 0.41% of net assets. See Security Valuation in Note 1 in Notes to Financial Statements.

ADR — American Depositary Receipt

CAD — Canadian Dollar

^ — Rate shown is the 7-day yield as of June 30, 2019.

* — Invested through a cash management account administered by Brown Brothers Harriman & Co.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2019

Hotchkis & Wiley Small Cap Diversified Value Fund

Largest Equity Holdings	Percent of net assets
Commercial Vehicle Group, Inc.	0.46%
Wabash National Corp.	0.44%
Adient PLC	0.43%
Cooper-Standard Holdings, Inc.	0.43%
Methode Electronics, Inc.	0.43%
First BanCorp	0.43%
Magellan Health, Inc.	0.42%
Boston Private Financial Holdings, Inc.	0.42%
Diodes, Inc.	0.42%
Group 1 Automotive, Inc.	0.42%
COMMON STOCKS — 94.91%	Shares Held	Value
COMMUNICATION SERVICES — 1.31% Media — 1.31%
Emerald Expositions Events, Inc.	19,400	$216,310
Entravision Communications Corp.	74,965	233,891
MDC Partners, Inc. (a)	109,971	277,126
Meredith Corp.	3,545	195,188
MSG Networks, Inc. (a)	12,889	267,318
TEGNA, Inc.	6,337	96,006
TOTAL COMMUNICATION SERVICES		1,285,839
CONSUMER DISCRETIONARY — 12.87% Auto Components — 3.02%
Adient PLC (a)	17,495	424,604
Cooper Tire & Rubber Company	12,359	389,926
Cooper-Standard Holdings, Inc. (a)	9,235	423,148
Delphi Technologies PLC (a)	20,500	410,000
The Goodyear Tire & Rubber Company	25,700	393,210
Motorcar Parts of America, Inc. (a)	15,969	341,896
Tower International, Inc.	20,294	395,733
Visteon Corp. (a)	3,300	193,314
		2,971,831
Automobiles — 0.50%
Thor Industries, Inc.	6,800	397,460
Winnebago Industries, Inc.	2,400	92,760
		490,220
Diversified Consumer Services — 0.09%
Weight Watchers International, Inc. (a)	4,600	87,860
Hotels, Restaurants & Leisure — 1.22%
Brinker International, Inc.	5,000	196,750
Hilton Grand Vacations, Inc. (a)	12,792	407,041
Twin River Worldwide Holdings, Inc.	6,300	187,425
Wyndham Destinations, Inc.	9,200	403,880
		1,195,096
	Shares Held	Value
Household Durables — 3.07%
Century Communities, Inc. (a)	10,766	$286,160
Ethan Allen Interiors, Inc.	8,825	185,855
Flexsteel Industries, Inc.	4,614	78,715
Green Brick Partners, Inc. (a)	10,380	86,258
Hooker Furniture Corp.	14,575	300,537
LGI Homes, Inc. (a)	3,943	281,648
M/I Homes, Inc. (a)	3,423	97,692
Meritage Homes Corp. (a)	5,469	280,778
Taylor Morrison Home Corp. (a)	18,610	390,066
TRI Pointe Group, Inc. (a)	29,921	358,154
Tupperware Brands Corp.	14,962	284,727
ZAGG, Inc. (a)	55,879	388,918
		3,019,508
Internet & Catalog Retail — 0.19%
PetMed Express, Inc.	11,900	186,473
Leisure Products — 0.33%
Johnson Outdoors, Inc.	1,200	89,484
Nautilus, Inc. (a)	104,474	230,888
		320,372
Multiline Retail — 0.10%
Dillard's, Inc.	1,600	99,648
Specialty Retail — 3.75%
Asbury Automotive Group, Inc. (a)	3,514	296,371
AutoNation, Inc. (a)	9,200	385,848
Bed Bath & Beyond, Inc.	8,214	95,447
The Buckle, Inc.	5,500	95,205
Camping World Holdings, Inc.	15,900	197,478
Group 1 Automotive, Inc.	5,028	411,742
Haverty Furniture Companies, Inc.	11,398	194,108
Hibbett Sports, Inc. (a)	15,073	274,329
Lithia Motors, Inc.	2,872	341,136

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2019

Hotchkis & Wiley Small Cap Diversified Value Fund

	Shares Held	Value
Office Depot, Inc.	149,846	$308,683
Penske Automotive Group, Inc.	6,200	293,260
Sonic Automotive, Inc.	16,920	395,081
Sportsman's Warehouse Holdings, Inc. (a)	24,652	93,185
Urban Outfitters, Inc. (a)	8,200	186,550
Zumiez, Inc. (a)	4,500	117,450
		3,685,873
Textiles, Apparel & Luxury Goods — 0.60%
G-III Apparel Group Ltd. (a)	6,800	200,056
Movado Group, Inc.	11,112	300,024
Unifi, Inc. (a)	5,200	94,484
		594,564
TOTAL CONSUMER DISCRETIONARY		12,651,445
CONSUMER STAPLES — 1.74% Food & Staples Retailing — 0.16%
Village Super Market, Inc.	5,916	156,833
Household Products — 0.38%
Energizer Holdings, Inc.	9,600	370,944
Personal Products — 0.80%
Nu Skin Enterprises, Inc.	8,000	394,560
USANA Health Sciences, Inc. (a)	4,900	389,207
		783,767
Tobacco — 0.40%
Universal Corp.	6,500	395,005
TOTAL CONSUMER STAPLES		1,706,549
ENERGY — 7.52% Energy Equipment & Services — 3.05%
C&J Energy Services, Inc. (a)	29,193	343,894
Cactus, Inc. (a)	5,600	185,472
Frank's International NV (a)	61,250	334,425
FTS International, Inc. (a)	16,400	91,512
Keane Group, Inc. (a)	53,700	360,864
Liberty Oilfield Services, Inc.	20,900	338,162
Mammoth Energy Services, Inc.	43,300	297,904
Newpark Resources, Inc. (a)	28,100	208,502
Nine Energy Service, Inc. (a)	5,300	91,849
ProPetro Holding Corp. (a)	14,600	302,220
Smart Sand, Inc. (a)	24,585	59,987
Solaris Oilfield Infrastructure, Inc.	24,500	367,010
US Well Services, Inc. (a) (i)	2,800	13,496
		2,995,297
Oil, Gas & Consumable Fuels — 4.47%
Altus Midstream Company (a)	47,200	175,584
Berry Petroleum Corp.	36,400	385,840
Bonanza Creek Energy, Inc. (a)	19,500	407,159
	Shares Held	Value
Callon Petroleum Company (a)	28,331	$186,701
Contango Oil & Gas Company (a)	72,448	126,060
Delek US Holdings, Inc.	5,300	214,756
Earthstone Energy, Inc. (a)	50,487	308,980
Hoegh LNG Partners LP	6,900	119,370
Kosmos Energy Ltd.	62,673	392,960
Noble Midstream Partners LP	5,800	192,908
Oasis Midstream Partners LP	9,500	204,250
Par Pacific Holdings, Inc. (a)	9,600	196,992
Range Resources Corp.	56,300	392,974
Renewable Energy Group, Inc. (a)	13,139	208,385
REX American Resources Corp. (a)	4,078	297,286
Talos Energy, Inc. (a)	4,000	96,200
Whiting Petroleum Corp. (a)	20,645	385,649
World Fuel Services Corp.	2,804	100,832
		4,392,886
TOTAL ENERGY		7,388,183
FINANCIALS — 33.17% Banks — 18.54%
1st Source Corp.	4,266	197,942
Amalgamated Bank (i)	11,200	195,440
Associated Banc-Corp	18,000	380,520
BankUnited, Inc.	11,000	371,140
Bar Harbor Bankshares	5,846	155,445
Boston Private Financial Holdings, Inc.	34,300	414,001
Bridge Bancorp, Inc.	6,470	190,606
Brookline Bancorp, Inc.	18,876	290,313
Bryn Mawr Bank Corp.	2,300	85,836
Camden National Corp.	4,316	197,975
Carolina Financial Corp.	8,086	283,738
Cathay General Bancorp	11,122	399,391
Chemical Financial Corp.	9,600	394,656
City Holding Company	2,480	189,125
Community Trust Bancorp, Inc.	7,070	298,990
ConnectOne Bancorp, Inc.	13,100	296,846
Customers Bancorp, Inc. (a)	18,664	391,944
Eagle Bancorp, Inc.	3,400	184,042
Equity Bancshares, Inc. (a)	9,600	255,936
Financial Institutions, Inc.	8,531	248,679
First BanCorp	37,836	417,708
First Business Financial Services, Inc.	3,835	90,123
First Financial Bancorp	12,200	295,484
First Financial Corp.	6,403	257,144
First Hawaiian, Inc.	14,470	374,339
First Internet Bancorp	10,489	225,933

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2019

Hotchkis & Wiley Small Cap Diversified Value Fund

	Shares Held	Value
First Mid Bancshares, Inc.	2,742	$95,751
The First of Long Island Corp.	4,100	82,328
Flushing Financial Corp.	12,848	285,226
FNB Corp.	24,600	289,542
Franklin Financial Network, Inc.	13,840	385,582
Fulton Financial Corp.	24,100	394,517
Great Southern Bancorp, Inc.	4,500	269,325
Great Western Bancorp, Inc.	11,166	398,850
Hancock Whitney Corp.	4,700	188,282
Hanmi Financial Corp.	17,317	385,650
Hilltop Holdings, Inc.	18,287	388,964
Home BancShares, Inc.	10,200	196,452
HomeTrust Bancshares, Inc.	3,829	96,261
Hope Bancorp, Inc.	27,643	380,921
Horizon Bancorp, Inc.	11,900	194,446
IBERIABANK Corp.	2,500	189,625
International Bancshares Corp.	7,436	280,412
Investors Bancorp, Inc.	34,324	382,713
Lakeland Bancorp, Inc.	24,700	398,905
Live Oak Bancshares, Inc.	23,795	408,084
Metropolitan Bank Holding Corp. (a)	2,200	96,800
Midland States Bancorp, Inc.	15,243	407,293
MidWestOne Financial Group, Inc.	3,094	86,508
Northrim BanCorp, Inc.	2,774	98,921
Old National Bancorp	5,174	85,837
Opus Bank	9,200	194,212
Orrstown Financial Services, Inc.	4,249	93,436
Pacific Premier Bancorp, Inc.	6,400	197,632
Park National Corp.	900	89,451
Peapack Gladstone Financial Corp.	13,826	388,787
RBB Bancorp	4,752	91,904
Republic Bancorp, Inc.	1,800	89,550
Sandy Spring Bancorp, Inc.	11,445	399,202
Simmons First National Corp.	8,500	197,710
South State Corp.	2,600	191,542
Southern National Bancorp of Virginia, Inc.	13,166	201,571
TCF Financial Corp.	14,100	293,139
Texas Capital Bancshares, Inc. (a)	6,400	392,768
Towne Bank	3,600	98,208
TriCo Bancshares	4,964	187,639
Triumph Bancorp, Inc. (a)	6,600	191,730
Trustmark Corp.	8,961	297,953
UMB Financial Corp.	1,500	98,730
Umpqua Holdings Corp.	5,900	97,881
Univest Financial Corp.	3,800	99,788
	Shares Held	Value
Valley National Bancorp	36,600	$394,548
WesBanco, Inc.	2,600	100,230
West Bancorporation, Inc.	4,149	88,042
Wintrust Financial Corp.	2,700	197,532
		18,223,676
Capital Markets — 3.61%
AllianceBernstein Holding LP	6,734	200,134
Artisan Partners Asset Management, Inc.	7,000	192,640
BrightSphere Investment Group PLC	17,323	197,655
Cowen, Inc. (a)	18,000	309,420
GAIN Capital Holdings, Inc.	22,400	92,512
GAMCO Investors, Inc.	5,436	104,208
Greenhill & Company, Inc.	21,365	290,350
INTL FCStone, Inc. (a)	3,800	150,442
Legg Mason, Inc.	9,397	359,718
Och-Ziff Capital Management Group, Inc.	8,511	195,413
Oppenheimer Holdings, Inc.	11,191	304,619
Stifel Financial Corp.	3,300	194,898
Victory Capital Holdings, Inc. (a)	16,427	282,216
Virtus Investment Partners, Inc.	2,700	289,980
Waddell & Reed Financial, Inc.	11,248	187,504
Westwood Holdings Group, Inc.	5,600	197,120
		3,548,829
Consumer Finance — 0.57%
Navient Corp.	27,890	380,699
SLM Corp.	18,800	182,736
		563,435
Diversified Financial Services — 0.30%
FGL Holdings	34,750	291,900
Insurance — 4.00%
Ambac Financial Group, Inc. (a)	22,887	385,646
American Equity Investment Life Holding Company	6,726	182,678
CNO Financial Group, Inc.	22,586	376,734
Employers Holdings, Inc.	6,785	286,802
Enstar Group Ltd. (a)	2,249	391,956
Global Indemnity Ltd.	6,348	196,534
Horace Mann Educators Corp.	8,764	353,102
MBIA, Inc. (a)	31,646	294,624
National Western Life Group, Inc.	1,425	366,225
ProAssurance Corp.	9,667	349,075
Stewart Information Services Corp.	6,891	279,017
Third Point Reinsurance Ltd. (a)	27,098	279,651
United Fire Group, Inc.	3,900	188,994
		3,931,038
The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2019

Hotchkis & Wiley Small Cap Diversified Value Fund

	Shares Held	Value
Mortgage Real Estate Investment Trusts — 1.66%
Colony Credit Real Estate, Inc.	23,982	$371,721
Ellington Financial, Inc.	21,289	382,563
Exantas Capital Corp.	34,271	387,605
Great Ajax Corp.	14,560	203,840
Ready Capital Corp.	18,991	282,966
		1,628,695
Thrifts & Mortgage Finance — 4.49%
Capitol Federal Financial, Inc.	13,783	189,792
Dime Community Bancshares, Inc.	20,263	384,794
First Defiance Financial Corp.	1,000	28,570
FS Bancorp, Inc.	2,000	103,740
Hingham Institution for Savings	1,000	198,010
HomeStreet, Inc. (a)	12,778	378,740
Luther Burbank Corp.	18,185	198,035
Merchants Bancorp	9,960	169,619
Meridian Bancorp, Inc.	10,700	191,423
Northfield Bancorp, Inc.	18,277	285,304
OceanFirst Financial Corp.	7,600	188,860
Oritani Financial Corp.	22,846	405,287
Southern Missouri Bancorp, Inc.	2,559	89,130
Sterling Bancorp, Inc.	19,462	194,036
Territorial Bancorp, Inc.	3,392	104,813
TrustCo Bank Corp.	50,964	403,635
United Financial Bancorp, Inc.	21,100	299,198
Washington Federal, Inc.	11,544	403,232
Waterstone Financial, Inc.	11,383	194,194
		4,410,412
TOTAL FINANCIALS		32,597,985
HEALTH CARE — 2.29% Health Care Providers & Services — 1.62%
Hanger, Inc. (a)	19,900	381,085
Magellan Health, Inc. (a)	5,606	416,133
MEDNAX, Inc. (a)	16,300	411,249
Patterson Companies, Inc.	16,700	382,430
		1,590,897
Life Sciences Tools & Services — 0.31%
Medpace Holdings, Inc. (a)	4,700	307,474
Pharmaceuticals — 0.36%
Taro Pharmaceutical Industries Ltd.	4,100	350,222
TOTAL HEALTH CARE		2,248,593
INDUSTRIALS — 17.36% Aerospace & Defense — 1.20%
AAR Corp.	8,900	327,431
Moog, Inc.	1,100	102,971
	Shares Held	Value
National Presto Industries, Inc.	3,894	$363,271
Vectrus, Inc. (a)	9,455	383,495
		1,177,168
Airlines — 0.21%
Hawaiian Holdings, Inc.	7,410	203,256
Building Products — 1.93%
Apogee Enterprises, Inc.	7,356	319,545
Armstrong Flooring, Inc. (a)	37,295	367,356
Builders FirstSource, Inc. (a)	6,405	107,988
Caesarstone Ltd.	25,872	388,856
Continental Building Products, Inc. (a)	7,700	204,589
Insteel Industries, Inc.	1,100	22,902
Masonite International Corp. (a)	7,441	391,991
Universal Forest Products, Inc.	2,594	98,728
		1,901,955
Commercial Services & Supplies — 1.91%
ACCO Brands Corp.	24,319	191,391
Deluxe Corp.	6,815	277,098
Ennis, Inc.	12,377	253,976
Herman Miller, Inc.	5,094	227,702
Interface, Inc.	12,300	188,559
Knoll, Inc.	9,146	210,175
Quad/Graphics, Inc.	41,210	325,970
Steelcase, Inc.	12,115	207,167
		1,882,038
Construction & Engineering — 1.33%
Arcosa, Inc.	2,600	97,838
MasTec, Inc. (a)	2,000	103,060
MYR Group, Inc. (a)	2,684	100,247
Primoris Services Corp.	14,503	303,548
Tutor Perini Corp. (a)	29,601	410,566
Valmont Industries, Inc.	2,296	291,156
		1,306,415
Electrical Equipment — 1.57%
AZZ, Inc.	6,600	303,732
Encore Wire Corp.	3,496	204,796
EnerSys	5,900	404,150
GrafTech International Ltd.	33,700	387,550
Preformed Line Products Company	2,527	140,299
Thermon Group Holdings, Inc. (a)	4,083	104,729
		1,545,256
Machinery — 5.44%
Astec Industries, Inc.	8,600	280,016
Blue Bird Corp. (a)	19,930	392,422

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2019

Hotchkis & Wiley Small Cap Diversified Value Fund

	Shares Held	Value
Commercial Vehicle Group, Inc. (a)	56,815	$455,657
EnPro Industries, Inc.	6,280	400,915
Global Brass & Copper Holdings, Inc.	6,621	289,536
Graham Corp.	9,089	183,689
The Greenbrier Companies, Inc.	12,999	395,170
Hillenbrand, Inc.	7,400	292,818
Hyster-Yale Materials Handling, Inc.	3,627	200,428
Kennametal, Inc.	2,700	99,873
Meritor, Inc. (a)	16,013	388,315
Miller Industries, Inc.	1,800	55,350
Mueller Water Products, Inc.	18,800	184,616
Navistar International Corp. (a)	11,436	393,970
REV Group, Inc.	13,793	198,757
Spartan Motors, Inc.	9,000	98,640
Terex Corp.	12,600	395,640
The Timken Company	4,061	208,492
Wabash National Corp.	26,412	429,723
		5,344,027
Marine — 0.41%
Matson, Inc.	10,483	407,265
Professional Services — 1.62%
BG Staffing, Inc.	8,700	164,256
GP Strategies Corp. (a)	15,883	239,516
InnerWorkings, Inc. (a)	65,062	248,537
Kelly Services, Inc.	11,530	301,970
Korn Ferry	6,276	251,479
Resources Connection, Inc.	11,785	188,678
TrueBlue, Inc. (a)	8,800	194,128
		1,588,564
Road & Rail — 0.70%
Covenant Transportation Group, Inc. (a)	18,100	266,251
Schneider National, Inc.	5,300	96,672
Universal Logistics Holdings, Inc.	5,700	128,079
Werner Enterprises, Inc.	6,300	195,804
		686,806
Trading Companies & Distributors — 1.04%
Aircastle Ltd.	9,200	195,592
DXP Enterprises, Inc. (a)	4,200	159,138
Rush Enterprises, Inc.	10,298	376,083
WESCO International, Inc. (a)	5,765	291,997
		1,022,810
TOTAL INDUSTRIALS		17,065,560
	Shares Held	Value
INFORMATION TECHNOLOGY — 8.65% Communications Equipment — 0.90%
Casa Systems, Inc. (a)	30,600	$196,758
CommScope Holding Company, Inc. (a)	12,000	188,760
NETGEAR, Inc. (a)	8,669	219,239
Plantronics, Inc.	7,500	277,800
		882,557
Electronic Equipment, Instruments & Components — 4.96%
Anixter International, Inc. (a)	6,568	392,175
AVX Corp.	23,127	383,908
Belden, Inc.	6,700	399,119
Benchmark Electronics, Inc.	12,263	308,047
ePlus, Inc. (a)	2,700	186,138
Insight Enterprises, Inc. (a)	5,368	312,418
Kimball Electronics, Inc. (a)	18,200	295,568
Methode Electronics, Inc.	14,659	418,807
PC Connection, Inc.	8,016	280,400
Plexus Corp. (a)	6,956	406,021
Sanmina Corp. (a)	12,935	391,672
ScanSource, Inc. (a)	8,953	291,510
Tech Data Corp. (a)	3,935	411,600
Vishay Intertechnology, Inc.	24,126	398,562
		4,875,945
IT Services — 1.28%
Cass Information Systems, Inc.	4,200	203,616
CSG Systems International, Inc.	7,910	386,245
KBR, Inc.	15,625	389,688
NIC, Inc.	17,573	281,871
		1,261,420
Semiconductors & Semiconductor Equipment — 0.80%
Diodes, Inc. (a)	11,379	413,854
Photronics, Inc. (a)	45,154	370,263
		784,117
Software — 0.41%
Ebix, Inc.	8,100	406,782
Technology Hardware, Storage & Peripherals — 0.30%
Super Micro Computer, Inc. (a)	15,100	292,185
TOTAL INFORMATION TECHNOLOGY		8,503,006
MATERIALS — 3.97% Chemicals — 2.34%
American Vanguard Corp.	13,529	208,482
Cabot Corp.	6,500	310,115
FutureFuel Corp.	10,500	122,745
Innophos Holdings, Inc.	10,100	294,011
Koppers Holdings, Inc. (a)	3,080	90,429

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2019

Hotchkis & Wiley Small Cap Diversified Value Fund

	Shares Held	Value
Livent Corp. (a)	55,900	$386,828
Minerals Technologies, Inc.	3,384	181,078
PolyOne Corp.	6,500	204,035
Trinseo SA	7,200	304,848
Valvoline, Inc.	10,100	197,253
		2,299,824
Containers & Packaging — 0.30%
Greif, Inc.	3,000	97,650
Silgan Holdings, Inc.	6,400	195,840
		293,490
Metals & Mining — 1.13%
Century Aluminum Company (a)	27,300	188,643
Cleveland-Cliffs, Inc.	29,240	311,991
Kaiser Aluminum Corp.	2,997	292,537
Worthington Industries, Inc.	7,900	318,054
		1,111,225
Paper & Forest Products — 0.20%
Mercer International, Inc.	12,700	196,469
TOTAL MATERIALS		3,901,008
REAL ESTATE — 1.35% Equity Real Estate Investment Trusts — 0.76%
Colony Capital, Inc.	72,632	363,160
Seritage Growth Properties	9,008	386,984
		750,144
Real Estate Management & Development — 0.59%
Consolidated-Tomoka Land Company	3,400	202,980
Five Point Holdings LLC (a)	24,100	181,232
Marcus & Millichap, Inc. (a)	6,200	191,270
		575,482
TOTAL REAL ESTATE		1,325,626
UTILITIES — 4.68% Electric Utilities — 1.37%
ALLETE, Inc.	4,576	380,769
El Paso Electric Company	5,824	380,890
PNM Resources, Inc.	5,962	303,525
Spark Energy, Inc.	25,326	283,398
		1,348,582
Gas Utilities — 1.76%
Northwest Natural Holding Company	5,552	385,864
South Jersey Industries, Inc.	11,344	382,633
Spire, Inc.	4,493	377,053
Star Group LP	19,460	194,405
Suburban Propane Partners LP	16,227	394,154
		1,734,109
	Shares Held	Value
Multi-Utilities — 1.16%
Avista Corp.	8,531	$380,482
NorthWestern Corp.	5,233	377,561
Unitil Corp.	6,312	378,026
		1,136,069
Water Utilities — 0.39%
California Water Service Group	7,600	384,788
TOTAL UTILITIES		4,603,548
Total common stocks (Cost $93,533,129)		93,277,342
Total long-term investments (Cost $93,533,129)		93,277,342
SHORT-TERM INVESTMENTS — 4.50%	Principal Amount
Time Deposits — 4.50%
Banco Bilbao Vizcaya Argentaria SA, 1.76%, 07/01/2019 *	$4,422,050	4,422,050
Total short-term investments (Cost $4,422,050)		4,422,050
Total investments — 99.41% (Cost $97,955,179)		97,699,392
Other assets in excess of liabilities — 0.59%		580,366
Net assets — 100.00%		$98,279,758

(a) — Non-income producing security.

(i) — Illiquid security. The total market value of these securities was $208,936, which represented 0.21% of net assets.

* — Invested through a cash management account administered by Brown Brothers Harriman & Co.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2019

Hotchkis & Wiley Global Value Fund

* Based on country of risk.

Largest Equity Holdings	Percent of net assets
American International Group, Inc.	4.50%
General Electric Company	4.46%
Wells Fargo & Company	3.70%
The Goldman Sachs Group, Inc.	3.56%
Microsoft Corp.	3.32%
Discovery, Inc.	2.81%
BAE Systems PLC	2.76%
Oracle Corp.	2.73%
CNH Industrial NV	2.59%
Hewlett Packard Enterprise Company	2.48%
COMMON STOCKS — 96.43%	Shares Held	Value
COMMUNICATION SERVICES — 4.96% Media — 2.81%
Discovery, Inc. (a)	39,450	$1,122,352
Wireless Telecommunication Services — 2.15%
Vodafone Group PLC — ADR	52,772	861,767
TOTAL COMMUNICATION SERVICES		1,984,119
CONSUMER DISCRETIONARY — 7.77% Auto Components — 3.34%
Adient PLC — ADR (a)	16,431	398,780
Magna International, Inc.	18,811	934,907
		1,333,687
Automobiles — 3.82%
Bayerische Motoren Werke AG (v)	9,397	582,251
General Motors Company	24,545	945,719
		1,527,970
Specialty Retail — 0.61%
Kingfisher PLC (v)	89,802	244,773
TOTAL CONSUMER DISCRETIONARY		3,106,430
CONSUMER STAPLES — 3.95% Beverages — 2.02%
Heineken Holding NV (v)	3,787	396,670
PepsiCo, Inc.	3,128	410,175
		806,845
Food & Staples Retailing — 0.87%
Tesco PLC (v)	120,514	347,404
Personal Products — 1.06%
Unilever PLC (v)	6,856	425,589
TOTAL CONSUMER STAPLES		1,579,838
ENERGY — 8.63% Energy Equipment & Services — 3.24%
Frank's International NV (a)	89,916	490,941
National Oilwell Varco, Inc.	36,269	806,260
		1,297,201
	Shares Held	Value
Oil, Gas & Consumable Fuels — 5.39%
Apache Corp.	9,202	$266,582
Cairn Energy PLC (a) (v)	193,390	426,569
Kosmos Energy Ltd.	94,388	591,813
Marathon Oil Corp.	18,283	259,801
Whiting Petroleum Corp. (a)	32,703	610,892
		2,155,657
TOTAL ENERGY		3,452,858
FINANCIALS — 29.32% Banks — 15.96%
Barclays PLC (v)	364,576	693,444
BNP Paribas SA (v)	12,556	595,221
Citigroup, Inc.	5,604	392,448
Citizens Financial Group, Inc.	11,200	396,032
Credito Valtellinese SpA (a) (v)	5,351,369	343,592
ING Groep NV (v)	51,456	596,053
Royal Bank of Scotland Group PLC (v)	102,400	285,606
Societe Generale SA (v)	36,473	920,556
UniCredit SpA (v)	55,300	680,679
Wells Fargo & Company	31,230	1,477,804
		6,381,435
Capital Markets — 5.25%
Credit Suisse Group AG (a) (v)	56,564	677,024
The Goldman Sachs Group, Inc.	6,954	1,422,789
		2,099,813
Insurance — 8.11%
American International Group, Inc.	33,769	1,799,212
Tokio Marine Holdings, Inc. (v)	17,200	863,016
Zurich Insurance Group AG (v)	1,671	581,424
		3,243,652
TOTAL FINANCIALS		11,724,900

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2019

Hotchkis & Wiley Global Value Fund

	Shares Held	Value
HEALTH CARE — 4.12% Health Care Equipment & Supplies — 1.59%
Medtronic PLC	6,500	$633,035
Health Care Providers & Services — 1.28%
Anthem, Inc.	1,815	512,211
Pharmaceuticals — 1.25%
GlaxoSmithKline PLC — ADR	12,519	501,011
TOTAL HEALTH CARE		1,646,257
INDUSTRIALS — 21.78% Aerospace & Defense — 5.80%
Airbus SE (v)	2,800	396,260
BAE Systems PLC (v)	175,559	1,103,372
Embraer SA — ADR	40,753	820,358
		2,319,990
Air Freight & Logistics — 2.36%
Royal Mail PLC (v)	350,487	944,315
Building Products — 0.97%
Masonite International Corp. (a)	7,351	387,251
Industrial Conglomerates — 4.46%
General Electric Company	169,972	1,784,706
Machinery — 6.79%
CNH Industrial NV	100,782	1,036,039
Cummins, Inc.	3,529	604,659
Danieli & C Officine Meccaniche SpA (v)	54,560	685,730
Navistar International Corp. (a)	11,292	389,009
		2,715,437
Road & Rail — 1.40%
AMERCO	1,472	557,226
TOTAL INDUSTRIALS		8,708,925
INFORMATION TECHNOLOGY — 13.71% Communications Equipment — 1.42%
Telefonaktiebolaget LM Ericsson — ADR	59,972	569,734
Electronic Equipment, Instruments & Components — 3.76%
Corning, Inc.	24,773	823,207
Hitachi Ltd. (v)	18,500	680,665
		1,503,872
Software — 6.05%
Microsoft Corp.	9,913	1,327,945
Oracle Corp.	19,175	1,092,400
		2,420,345
Technology Hardware, Storage & Peripherals — 2.48%
Hewlett Packard Enterprise Company	66,187	989,496
TOTAL INFORMATION TECHNOLOGY		5,483,447
	Shares Held		Value
REAL ESTATE — 2.19% Equity Real Estate Investment Trusts — 2.19%
Seritage Growth Properties		20,343	$873,935
TOTAL REAL ESTATE			873,935
Total common stocks (Cost $38,406,494)			38,560,709
Total long-term investments (Cost $38,406,494)			38,560,709
SHORT-TERM INVESTMENTS — 2.76%	Principal Amount
Time Deposits — 2.76%
Banco Bilbao Vizcaya Argentaria SA, 1.76%, 07/01/2019*		$1,102,799	1,102,799
Brown Brothers Harriman & Co., 0.81%, 07/02/2019*	CAD	3	3
Brown Brothers Harriman & Co., 0.36%, 07/01/2019*	GBP	3	4
Total short-term investments (Cost $1,102,806)			1,102,806
Total investments — 99.19% (Cost $39,509,300)			39,663,515
Other assets in excess of liabilities — 0.81%			323,317
Net assets — 100.00%			$39,986,832

(a) — Non-income producing security.

(v) — Security was fair valued as a result of market movements following the close of local trading using a third-party vendor's proprietary fair value pricing model. The total market value of these securities was $12,470,213, which represented 31.19% of net assets. See Security Valuation in Note 1 in Notes to the Financial Statements.

ADR — American Depositary Receipt

CAD — Canadian Dollar

GBP — British Pound

* — Invested through a cash management account administered by Brown Brothers Harriman & Co.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2019

Hotchkis & Wiley International Value Fund

* Based on country of risk

+ Sum of countries shown is greater than 100% due to liabilities in excess of other assets of (0.57)%.

Largest Equity Holdings	Percent of net assets
BAE Systems PLC	4.73%
CNH Industrial NV	3.94%
Tokio Marine Holdings, Inc.	3.87%
Embraer SA	3.68%
Royal Mail PLC	3.19%
Hitachi Ltd.	3.15%
Frank's International NV	3.03%
Societe Generale SA	2.99%
Cairn Energy PLC	2.93%
Magna International, Inc.	2.92%
COMMON STOCKS — 100.57%	Shares Held	Value
COMMUNICATION SERVICES — 3.34% Media — 0.47%
RTL Group SA (v)	216	$11,055
Wireless Telecommunication Services — 2.87%
Vodafone Group PLC (v)	40,846	66,949
TOTAL COMMUNICATION SERVICES		78,004
CONSUMER DISCRETIONARY — 6.19% Auto Components — 2.92%
Magna International, Inc.	1,372	68,188
Automobiles — 1.70%
Bayerische Motoren Werke AG (v)	641	39,717
Leisure Products — 0.52%
Sega Sammy Holdings, Inc. (v)	1,000	12,175
Specialty Retail — 1.05%
Kingfisher PLC (v)	7,866	21,440
Pendragon PLC	15,032	3,108
		24,548
TOTAL CONSUMER DISCRETIONARY		144,628
CONSUMER STAPLES — 7.64% Beverages — 2.46%
Heineken Holding NV (v)	547	57,296
Food & Staples Retailing — 0.91%
Tesco PLC (v)	7,396	21,320
Food Products — 1.53%
Ezaki Glico Company Ltd. (v)	800	35,665
Personal Products — 2.36%
Unilever PLC (v)	888	55,123
	Shares Held	Value
Tobacco — 0.38%
Scandinavian Tobacco Group (r)	757	$8,822
TOTAL CONSUMER STAPLES		178,226
ENERGY — 12.07% Energy Equipment & Services — 4.98%
Borr Drilling Ltd. (a) (v)	1,059	10,308
Frank's International NV (a)	12,957	70,745
Subsea 7 SA (v)	2,900	35,065
		116,118
Oil, Gas & Consumable Fuels — 7.09%
Cairn Energy PLC (a) (v)	31,036	68,458
Kosmos Energy Ltd.	5,768	36,165
Rockhopper Exploration PLC (a) (v)	42,625	11,139
Royal Dutch Shell PLC (v)	1,527	49,724
		165,486
TOTAL ENERGY		281,604
FINANCIALS — 30.05% Banks — 14.88%
Barclays PLC (v)	25,417	48,345
BNP Paribas SA (v)	1,124	53,283
Credito Valtellinese SpA (a) (v)	620,067	39,812
ING Groep NV (v)	3,567	41,319
Royal Bank of Scotland Group PLC (v)	16,700	46,578
Societe Generale SA (v)	2,769	69,887
UniCredit SpA (v)	3,900	48,004
		347,228
Capital Markets — 2.02%
Credit Suisse Group AG (a) (v)	3,948	47,254

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2019

Hotchkis & Wiley International Value Fund

	Shares Held	Value
Insurance — 13.15%
Aviva PLC (v)	2,280	$12,076
Enstar Group Ltd. (a)	389	67,795
Global Indemnity Ltd.	968	29,969
Legal & General Group PLC (v)	3,770	12,916
RSA Insurance Group PLC (v)	4,926	36,101
Tokio Marine Holdings, Inc. (v)	1,800	90,316
Zurich Insurance Group AG (v)	166	57,760
		306,933
TOTAL FINANCIALS		701,415
HEALTH CARE — 8.42% Health Care Equipment & Supplies — 3.44%
Koninklijke Philips NV (v)	948	41,215
Medtronic PLC	400	38,956
		80,171
Pharmaceuticals — 4.98%
Bayer AG (v)	760	52,715
GlaxoSmithKline PLC (v)	2,509	50,293
Sanofi (v)	153	13,223
		116,231
TOTAL HEALTH CARE		196,402
INDUSTRIALS — 21.95% Aerospace & Defense — 10.84%
Airbus SE (v)	400	56,609
BAE Systems PLC (v)	17,575	110,458
Embraer SA — ADR	4,269	85,935
		253,002
Air Freight & Logistics — 3.19%
Royal Mail PLC (v)	27,629	74,441
Construction & Engineering — 0.41%
Bouygues SA (v)	261	9,666
Machinery — 7.24%
CNH Industrial NV (v)	1,759	18,071
CNH Industrial NV	8,953	92,037
Danieli & C Officine Meccaniche SpA (v)	3,747	47,094
KSB SE & Company KGaA (v)	34	11,742
		168,944
Professional Services — 0.27%
Hudson Global, Inc. (a)	499	6,213
TOTAL INDUSTRIALS		512,266
	Shares Held	Value
INFORMATION TECHNOLOGY — 8.35% Communications Equipment — 2.74%
Telefonaktiebolaget LM Ericsson (v)	6,744	$64,012
Electronic Equipment, Instruments & Components — 5.61%
Hitachi Ltd. (v)	2,000	73,584
Nippon Electric Glass Company Ltd. (v)	1,100	27,958
TE Connectivity Ltd.	305	29,213
		130,755
TOTAL INFORMATION TECHNOLOGY		194,767
MATERIALS — 2.56% Chemicals — 2.56%
Nufarm Ltd. (v)	7,572	21,843
Tikkurila Oyj	2,253	37,916
TOTAL MATERIALS		59,759
Total common stocks (Cost $2,505,900)		2,347,071
Total long-term investments (Cost $2,505,900)		2,347,071
Total investments — 100.57% (Cost $2,505,900)		2,347,071
Liabilities in excess of other assets — (0.57)%		(13,379)
Net assets — 100.00%		$2,333,692

(a) — Non-income producing security.

(r) — Rule 144A security of the Securities Act of 1933. Purchased in a private placement transaction; resale to the public may require registration or be limited to qualified institutional buyers. The total market value of these securities was $8,822, which represented 0.38% of net assets.

(v) — Security was fair valued as a result of market movements following the close of local trading using a third-party vendor's proprietary fair value pricing model. The total market value of these securities was $1,772,009, which represented 75.93% of net assets. See Security Valuation in Note 1 in Notes to the Financial Statements.

ADR — American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2019

Hotchkis & Wiley Value Opportunities Fund

Largest Holdings*	Percent of net assets
General Electric Company	6.35%
Microsoft Corp.	6.10%
The Goldman Sachs Group, Inc.	5.14%
Wells Fargo & Company	5.02%
Seritage Growth Properties	4.33%
American International Group, Inc.	4.16%
General Electric Company, 5.000%, Perpetual	3.97%
Discovery, Inc.	3.47%
Bank of America Corp.	3.40%
Morgan Stanley	3.29%

* Excluding short-term securities.

COMMON STOCKS — 87.79%	Shares Held	Value
COMMUNICATION SERVICES — 11.78% Media — 9.53%
CBS Corp.	228,300	$11,392,170
Comcast Corp.	309,600	13,089,888
Discovery, Inc. (a)	933,200	26,549,540
News Corp.	1,632,000	22,015,680
		73,047,278
Wireless Telecommunication Services — 2.25%
Vodafone Group PLC — ADR	1,054,500	17,219,985
TOTAL COMMUNICATION SERVICES		90,267,263
CONSUMER DISCRETIONARY — 3.48% Automobiles — 2.62%
General Motors Company	522,166	20,119,056
Specialty Retail — 0.59%
Office Depot, Inc. (c)	2,194,000	4,519,640
Textiles, Apparel & Luxury Goods — 0.27%
JG Boswell Company	3,401	2,040,600
TOTAL CONSUMER DISCRETIONARY		26,679,296
CONSUMER STAPLES — 1.00% Beverages — 1.00%
PepsiCo, Inc.	58,400	7,657,992
TOTAL CONSUMER STAPLES		7,657,992
ENERGY — 10.36% Energy Equipment & Services — 4.82%
Frank's International NV (a)	2,408,700	13,151,502
National Oilwell Varco, Inc.	1,070,300	23,792,769
		36,944,271
Oil, Gas & Consumable Fuels — 5.54%
Apache Corp.	460,100	13,329,097
Cairn Energy PLC (a) (v)	7,283,800	16,066,198
Hess Corp.	54,300	3,451,851
Kosmos Energy Ltd.	563,700	3,534,399
	Shares Held	Value
Marathon Oil Corp.	200,300	$2,846,263
Rockhopper Exploration PLC (a) (v)	5,048,100	1,319,207
Whiting Petroleum Corp. (a)	102,300	1,910,964
		42,457,979
TOTAL ENERGY		79,402,250
FINANCIALS — 27.29% Banks — 11.46%
Bank of America Corp. (c)	897,600	26,030,400
Citigroup, Inc. (c)	236,000	16,527,080
Credito Valtellinese SpA (a) (v)	54,457,200	3,496,499
JPMorgan Chase & Company (c)	29,300	3,275,740
Wells Fargo & Company	813,200	38,480,624
		87,810,343
Capital Markets — 10.68%
The Goldman Sachs Group, Inc.	192,500	39,385,500
Morgan Stanley	576,100	25,238,941
Motors Liquidation Company GUC Trust (a) (o)	1,623,100	17,204,860
		81,829,301
Insurance — 5.15%
American International Group, Inc. (c)	597,600	31,840,128
Enstar Group Ltd. (a)	25,100	4,374,428
Global Indemnity Ltd.	104,400	3,232,224
		39,446,780
TOTAL FINANCIALS		209,086,424
HEALTH CARE — 1.91% Health Care Equipment & Supplies — 1.03%
Medtronic PLC	81,200	7,908,068
Health Care Providers & Services — 0.88%
Hanger, Inc. (a)	351,300	6,727,395
TOTAL HEALTH CARE		14,635,463

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2019

Hotchkis & Wiley Value Opportunities Fund

	Shares Held	Value
INDUSTRIALS — 13.55% Air Freight & Logistics — 2.58%
Royal Mail PLC (c) (v)	7,324,900	$19,735,444
Building Products — 0.63%
Masonite International Corp. (a)	91,900	4,841,292
Construction & Engineering — 0.08%
Tutor Perini Corp. (a)	44,700	619,989
Industrial Conglomerates — 6.35%
General Electric Company	4,636,200	48,680,100
Machinery — 0.94%
Danieli & C Officine Meccaniche SpA (c) (v)	572,600	7,196,642
Professional Services — 0.08%
Hudson Global, Inc. (a)	48,170	599,716
Road & Rail — 2.89%
AMERCO	58,400	22,107,320
TOTAL INDUSTRIALS		103,780,503
INFORMATION TECHNOLOGY — 12.66% Electronic Equipment, Instruments & Components — 1.06%
Corning, Inc.	243,200	8,081,536
Software — 9.04%
Microsoft Corp. (c)	349,100	46,765,436
Oracle Corp. (c)	395,500	22,531,635
		69,297,071
Technology Hardware, Storage & Peripherals — 2.56%
Hewlett Packard Enterprise Company	1,310,500	19,591,975
TOTAL INFORMATION TECHNOLOGY		96,970,582
MATERIALS — 0.92% Chemicals — 0.69%
Iracore Investments Holdings, Inc. — Class A (Acquired 04/13/2017, Cost $6,892,250) (a) (f) (i) (m) (o) (u)	32,422	5,264,360
Metals & Mining — 0.23%
American Zinc Recycling LLC (Acquired 07/24/2014, Cost $7,500,000) (a) (f) (i) (m) (u)	4,688	1,789,222
TOTAL MATERIALS		7,053,582
REAL ESTATE — 4.84% Equity Real Estate Investment Trusts — 4.33%
Seritage Growth Properties (l)	773,100	33,212,376
Real Estate Management & Development — 0.51%
Maui Land & Pineapple Company, Inc. (a)	377,300	3,882,417
TOTAL REAL ESTATE		37,094,793
Total common stocks (Cost $650,018,213)		672,628,148
PREFERRED STOCKS — 0.42%	Shares Held	Value
FINANCIALS — 0.42% Thrifts & Mortgage Finance — 0.42%
Federal Home Loan Mortgage Corp. — Series K (a) (i)	33,900	$715,290
Federal Home Loan Mortgage Corp. — Series N (a) (i)	118,600	2,168,008
Federal Home Loan Mortgage Corp. — Series S (a)	18,700	351,560
TOTAL FINANCIALS		3,234,858
Total preferred stocks (Cost $274,261)		3,234,858
CONVERTIBLE BONDS — 5.98%	Principal Amount
CONSUMER DISCRETIONARY — 1.55% Multiline Retail — 1.55%
JC Penney Corp., Inc. 5.875%, 07/01/2023 (r)	$14,080,000	11,862,400
TOTAL CONSUMER DISCRETIONARY		11,862,400
INDUSTRIALS — 3.97% Industrial Conglomerates — 3.97%
General Electric Company 5.000% (Fixed until 01/21/2021, then 3 Month LIBOR USD + 3.330%), Perpetual	31,675,000	30,432,707
TOTAL INDUSTRIALS		30,432,707
REAL ESTATE — 0.46% Equity Real Estate Investment Trusts — 0.46%
The GEO Group, Inc. 5.875%, 10/15/2024	4,030,000	3,566,550
TOTAL REAL ESTATE		3,566,550
Total corporate bonds (Cost $41,319,353)		45,861,657
TERM LOANS — 0.50%
MATERIALS — 0.50% Chemicals — 0.50%
Iracore International Holdings, Inc. 11.500% (1 Month LIBOR USD + 9.000%), 04/13/2021 (Acquired 04/13/2017, Cost $3,802,486) (b) (f) (m) (u)	3,802,486	3,802,486
TOTAL MATERIALS		3,802,486
Total term loans (Cost $3,802,486)		3,802,486

PURCHASED PUT OPTIONS — 1.78%	Contracts (100 shares per contract)	Notional Amount
CONSUMER DISCRETIONARY — 1.62% Automobiles — 1.62%
Tesla, Inc. (a) Expiration: June 2020, Exercise Price: $270.00	50	$1,117,300	379,875
Expiration: January 2021, Exercise Price: $300.00	50	1,117,300	538,875

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2019

Hotchkis & Wiley Value Opportunities Fund

	Contracts (100 shares per contract)	Notional Amount	Value
Expiration: January 2021, Exercise Price: $450.00	70	$1,564,220	$1,619,450
Expiration: January 2021, Exercise Price: $500.00	355	7,932,830	9,884,975
TOTAL CONSUMER DISCRETIONARY			12,423,175
INVESTMENT COMPANIES — 0.16% Exchange Traded Funds — 0.16%
iShares China Large-Cap ETF (a) Expiration: January 2020, Exercise Price: $40.00	3,000	12,831,000	454,500
Expiration: January 2021, Exercise Price: $40.00	2,100	8,981,700	735,000
TOTAL INVESTMENT COMPANIES			1,189,500
Total purchased put options (Cost $12,279,769)			13,612,675
WARRANTS — 0.19%		Shares Held
ENERGY — 0.00% Oil, Gas & Consumable Fuels — 0.00%
Lonestar Resources America, Inc. (Acquired 09/30/2016, Cost $339,200) (a) (f) (i) (m) Expiration: December 2021, Exercise Price: $5.00		80,000	0
TOTAL ENERGY			0
FINANCIALS — 0.19% Insurance — 0.19%
American International Group, Inc. (a) Expiration: January 2021, Exercise Price: $43.12		117,400	1,438,150
TOTAL FINANCIALS			1,438,150

Total warrants (Cost $1,226,559)			1,438,150
Total long-term investments (Cost $708,920,641)			740,577,974
COLLATERAL FOR SECURITIES ON LOAN — 1.68%
Money Market Funds — 1.68%
Invesco Government & Agency Portfolio — Institutional Class, 2.27%^		12,871,657	12,871,657
Total collateral for securities on loan (Cost $12,871,657)			12,871,657
SHORT-TERM INVESTMENTS — 2.14%	Principal Amount
Time Deposits — 2.14%
Brown Brothers Harriman & Co., 0.57%, 07/01/2019*	AUD	41	29
Brown Brothers Harriman & Co., 0.81%, 07/02/2019*	CAD	96	74
Brown Brothers Harriman & Co., 0.36%, 07/01/2019*	GBP	117	148
	Principal Amount	Value
JPMorgan Chase & Company, 1.76%, 07/01/2019*	$16,423,500	$16,423,500
Total short-term investments (Cost $16,423,750)		16,423,751
Total investments — 100.48% (Cost $738,216,048)		769,873,382
Liabilities in excess of other assets — (0.48)%		(3,705,125)
Net assets — 100.00%		$766,168,257

(a) — Non-income producing security.

(b) — The coupon rate shown on variable rate securities represents the rate at June 30, 2019.

(c) — All or a portion of this security is segregated as collateral for purchased put options.

(f) — Security was fair valued under guidelines established by and under the general supervision and responsibility of the Trust's Board of Trustees. The total market value of these securities was $10,856,068, which represented 1.42% of net assets. See Security Valuation in Note 1 in Notes to the Financial Statements.

(i) — Illiquid security. The total market value of these securities was $9,936,880, which represented 1.30% of net assets.

(l) — All or a portion of this security is on loan. The total market value of securities on loan was $12,603,293. The remaining contractual maturity of all of the securities lending transactions is overnight and continuous.

(m) — Restricted security. Purchased in a private placement transaction; resale to the public may require registration. The total market value of these securities was $10,856,068, which represented 1.42% of net assets.

(o) — Affiliated issuer. See Note 6 in Notes to the Financial Statements.

(r) — Rule 144A security of the Securities Act of 1933. Purchased in a private placement transaction; resale to the public may require registration or be limited to qualified institutional buyers. The total market value of these securities was $11,862,400, which represented 1.55% of net assets.

(u) — Value determined using significant unobservable inputs.

(v) — Security was fair valued as a result of market movements following the close of local trading using a third-party vendor's proprietary fair value pricing model. The total market value of these securities was $47,813,990, which represented 6.24% of net assets. See Security Valuation in Note 1 in Notes to the Financial Statements.

ADR — American Depositary Receipt

AUD — Australian Dollar

CAD — Canadian Dollar

GBP — British Pound

LIBOR — London Interbank Offered Rate

USD — United States Dollar

^ — Rate shown is the 7-day yield as of June 30, 2019.

* — Invested through a cash management account administered by Brown Brothers Harriman & Co.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2019

Hotchkis & Wiley Capital Income Fund

Largest Issuers	Percent of net assets
General Electric Company	3.20%
American International Group, Inc.	2.63%
Whiting Petroleum Corp.	2.31%
The Goldman Sachs Group, Inc.	2.22%
Wells Fargo & Company	2.04%
Discovery, Inc.	1.91%
BAE Systems PLC	1.77%
Seritage Growth Properties	1.74%
Societe Generale SA	1.62%
Magna International, Inc.	1.53%
COMMON STOCKS — 59.61%	Shares Held	Value
COMMUNICATION SERVICES — 3.81% Media — 2.57%
CBS Corp.	1,472	$73,453
Discovery, Inc. (a)	17,913	509,625
MDC Partners, Inc. (a)	40,637	102,405
		685,483
Wireless Telecommunication Services — 1.24%
Vodafone Group PLC — ADR (c)	20,243	330,568
TOTAL COMMUNICATION SERVICES		1,016,051
CONSUMER DISCRETIONARY — 6.42% Auto Components — 2.35%
Adient PLC (a)	9,002	218,479
Magna International, Inc.	8,227	408,881
		627,360
Automobiles — 1.48%
General Motors Company	10,234	394,316
General Motors Company — Escrow (Acquired 12/31/2010, Cost $0) (a) (f) (i) (m) (u)	4,600	0
		394,316
Specialty Retail — 1.70%
Bed Bath & Beyond, Inc.	9,685	112,540
Kingfisher PLC — ADR	11,963	65,079
Office Depot, Inc.	134,636	277,350
		454,969
Textiles, Apparel & Luxury Goods — 0.89%
Quiksilver, Inc. (Acquired 07/11/2013 — 05/12/2016, Cost $351,163) (a) (f) (i) (m) (u)	6,960	236,640
TOTAL CONSUMER DISCRETIONARY		1,713,285
CONSUMER STAPLES — 0.27% Food & Staples Retailing — 0.27%
Tesco PLC — ADR	8,414	73,285
TOTAL CONSUMER STAPLES		73,285
	Shares Held	Value
ENERGY — 6.10% Energy Equipment & Services — 1.17%
C&J Energy Services, Inc. (a)	8,750	$103,075
Fieldwood Energy, Inc. (Acquired 05/03/2018, Cost $34,085) (a) (i) (m)	1,461	48,944
Fieldwood Energy, Inc. (a) (i)	395	13,233
Frank's International NV (a)	11,909	65,023
Nine Energy Service, Inc. (a)	2,359	40,881
Quintana Energy Services, Inc. (a) (i)	25,425	40,934
		312,090
Oil, Gas & Consumable Fuels — 4.93%
Apache Corp.	2,220	64,313
Bellatrix Exploration Ltd. (a)	22,104	15,031
Cairn Energy PLC — ADR (a)	65,646	292,453
Kosmos Energy Ltd.	46,366	290,715
Murphy Oil Corp.	2,617	64,509
PetroQuest Energy, Inc. (a) (i)	4,513	18,052
Rockhopper Exploration PLC (a) (v)	110,687	28,926
Warren Resources, Inc. (Acquired 11/23/2016, Cost $2,157) (a) (f) (i) (m) (u)	1,559	2,156
Whiting Petroleum Corp. (a)	28,911	540,057
		1,316,212
TOTAL ENERGY		1,628,302
FINANCIALS — 19.29% Banks — 8.81%
Bank of America Corp.	6,389	185,281
Barclays PLC — ADR	27,349	208,126
BNP Paribas SA — ADR	4,397	104,121
Citigroup, Inc.	5,483	383,975
Citizens Financial Group, Inc.	7,484	264,634
Credito Valtellinese SpA (a) (v)	2,578,739	165,571

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2019

Hotchkis & Wiley Capital Income Fund

	Shares Held	Value
Popular, Inc.	3,482	$188,864
Societe Generale SA — ADR	61,250	306,250
Wells Fargo & Company	11,510	544,654
		2,351,476
Capital Markets — 5.25%
Credit Suisse Group AG — ADR (a)	12,700	152,019
Fifth Street Asset Management, Inc. (a) (i)	176,631	259,648
The Goldman Sachs Group, Inc.	2,895	592,316
Motors Liquidation Company GUC Trust (a)	37,448	396,949
		1,400,932
Consumer Finance — 1.12%
Capital One Financial Corp.	1,621	147,090
Synchrony Financial	4,431	153,622
		300,712
Insurance — 4.11%
American International Group, Inc. (c)	13,165	701,432
Global Indemnity Ltd.	1,997	61,827
Tokio Marine Holdings, Inc. — ADR	4,364	218,636
Zurich Insurance Group AG — ADR	3,293	114,761
		1,096,656
TOTAL FINANCIALS		5,149,776
HEALTH CARE — 1.55% Health Care Equipment & Supplies — 0.56%
Medtronic PLC	1,520	148,033
Health Care Providers & Services — 0.43%
Anthem, Inc.	410	115,706
Pharmaceuticals — 0.56%
GlaxoSmithKline PLC — ADR	3,718	148,794
TOTAL HEALTH CARE		412,533
INDUSTRIALS — 11.98% Aerospace & Defense — 2.25%
BAE Systems PLC — ADR	18,871	473,096
Embraer SA — ADR	6,343	127,685
		600,781
Air Freight & Logistics — 1.49%
Royal Mail PLC — ADR	76,152	397,513
Building Products — 0.79%
Masonite International Corp. (a)	3,986	209,982
Commercial Services & Supplies — 0.43%
Quad/Graphics, Inc.	14,678	116,103
Construction & Engineering — 0.54%
Tutor Perini Corp. (a)	10,320	143,138
Industrial Conglomerates — 2.46%
General Electric Company	62,455	655,778
	Shares Held	Value
Machinery — 2.34%
CNH Industrial NV	18,410	$189,255
Cummins, Inc.	876	150,094
Danieli & C Officine Meccaniche SpA — ADR	22,965	286,029
		625,378
Marine — 0.59%
Matson, Inc.	4,095	159,091
Professional Services — 0.24%
Hudson Global, Inc. (a)	5,156	64,192
Road & Rail — 0.43%
AMERCO	305	115,458
Trading Companies & Distributors — 0.42%
RA Parent, Inc. (Acquired 12/23/2014 — 01/18/2018, Cost $192,714) (a) (f) (i) (m) (u)	3	111,561
TOTAL INDUSTRIALS		3,198,975
INFORMATION TECHNOLOGY — 5.91% Communications Equipment — 0.55%
Telefonaktiebolaget LM Ericsson — ADR	15,316	145,502
Electronic Equipment, Instruments & Components — 1.14%
Corning, Inc. (c)	9,164	304,520
IT Services — 0.31%
KBR, Inc.	3,370	84,048
Software — 2.50%
Microsoft Corp. (c)	2,765	370,399
Oracle Corp.	5,189	295,617
		666,016
Technology Hardware, Storage & Peripherals — 1.41%
Hewlett Packard Enterprise Company	25,203	376,785
TOTAL INFORMATION TECHNOLOGY		1,576,871
MATERIALS — 1.39% Chemicals — 0.16%
Iracore Investments Holdings, Inc. — Class A (Acquired 04/13/2017, Cost $57,250) (a) (f) (i) (m) (u)	269	43,678
Metals & Mining — 1.23%
American Zinc Recycling LLC (Acquired 07/19/2012 — 09/30/2016, Cost $404,157) (a) (f) (i) (m) (u)	860	328,227
TOTAL MATERIALS		371,905
REAL ESTATE — 2.89% Equity Real Estate Investment Trusts — 2.89%
The GEO Group, Inc. (c)	14,609	306,935
Seritage Growth Properties	10,799	463,925
TOTAL REAL ESTATE		770,860
Total common stocks (Cost $16,385,897)		15,911,843

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2019

Hotchkis & Wiley Capital Income Fund

PREFERRED STOCKS — 0.17%	Shares Held	Value
CONSUMER STAPLES — 0.17% Food Products — 0.17%
Pinnacle Agriculture Enterprises LLC (Acquired 03/10/2017, Cost $69,351) (a) (f) (i) (m) (u)	94,387	$45,589
TOTAL CONSUMER STAPLES		45,589
Total preferred stocks (Cost $69,351)		45,589
CONVERTIBLE BONDS — 0.29%	Principal Amount
REAL ESTATE — 0.29% Equity Real Estate Investment Trusts — 0.29%
Colony Capital, Inc. 3.875%, 01/15/2021	$80,000	78,200
TOTAL REAL ESTATE		78,200
Total convertible bonds (Cost $76,896)		78,200
CORPORATE BONDS — 34.74%
COMMUNICATION SERVICES — 2.37% Media — 2.04%
Harland Clarke Holdings Corp. 9.250%, 03/01/2021 (r)	70,000	68,425
8.375%, 08/15/2022 (r)	38,000	32,443
MDC Partners, Inc. 6.500%, 05/01/2024 (r)	122,000	112,723
Meredith Corp. 6.875%, 02/01/2026	41,000	43,711
Salem Media Group, Inc. 6.750%, 06/01/2024 (r)	103,000	90,640
Townsquare Media, Inc. 6.500%, 04/01/2023 (r)	111,000	109,751
VTR Finance BV 6.875%, 01/15/2024 (r)	84,000	87,255
		544,948
Wireless Telecommunication Services — 0.33%
Telesat Canada / Telesat LLC 8.875%, 11/15/2024 (r)	80,000	86,800
TOTAL COMMUNICATION SERVICES		631,748
CONSUMER DISCRETIONARY — 6.16% Auto Components — 1.34%
Adient Global Holdings Ltd. 4.875%, 08/15/2026 (r)	114,000	90,915
Adient US LLC 7.000%, 05/15/2026 (r)	45,000	46,350
Allison Transmission, Inc. 5.875%, 06/01/2029 (r)	60,000	63,300
Delphi Technologies PLC 5.000%, 10/01/2025 (r)	78,000	69,615
The Goodyear Tire & Rubber Company 4.875%, 03/15/2027	93,000	88,699
		358,879
	Principal Amount	Value
Hotels, Restaurants & Leisure — 2.31%
Boyd Gaming Corp. 6.000%, 08/15/2026	$87,000	$91,785
International Game Technology PLC 6.250%, 01/15/2027 (r)	5,000	5,488
Jacobs Entertainment, Inc. 7.875%, 02/01/2024 (r)	91,000	97,370
National CineMedia LLC 5.750%, 08/15/2026	130,000	124,474
Penn National Gaming, Inc. 5.625%, 01/15/2027 (r)	89,000	88,110
Rivers Pittsburgh Borrower LP / Rivers Pittsburgh Finance Corp. 6.125%, 08/15/2021 (r)	62,000	63,085
Twin River Worldwide Holdings, Inc. 6.750%, 06/01/2027 (r)	65,000	67,925
Wynn Macau Ltd. 5.500%, 10/01/2027 (r)	79,000	77,025
		615,262
Household Durables — 1.17%
TopBuild Corp. 5.625%, 05/01/2026 (r)	100,000	102,750
TRI Pointe Group, Inc. 5.250%, 06/01/2027	103,000	99,653
Weekley Homes LLC / Weekley Finance Corp. 6.000%, 02/01/2023	111,000	110,167
		312,570
Leisure Products — 0.28%
Vista Outdoor, Inc. 5.875%, 10/01/2023	75,000	73,532
Multiline Retail — 0.43%
JC Penney Corp., Inc. 5.875%, 07/01/2023 (r)	106,000	89,305
8.625%, 03/15/2025 (r)	53,000	26,235
		115,540
Specialty Retail — 0.36%
Cumberland Farms, Inc. 6.750%, 05/01/2025 (r)	8,000	8,500
Parkland Fuel Corp. 5.875%, 07/15/2027 (e) (r)	15,000	15,244
Sonic Automotive, Inc. 5.000%, 05/15/2023	71,000	71,976
		95,720
Textiles, Apparel & Luxury Goods — 0.27%
Eagle Intermediate Global Holding BV / Ruyi US Finance LLC 7.500%, 05/01/2025 (r)	75,000	71,531
TOTAL CONSUMER DISCRETIONARY		1,643,034
CONSUMER STAPLES — 0.76% Food Products — 0.17%
Pinnacle Operating Corp. 9.000%, 05/15/2023 (i) (r)	135,499	46,070

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2019

Hotchkis & Wiley Capital Income Fund

	Principal Amount	Value
Household Products — 0.31%
Energizer Holdings, Inc. 6.375%, 07/15/2026 (r)	$81,000	$83,429
Personal Products — 0.28%
Prestige Brands, Inc. 6.375%, 03/01/2024 (r)	70,000	73,588
TOTAL CONSUMER STAPLES		203,087
ENERGY — 7.40% Energy Equipment & Services — 3.40%
Apergy Corp. 6.375%, 05/01/2026	75,000	75,938
Exterran Energy Solutions LP / EES Finance Corp. 8.125%, 05/01/2025	82,000	83,743
Jonah Energy LLC / Jonah Energy Finance Corp. 7.250%, 10/15/2025 (r)	94,000	45,825
KCA Deutag UK Finance PLC 9.875%, 04/01/2022 (r)	111,000	82,418
McDermott Technology Americas, Inc. / McDermott Technology US, Inc. 10.625%, 05/01/2024 (r)	104,000	97,596
Moss Creek Resources Holdings, Inc. 7.500%, 01/15/2026 (r)	103,000	88,323
Nine Energy Service, Inc. 8.750%, 11/01/2023 (r)	70,000	68,600
Noble Holding International Ltd. 7.875%, 02/01/2026 (r)	30,000	25,922
SESI LLC 7.750%, 09/15/2024	80,000	52,200
Shelf Drilling Holdings Ltd. 8.250%, 02/15/2025 (r)	114,000	105,791
Transocean, Inc. 9.000%, 07/15/2023 (r)	51,000	54,506
Transocean Poseidon Ltd. 6.875%, 02/01/2027 (r)	30,000	31,781
Ultra Resources, Inc. 7.125%, 04/15/2025 (i) (r)	136,000	12,920
Unit Corp. 6.625%, 05/15/2021	90,000	81,675
		907,238
Oil, Gas & Consumable Fuels — 4.00%
American Midstream Partners LP / American Midstream Finance Corp. 9.500%, 12/15/2021 (r)	86,000	84,495
Bellatrix Exploration Ltd. 8.500%, 09/11/2023 (f) (i) (u)	60,000	54,000
3.000% Cash and 9.500% PIK, 12/15/2023 (f) (p) (u)	65,000	32,500
Callon Petroleum Company 6.375%, 07/01/2026	69,000	69,776
Calumet Specialty Products Partners LP / Calumet Finance Corp. 6.500%, 04/15/2021	75,000	75,000
	Principal Amount	Value
GasLog Ltd. 8.875%, 03/22/2022	$127,000	$131,445
HighPoint Operating Corp. 8.750%, 06/15/2025	94,000	90,240
Lonestar Resources America, Inc. 11.250%, 01/01/2023 (r)	76,000	72,580
PBF Holding Company LLC / PBF Finance Corp. 7.250%, 06/15/2025	59,000	62,024
PBF Logistics LP / PBF Logistics Finance Corp. 6.875%, 05/15/2023	77,000	79,791
PetroQuest Energy, Inc. 10.000% PIK, 02/15/2024 (p)	40,572	35,501
Rockpoint Gas Storage Canada Ltd. 7.000%, 03/31/2023 (r)	200,000	203,750
Whiting Petroleum Corp. 6.625%, 01/15/2026	79,000	76,581
		1,067,683
TOTAL ENERGY		1,974,921
FINANCIALS — 1.31% Banks — 0.71%
BNP Paribas SA 6.625% (Fixed until 03/24/2024, then 5 Year Swap Rate USD + 4.149%), Perpetual (r)	60,000	62,518
Societe Generale SA 7.375% (Fixed until 09/12/2021, then 5 Year Swap Rate USD + 6.238%), Perpetual (r)	120,000	126,455
		188,973
Consumer Finance — 0.36%
Credit Acceptance Corp. 6.625%, 03/15/2026 (r)	90,000	94,838
Insurance — 0.24%
CNO Financial Group, Inc. 5.250%, 05/30/2029	60,000	65,100
TOTAL FINANCIALS		348,911
HEALTH CARE — 3.13% Health Care Equipment & Supplies — 0.23%
Avanos Medical, Inc. 6.250%, 10/15/2022 (c)	60,000	61,275
Health Care Providers & Services — 1.93%
CHS / Community Health Systems, Inc. 6.875%, 02/01/2022	117,000	79,560
8.000%, 03/15/2026 (r)	90,000	86,717
DaVita, Inc. 5.000%, 05/01/2025	86,000	85,226
HCA, Inc. 5.875%, 02/01/2029	125,000	137,187
Tenet Healthcare Corp. 6.750%, 06/15/2023	63,000	63,473
6.250%, 02/01/2027 (r)	60,000	61,875
		514,038

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2019

Hotchkis & Wiley Capital Income Fund

	Principal Amount	Value
Pharmaceuticals — 0.97%
Bausch Health Companies, Inc. 7.250%, 05/30/2029 (r)	$101,000	$105,293
Endo Dac / Endo Finance LLC / Endo Finco, Inc. 6.000%, 07/15/2023 (r)	96,000	69,600
Mallinckrodt International Finance SA / Mallinckrodt CB LLC 5.625%, 10/15/2023 (r)	111,000	84,360
		259,253
TOTAL HEALTH CARE		834,566
INDUSTRIALS — 6.57% Aerospace & Defense — 0.26%
TransDigm, Inc. 6.250%, 03/15/2026 (r)	65,000	68,169
Air Freight & Logistics — 0.24%
XPO Logistics, Inc. 6.750%, 08/15/2024 (r)	61,000	65,194
Building Products — 1.45%
Ashton Woods USA LLC / Ashton Woods Finance Company 6.750%, 08/01/2025 (r)	115,000	111,550
Builders FirstSource, Inc. 6.750%, 06/01/2027 (r)	85,000	90,100
Masonite International Corp. 5.750%, 09/15/2026 (r)	72,000	74,340
Standard Industries, Inc. 6.000%, 10/15/2025 (r)	103,000	109,824
		385,814
Commercial Services & Supplies — 1.48%
AECOM 5.125%, 03/15/2027	60,000	62,700
Aptim Corp. 7.750%, 06/15/2025 (r)	105,000	80,850
Herc Holdings, Inc. 5.500%, 07/15/2027 (e) (r)	53,000	53,464
LSC Communications, Inc. 8.750%, 10/15/2023 (r)	47,000	44,885
Matthews International Corp. 5.250%, 12/01/2025 (r)	91,000	89,748
Vizient, Inc. 6.250%, 05/15/2027 (r)	60,000	63,528
		395,175
Construction & Engineering — 0.33%
Tutor Perini Corp. 6.875%, 05/01/2025 (r)	91,000	87,360
Industrial Conglomerates — 0.74%
General Electric Company 4.500%, 03/11/2044	40,000	38,978
5.000% (Fixed until 01/21/2021, then 3 Month LIBOR USD + 3.330%), Perpetual	165,000	158,529
		197,507
	Principal Amount	Value
Machinery — 1.74%
Cleaver-Brooks, Inc. 7.875%, 03/01/2023 (r)	$70,000	$67,302
EnPro Industries, Inc. 5.750%, 10/15/2026	70,000	71,750
Meritor, Inc. 6.250%, 02/15/2024	77,000	79,503
Navistar International Corp. 6.625%, 11/01/2025 (r)	78,000	82,095
Stevens Holding Company, Inc. 6.125%, 10/01/2026 (r)	90,000	95,174
Titan International, Inc. 6.500%, 11/30/2023	80,000	69,800
		465,624
Trading Companies & Distributors — 0.33%
Beacon Roofing Supply, Inc. 4.875%, 11/01/2025 (r)	89,000	88,444
TOTAL INDUSTRIALS		1,753,287
INFORMATION TECHNOLOGY — 1.80% Communications Equipment — 0.48%
CommScope, Inc. 6.000%, 03/01/2026 (r)	55,000	56,650
CommScope Technologies LLC 6.000%, 06/15/2025 (r)	76,000	71,608
		128,258
Electronic Equipment, Instruments & Components — 0.39%
Ingram Micro, Inc. 5.450%, 12/15/2024	103,000	105,288
Semiconductors & Semiconductor Equipment — 0.38%
Qorvo, Inc. 5.500%, 07/15/2026	96,000	101,837
Software — 0.55%
j2 Cloud Services LLC / j2 Global Co-Obligor, Inc. 6.000%, 07/15/2025 (r)	59,000	62,024
Nuance Communications, Inc. 5.625%, 12/15/2026	81,000	84,669
		146,693
TOTAL INFORMATION TECHNOLOGY		482,076
MATERIALS — 4.45% Chemicals — 1.63%
Alpha 3 BV / Alpha US Bidco, Inc. 6.250%, 02/01/2025 (r)	93,000	92,070
The Chemours Company 7.000%, 05/15/2025	63,000	65,993
Element Solutions, Inc. 5.875%, 12/01/2025 (r)	71,000	74,284
Hexion, Inc. 6.625%, 04/15/2020 (d)	118,000	92,040
Rayonier AM Products, Inc. 5.500%, 06/01/2024 (r)	129,000	110,939
		435,326

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2019

Hotchkis & Wiley Capital Income Fund

	Principal Amount	Value
Containers & Packaging — 0.34%
Plastipak Holdings, Inc. 6.250%, 10/15/2025 (r)	$99,000	$90,090
Metals & Mining — 1.12%
Century Aluminum Company 7.500%, 06/01/2021 (r)	88,000	87,824
Grinding Media, Inc. / Moly-Cop AltaSteel Ltd. 7.375%, 12/15/2023 (r)	114,000	109,725
Rain CII Carbon LLC / CII Carbon Corp. 7.250%, 04/01/2025 (r)	111,000	103,230
		300,779
Paper & Forest Products — 1.36%
Boise Cascade Company 5.625%, 09/01/2024 (r)	100,000	102,500
Mercer International, Inc. 7.375%, 01/15/2025 (r)	95,000	101,175
Neenah, Inc. 5.250%, 05/15/2021 (r)	50,000	50,063
Schweitzer-Mauduit International, Inc. 6.875%, 10/01/2026 (r)	106,000	108,650
		362,388
TOTAL MATERIALS		1,188,583
REAL ESTATE — 0.36% Equity Real Estate Investment Trusts — 0.36%
The GEO Group, Inc. 5.875%, 10/15/2024	109,000	96,465
TOTAL REAL ESTATE		96,465
UTILITIES — 0.43% Electric Utilities — 0.35%
Itron, Inc. 5.000%, 01/15/2026 (r)	92,000	94,300
Independent Power and Renewable Electricity Producers — 0.08%
NRG Energy, Inc. 5.250%, 06/15/2029 (r)	20,000	21,350
TOTAL UTILITIES		115,650
Total corporate bonds (Cost $9,656,835)		9,272,328
TERM LOANS — 3.94%
CONSUMER DISCRETIONARY — 0.92% Specialty Retail — 0.63%
Office Depot, Inc. 7.644% (1 Month LIBOR USD + 5.250%), 11/08/2022 (Acquired 11/03/2017 — 04/08/2019, Cost $59,970) (b) (e) (m)	60,616	61,449
PetSmart, Inc. 6.670% (1 Month LIBOR USD + 4.250%), 03/11/2022 (Acquired 10/01/2018 — 01/02/2019, Cost $92,253) (b) (e) (m)	108,166	105,580
		167,029
	Principal Amount	Value
Textiles, Apparel & Luxury Goods — 0.29%
Boardriders, Inc. 8.902% (1 Month LIBOR USD + 6.500%), 04/23/2024 (Acquired 03/21/2018, Cost $77,833) (b) (m)	$79,200	$77,286
TOTAL CONSUMER DISCRETIONARY		244,315
ENERGY — 0.99% Energy Equipment & Services — 0.62%
Fieldwood Energy LLC 7.652% (1 Month LIBOR USD + 5.250%), 04/11/2022 (Acquired 04/11/2018, Cost $79,998) (b) (m)	80,218	74,715
9.652% (1 Month LIBOR USD + 7.250%), 04/11/2023 (Acquired 04/11/2018, Cost $105,114) (b) (m)	108,296	91,132
		165,847
Oil, Gas & Consumable Fuels — 0.37%
International Seaways Operating Corp. 8.440% (1 Month LIBOR USD + 6.000%), 06/22/2022 (Acquired 06/20/2017 — 08/07/2017, Cost $97,265) (b) (m)	98,427	98,673
TOTAL ENERGY		264,520
HEALTH CARE — 0.43% Health Care Providers & Services — 0.43%
Wink Holdco, Inc. 9.160% (1 Month LIBOR USD + 6.750%), 12/01/2025 (Acquired 11/02/2017 — 01/30/2018, Cost $114,531) (b) (m)	115,000	116,006
TOTAL HEALTH CARE		116,006
INDUSTRIALS — 0.85% Commercial Services & Supplies — 0.49%
Brookfield WEC Holdings, Inc. 5.902% (1 Month LIBOR USD + 3.500%), 08/01/2025 (Acquired 07/26/2018 — 06/25/2019, Cost $78,705) (b) (e) (m)	78,630	78,625
Drive Chassis Holdco LLC 10.834% (1 Month LIBOR USD + 8.250%), 04/10/2026 (Acquired 04/12/2019 — 05/16/2019, Cost $52,368) (b) (m)	55,000	53,006
		131,631
Trading Companies & Distributors — 0.36%
Foundation Building Materials LLC 5.402% (1 Month LIBOR USD + 3.000%), 08/13/2025 (Acquired 05/11/2018 — 06/19/2018, Cost $94,578) (b) (m)	94,525	94,289
TOTAL INDUSTRIALS		225,919
INFORMATION TECHNOLOGY — 0.24% Software — 0.24%
The Dun & Bradstreet Corp. 7.404% (1 Month LIBOR USD + 5.000%), 02/06/2026 (Acquired 02/01/2019 — 02/05/2019, Cost $64,131) (b) (m)	65,000	65,102
TOTAL INFORMATION TECHNOLOGY		65,102

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2019

Hotchkis & Wiley Capital Income Fund

	Principal Amount		Value
MATERIALS — 0.51% Chemicals — 0.51%
Hexion, Inc. TBD, 06/26/2026 (Acquired 06/27/2019, Cost $44,800) (e) (m)		$45,000	$45,056
Iracore International Holdings, Inc. 11.500% (1 Month LIBOR USD + 9.000%), 04/13/2021 (Acquired 04/13/2017, Cost $31,585) (b) (f) (m) (u)		31,585	31,585
Momentive Performance Materials USA LLC 5.590% (1 Month LIBOR USD + 3.250%), 05/15/2024 (Acquired 04/18/2019 — 04/23/2019, Cost $60,826) (b) (m)		61,000	60,657
			137,298
TOTAL MATERIALS			137,298
Total term loans (Cost $1,053,957)			1,053,161
Total long-term investments (Cost $27,242,936)			26,361,121
SHORT-TERM INVESTMENTS — 0.90%	Shares Held
Money Market Funds — 0.61%
JPMorgan U.S. Government Money Market Fund — Class IM, 1.87%^		161,822	161,822
Time Deposits — 0.29%	Principal Amount
Brown Brothers Harriman & Co., 0.81%, 07/02/2019*	CAD	2	2
Brown Brothers Harriman & Co., 0.36%, 07/01/2019*	GBP	3	4
JPMorgan Chase & Company, 1.76%, 07/01/2019*		$77,915	77,915
			77,921
Total short-term investments (Cost $239,743)			239,743
Total investments — 99.65% (Cost $27,482,679)			26,600,864
Other assets in excess of liabilities — 0.35%			92,672
Net assets — 100.00%			$26,693,536

(a) — Non-income producing security.

(b) — The coupon rate shown on variable rate securities represents the rate at June 30, 2019.

(c) — All or a portion of this security is segregated as collateral for delayed delivery securities.

(d) — Issuer is currently in default on its regularly scheduled interest payments.

(e) — Delayed delivery security.

(f) — Security was fair valued under guidelines established by and under the general supervision and responsibility of the Trust's Board of Trustees. The total market value of these securities was $885,936, which represented 3.32% of net assets. See Security Valuation in Note 1 of Notes to the Financial Statements.

(i) — Illiquid security. The total market value of these securities was $1,261,652, which represented 4.73% of net assets.

(m) — Restricted security. Purchased in a private placement transaction; resale to the public may require registration. The total market value of these securities was $1,869,956, which represented 7.01% of net assets.

(p) — Payment in-kind (PIK) security.

(r) — Rule 144A security of the Securities Act of 1933. Purchased in a private placement transaction; resale to the public may require registration or be limited to qualified institutional buyers. The total market value of these securities was $6,048,544, which represented 22.66% of net assets.

(u) — Value determined using significant unobservable inputs.

(v) — Security was fair valued as a result of market movements following the close of local trading using a third-party vendor's proprietary fair value pricing model. The total market value of these securities was $194,497, which represented 0.73% of net assets. See Security Valuation in Note 1 of Notes to the Financial Statements.

ADR — American Depositary Receipt

CAD — Canadian Dollar

GBP — British Pound

LIBOR — London Interbank Offered Rate

TBD — To be determined.

USD — United States Dollar

^ — Rate shown is the 7-day yield as of June 30, 2019.

* — Invested through a cash management account administered by Brown Brothers Harriman & Co.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2019

Hotchkis & Wiley High Yield Fund

Largest Issuers	Percent of net assets
HCA, Inc.	1.63%
CCO Holdings LLC / CCO Holdings Capital Corp.	1.54%
General Electric Company	1.46%
CHS / Community Health Systems, Inc.	1.16%
American Zinc Recycling LLC	1.15%
Hexion, Inc.	1.12%
Adient PLC (includes Adient Global Holdings Ltd. and Adient US LLC)	1.12%
CommScope Holding Company, Inc. (includes CommScope, Inc. and CommScope Technologies LLC)	1.06%
Boardriders, Inc. (includes Boardriders, Inc. and Quiksilver, Inc.)	1.03%
Tenet Healthcare Corp.	1.02%
CORPORATE Bonds — 87.94%	Principal Amount	Value
Advertising — 0.79%
MDC Partners, Inc. 6.500%, 05/01/2024 (r)	$21,726,000	$20,073,955
Aerospace/Defense — 0.63%
TransDigm, Inc. 6.250%, 03/15/2026 (r)	15,170,000	15,909,538
Auto Parts & Equipment — 3.58%
Adient Global Holdings Ltd. 4.875%, 08/15/2026 (r)	22,906,000	18,267,535
Adient US LLC 7.000%, 05/15/2026 (r)	9,705,000	9,996,150
Delphi Technologies PLC 5.000%, 10/01/2025 (r)	18,122,000	16,173,885
The Goodyear Tire & Rubber Company 4.875%, 03/15/2027	18,556,000	17,697,785
Meritor, Inc. 6.250%, 02/15/2024	15,187,000	15,680,577
Panther BF Aggregator 2 LP / Panther Finance Company, Inc. 6.250%, 05/15/2026 (r)	12,378,000	12,888,593
		90,704,525
Automakers — 0.65%
Navistar International Corp. 6.625%, 11/01/2025 (r)	15,713,000	16,537,933
Banking — 1.23%
BNP Paribas SA 6.625% (Fixed until 03/24/2024, then 5 Year Swap Rate USD + 4.149%), Perpetual (r)	12,775,000	13,311,103
Societe Generale SA 7.375% (Fixed until 09/12/2021, then 5 Year Swap Rate USD + 6.238%), Perpetual (r)	17,027,000	17,943,052
		31,254,155
Building & Construction — 4.13%
Ashton Woods USA LLC / Ashton Woods Finance Company
	Principal Amount	Value
6.750%, 08/01/2025 (r)	$24,034,000	$23,312,980
TopBuild Corp. 5.625%, 05/01/2026 (r)	19,893,000	20,440,057
TRI Pointe Group, Inc. 5.250%, 06/01/2027	21,340,000	20,646,450
Tutor Perini Corp. 6.875%, 05/01/2025 (r)	19,243,000	18,473,280
Weekley Homes LLC / Weekley Finance Corp. 6.000%, 02/01/2023	21,994,000	21,829,045
		104,701,812
Building Materials — 3.50%
Beacon Roofing Supply, Inc. 4.875%, 11/01/2025 (r)	17,681,000	17,570,494
Builders FirstSource, Inc. 6.750%, 06/01/2027 (r)	19,005,000	20,145,300
Masonite International Corp. 5.750%, 09/15/2026 (r)	15,062,000	15,551,515
Standard Industries, Inc. 6.000%, 10/15/2025 (r)	20,048,000	21,376,180
WESCO Distribution, Inc. 5.375%, 06/15/2024	13,660,000	14,069,800
		88,713,289
Cable & Satellite TV — 4.59%
CCO Holdings LLC / CCO Holdings Capital Corp. 5.375%, 05/01/2025 (r)	17,423,000	18,054,584
5.750%, 02/15/2026 (r)	20,000,000	21,025,000
CSC Holdings LLC 6.500%, 02/01/2029 (r)	18,570,000	20,299,331
Telenet Finance Luxembourg 5.500%, 03/01/2028 (r)	19,200,000	19,584,000
Virgin Media Secured Finance PLC 5.250%, 01/15/2026 (r)	18,686,000	19,217,804
VTR Finance BV 6.875%, 01/15/2024 (r)	17,558,000	18,238,372
		116,419,091

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2019

Hotchkis & Wiley High Yield Fund

	Principal Amount	Value
Chemicals — 2.77%
Alpha 3 BV / Alpha US Bidco, Inc. 6.250%, 02/01/2025 (r)	$19,062,000	$18,871,380
The Chemours Company 7.000%, 05/15/2025 (c)	14,400,000	15,084,000
Element Solutions, Inc. 5.875%, 12/01/2025 (r)	16,323,000	17,077,939
Hexion, Inc. 6.625%, 04/15/2020 (d)	24,580,000	19,172,400
		70,205,719
Consumer/Commercial/Lease Financing — 2.31%
Credit Acceptance Corp. 7.375%, 03/15/2023	5,075,000	5,284,344
6.625%, 03/15/2026 (r)	13,200,000	13,909,500
DAE Funding LLC 5.250%, 11/15/2021 (r)	4,870,000	5,070,887
5.000%, 08/01/2024 (r)	17,461,000	18,224,919
Park Aerospace Holdings Ltd. 5.500%, 02/15/2024 (r)	14,873,000	16,051,388
		58,541,038
Department Stores — 0.90%
JC Penney Corp., Inc. 5.875%, 07/01/2023 (r)	21,273,000	17,922,503
8.625%, 03/15/2025 (i) (r)	10,090,000	4,994,550
		22,917,053
Diversified Capital Goods — 2.94%
EnPro Industries, Inc. 5.750%, 10/15/2026	16,875,000	17,296,875
General Electric Company 4.500%, 03/11/2044	8,540,000	8,321,893
5.000% (Fixed until 01/21/2021, then 3 Month LIBOR USD + 3.330%), Perpetual	29,883,000	28,710,989
Matthews International Corp. 5.250%, 12/01/2025 (r)	20,370,000	20,089,913
		74,419,670
Electric — Generation — 1.08%
NRG Energy, Inc. 7.250%, 05/15/2026	12,654,000	13,982,670
5.250%, 06/15/2029 (r)	4,845,000	5,172,038
Vistra Operations Company LLC 5.000%, 07/31/2027 (r)	8,030,000	8,325,865
		27,480,573
Electronics — 1.44%
Qorvo, Inc. 5.500%, 07/15/2026	20,863,000	22,131,470
Sensata Technologies BV 5.625%, 11/01/2024 (r)	13,262,000	14,356,115
		36,487,585
Energy — Exploration & Production — 4.96%
Bellatrix Exploration Ltd. 8.500%, 09/11/2023 (f) (i) (u)	7,411,000	6,669,900
	Principal Amount	Value
3.000% Cash or 9.500% PIK, 12/15/2023 (f) (p) (u)	$8,076,000	$4,038,000
Callon Petroleum Company 6.375%, 07/01/2026	14,153,000	14,312,221
HighPoint Operating Corp. 8.750%, 06/15/2025	16,375,000	15,720,000
Jonah Energy LLC / Jonah Energy Finance Corp. 7.250%, 10/15/2025 (i) (r)	21,084,000	10,278,450
Lonestar Resources America, Inc. 11.250%, 01/01/2023 (r)	16,192,000	15,463,360
Moss Creek Resources Holdings, Inc. 7.500%, 01/15/2026 (r)	22,200,000	19,036,500
PetroQuest Energy, Inc. 10.000% PIK, 02/15/2024 (p)	6,548,276	5,729,741
Ultra Resources, Inc. 7.125%, 04/15/2025 (i) (r)	19,716,000	1,873,020
Unit Corp. 6.625%, 05/15/2021	17,944,000	16,284,180
Whiting Petroleum Corp. 6.625%, 01/15/2026	16,746,000	16,233,154
		125,638,526
Food — Wholesale — 0.92%
Pinnacle Operating Corp. 9.000%, 05/15/2023 (i) (r)	21,872,134	7,436,526
TreeHouse Foods, Inc. 6.000%, 02/15/2024 (r)	15,166,000	15,807,825
		23,244,351
Forestry/Paper — 4.81%
Boise Cascade Company 5.625%, 09/01/2024 (r)	19,604,000	20,094,100
Enviva Partners LP / Enviva Partners Finance Corp. 8.500%, 11/01/2021	20,251,000	21,136,981
Mercer International, Inc. 7.375%, 01/15/2025 (r)	17,975,000	19,143,375
Neenah, Inc. 5.250%, 05/15/2021 (r)	17,803,000	17,825,254
Rayonier AM Products, Inc. 5.500%, 06/01/2024 (r)	25,868,000	22,246,480
Schweitzer-Mauduit International, Inc. 6.875%, 10/01/2026 (r)	20,964,000	21,488,100
		121,934,290
Gaming — 4.09%
Boyd Gaming Corp. 6.000%, 08/15/2026	16,263,000	17,157,465
International Game Technology PLC 6.250%, 01/15/2027 (r)	14,854,000	16,302,265
Jacobs Entertainment, Inc. 7.875%, 02/01/2024 (r)	18,064,000	19,328,480
Penn National Gaming, Inc. 5.625%, 01/15/2027 (r)	18,925,000	18,735,750

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2019

Hotchkis & Wiley High Yield Fund

	Principal Amount	Value
Rivers Pittsburgh Borrower LP / Rivers Pittsburgh Finance Corp. 6.125%, 08/15/2021 (r)	$12,043,000	$12,253,752
Wynn Macau Ltd. 5.500%, 10/01/2027 (r)	20,472,000	19,960,200
		103,737,912
Gas Distribution — 2.72%
American Midstream Partners LP / American Midstream Finance Corp. 9.500%, 12/15/2021 (r)	18,226,000	17,907,045
Holly Energy Partners LP / Holly Energy Finance Corp. 6.000%, 08/01/2024 (r)	13,847,000	14,470,115
PBF Logistics LP / PBF Logistics Finance Corp. 6.875%, 05/15/2023	17,462,000	18,094,997
Rockpoint Gas Storage Canada Ltd. 7.000%, 03/31/2023 (r)	18,170,000	18,510,688
		68,982,845
Health Facilities — 3.81%
CHS / Community Health Systems, Inc. 6.875%, 02/01/2022 (c)	17,553,000	11,936,040
8.000%, 03/15/2026 (r)	18,205,000	17,541,063
HCA, Inc. 6.500%, 02/15/2020	8,254,000	8,444,266
5.875%, 02/01/2029 (c)	29,920,000	32,837,200
Tenet Healthcare Corp. 6.750%, 06/15/2023 (c)	12,946,000	13,043,095
6.250%, 02/01/2027 (r)	12,415,000	12,802,969
		96,604,633
Health Services — 0.71%
DaVita, Inc. 5.000%, 05/01/2025 (c)	18,021,000	17,858,811
Hotels — 0.52%
Wyndham Hotels & Resorts, Inc. 5.375%, 04/15/2026 (r)	12,576,000	13,220,520
Life Insurance — 0.73%
CNO Financial Group, Inc. 5.250%, 05/30/2029	17,035,000	18,482,975
Machinery — 1.84%
Cleaver-Brooks, Inc. 7.875%, 03/01/2023 (r)	15,643,000	15,040,119
Itron, Inc. 5.000%, 01/15/2026 (r)	18,523,000	18,986,075
Welbilt, Inc. 9.500%, 02/15/2024	11,655,000	12,660,244
		46,686,438
Managed Care — 1.17%
Centene Corp. 5.375%, 06/01/2026 (r)	12,386,000	13,051,747
WellCare Health Plans, Inc. 5.375%, 08/15/2026 (r)	15,497,000	16,465,563
		29,517,310
	Principal Amount	Value
Media — Diversified — 0.85%
National CineMedia LLC 5.750%, 08/15/2026	$22,586,000	$21,626,095
Media Content — 1.64%
Salem Media Group, Inc. 6.750%, 06/01/2024 (r)	22,156,000	19,497,280
Townsquare Media, Inc. 6.500%, 04/01/2023 (r)	22,269,000	22,018,474
		41,515,754
Medical Products — 1.15%
Avanos Medical, Inc. 6.250%, 10/15/2022	16,430,000	16,779,137
Hill-Rom Holdings, Inc. 5.750%, 09/01/2023 (r)	11,951,000	12,381,834
		29,160,971
Metals/Mining Excluding Steel — 2.86%
Century Aluminum Company 7.500%, 06/01/2021 (r)	19,878,000	19,838,244
Grinding Media, Inc. / Moly-Cop AltaSteel Ltd. 7.375%, 12/15/2023 (r)	18,022,000	17,346,175
Kaiser Aluminum Corp. 5.875%, 05/15/2024	13,107,000	13,664,048
Rain CII Carbon LLC / CII Carbon Corp. 7.250%, 04/01/2025 (r)	23,299,000	21,668,070
		72,516,537
Oil Field Equipment & Services — 4.62%
Exterran Energy Solutions LP / EES Finance Corp. 8.125%, 05/01/2025	16,024,000	16,364,510
KCA Deutag UK Finance PLC 9.875%, 04/01/2022 (r)	23,920,000	17,760,600
McDermott Technology Americas, Inc. / McDermott Technology US, Inc. 10.625%, 05/01/2024 (r)	20,647,000	19,375,764
Nine Energy Service, Inc. 8.750%, 11/01/2023 (r)	14,474,000	14,184,520
SESI LLC 7.750%, 09/15/2024	17,044,000	11,121,210
Shelf Drilling Holdings Ltd. 8.250%, 02/15/2025 (r)	23,887,000	22,167,136
Transocean, Inc. 9.000%, 07/15/2023 (r)	14,951,000	15,978,881
		116,952,621
Oil Refining & Marketing — 1.16%
Calumet Specialty Products Partners LP / Calumet Finance Corp. 6.500%, 04/15/2021 (c)	15,859,000	15,859,000
PBF Holding Company LLC / PBF Finance Corp. 7.250%, 06/15/2025	12,809,000	13,465,461
		29,324,461

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2019

Hotchkis & Wiley High Yield Fund

	Principal Amount	Value
Packaging — 0.71%
Plastipak Holdings, Inc. 6.250%, 10/15/2025 (r)	$19,645,000	$17,876,950
Personal & Household Products — 2.30%
Central Garden & Pet Company 6.125%, 11/15/2023	12,501,000	13,032,293
Energizer Holdings, Inc. 6.375%, 07/15/2026 (r)	16,043,000	16,524,290
Prestige Brands, Inc. 6.375%, 03/01/2024 (r)	12,824,000	13,481,230
Vista Outdoor, Inc. 5.875%, 10/01/2023	15,524,000	15,220,040
		58,257,853
Pharmaceuticals — 2.04%
Bausch Health Companies, Inc. 7.250%, 05/30/2029 (r)	19,443,000	20,269,327
Endo Dac / Endo Finance LLC / Endo Finco, Inc. 6.000%, 07/15/2023 (r)	19,711,000	14,290,475
Mallinckrodt International Finance SA / Mallinckrodt CB LLC 5.625%, 10/15/2023 (r)	22,445,000	17,058,200
		51,618,002
Printing & Publishing — 2.13%
Harland Clarke Holdings Corp. 9.250%, 03/01/2021 (r)	14,574,000	14,246,085
8.375%, 08/15/2022 (r)	7,486,000	6,391,172
LSC Communications, Inc. 8.750%, 10/15/2023 (r)	8,675,000	8,284,625
Meredith Corp. 6.875%, 02/01/2026	13,069,000	13,933,253
Multi-Color Corp. 4.875%, 11/01/2025 (r)	10,540,000	11,106,525
		53,961,660
Software/Services — 1.71%
j2 Cloud Services LLC / j2 Global Co-Obligor, Inc. 6.000%, 07/15/2025 (r)	12,292,000	12,921,965
Nuance Communications, Inc. 5.625%, 12/15/2026	16,234,000	16,969,400
VeriSign, Inc. 5.250%, 04/01/2025	12,529,000	13,421,691
		43,313,056
Specialty Retail — 1.45%
Murphy Oil USA, Inc. 5.625%, 05/01/2027	16,394,000	17,131,730
Parkland Fuel Corp. 5.875%, 07/15/2027 (e) (r)	3,220,000	3,272,325
Sonic Automotive, Inc. 5.000%, 05/15/2023	16,173,000	16,395,379
		36,799,434
	Principal Amount	Value
Support — Services — 4.10%
AECOM 5.125%, 03/15/2027	$13,025,000	$13,611,125
Aptim Corp. 7.750%, 06/15/2025 (r)	21,453,000	16,518,810
The GEO Group, Inc. 5.875%, 10/15/2024	22,858,000	20,229,330
Herc Holdings, Inc. 5.500%, 07/15/2027 (e) (r)	12,252,000	12,359,205
Herc Rentals, Inc. 7.750%, 06/01/2024 (r)	12,048,000	12,762,446
Sotheby's 4.875%, 12/15/2025 (r)	14,475,000	14,782,594
Vizient, Inc. 6.250%, 05/15/2027 (r)	12,785,000	13,536,758
		103,800,268
Technology Hardware & Equipment — 1.84%
CommScope, Inc. 6.000%, 03/01/2026 (r)	10,460,000	10,773,800
CommScope Technologies LLC 6.000%, 06/15/2025 (r)	16,981,000	15,999,668
Ingram Micro, Inc. 5.450%, 12/15/2024	19,444,000	19,875,910
		46,649,378
Telecom — Wireless — 0.73%
Telesat Canada / Telesat LLC 8.875%, 11/15/2024 (r)	17,079,000	18,530,715
Transport Infrastructure/Services — 1.83%
GasLog Ltd. 8.875%, 03/22/2022	21,063,000	21,800,205
XPO Logistics, Inc. 6.500%, 06/15/2022 (r)	10,541,000	10,778,172
6.750%, 08/15/2024 (r)	12,869,000	13,753,744
		46,332,121
Total corporate bonds (Cost $2,283,040,724)		2,228,510,423
CONVERTIBLE BONDS — 0.13%
REITs — 0.13%
Colony Capital, Inc. 3.875%, 01/15/2021	3,245,000	3,171,988
Total convertible bonds (Cost $3,132,487)		3,171,988
TERM LOANS — 6.23%
Building Materials — 0.65%
Foundation Building Materials LLC 5.402% (1 Month LIBOR USD + 3.000%), 08/13/2025 (Acquired 05/11/2018 — 06/19/2018, Cost $16,431,974) (b) (m)	16,417,500	16,376,456

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2019

Hotchkis & Wiley High Yield Fund

	Principal Amount	Value
Chemicals — 0.85%
Hexion, Inc. TBD, 06/26/2026 (Acquired 06/27/2019, Cost $9,195,725) (e) (m)	$9,240,000	$9,251,550
Momentive Performance Materials USA LLC 5.590% (1 Month LIBOR USD + 3.250%), 05/15/2024 (Acquired 04/18/2019 — 04/23/2019, Cost $12,342,194) (b) (m)	12,375,000	12,305,391
		21,556,941
Energy — Exploration & Production — 0.59%
Fieldwood Energy LLC 7.652% (1 Month LIBOR USD + 5.250%), 04/11/2022 (Acquired 04/11/2018, Cost $7,228,724) (b) (m)	7,248,658	6,751,436
9.652% (1 Month LIBOR USD + 7.250%), 04/11/2023 (Acquired 04/11/2018, Cost $9,498,210) (b) (m)	9,785,808	8,234,758
		14,986,194
Managed Care — 0.48%
Wink Holdco, Inc. 7.907% (1 Month LIBOR USD + 5.500%), 12/02/2024 (Acquired 11/02/2017 — 01/10/2019, Cost $12,247,964) (b) (m)	12,354,785	12,113,867
Oil Field Equipment & Services — 0.10%
Iracore International Holdings, Inc. 11.500% (1 Month LIBOR USD + 9.000%), 04/13/2021 (Acquired 04/13/2017, Cost $2,590,943) (b) (f) (m) (u)	2,590,943	2,590,943
Software/Services — 0.62%
The Dun & Bradstreet Corp. 7.404% (1 Month LIBOR USD + 5.000%), 02/06/2026 (Acquired 02/01/2019 — 03/12/2019, Cost $15,616,179) (b) (m)	15,785,000	15,809,703
Specialty Retail — 1.46%
Boardriders, Inc. 8.902% (1 Month LIBOR USD + 6.500%), 04/23/2024 (Acquired 03/21/2018, Cost $6,324,729) (b) (m)	6,435,848	6,280,293
Office Depot, Inc. 7.644% (1 Month LIBOR USD + 5.250%), 11/08/2022 (Acquired 11/03/2017 — 04/08/2019, Cost $12,253,557) (b) (e) (m)	12,322,537	12,491,972
PetSmart, Inc. 6.670% (1 Month LIBOR USD + 4.250%), 03/11/2022 (Acquired 10/01/2018 — 01/02/2019, Cost $15,881,875) (b) (e) (m)	18,693,594	18,246,724
		37,018,989
Support — Services — 0.97%
Brookfield WEC Holdings, Inc. 5.902% (1 Month LIBOR USD + 3.500%), 08/01/2025 (Acquired 07/26/2018 — 06/25/2019, Cost $13,633,468) (b) (e) (m)	13,620,385	13,619,432
Drive Chassis Holdco LLC 10.834% (1 Month LIBOR USD + 8.250%), 04/10/2026 (Acquired 04/12/2019 — 05/16/2019, Cost $10,875,383) (b) (m)	11,415,000	11,001,206
		24,620,638
	Principal Amount	Value
Transportation Excluding Air/Rail — 0.51%
International Seaways Operating Corp. 8.440% (1 Month LIBOR USD + 6.000%), 06/22/2022 (Acquired 06/20/2017 — 08/07/2017, Cost $12,651,109) (b) (m)	$12,817,387	$12,849,430
Total term loans (Cost $156,772,034)		157,923,161
PREFERRED STOCKS — 0.29%	Shares Held
Food — Wholesale — 0.29%
Pinnacle Agriculture Enterprises LLC (Acquired 03/10/2017, Cost $11,192,395) (a) (f) (i) (m) (u)	15,232,907	7,357,494
Total preferred stocks (Cost $11,192,395)		7,357,494
COMMON STOCKS — 2.86%
Automakers — 0.00%
General Motors Company — Escrow (Acquired 11/17/2009 — 04/06/2011, Cost $0) (a) (f) (i) (m) (u)	352,400	0
Energy — Exploration & Production — 0.37%
Bellatrix Exploration Ltd. (a) (i) (o)	2,371,752	1,612,791
Fieldwood Energy, Inc. (a) (i)	30,033	1,006,106
Fieldwood Energy, Inc. (Acquired 05/03/2018, Cost $2,595,252) (a) (i) (m)	111,241	3,726,573
PetroQuest Energy, Inc. (a) (i) (o)	728,495	2,913,980
Warren Resources, Inc. (Acquired 11/23/2016, Cost $160,767) (a) (f) (i) (m) (u)	116,226	160,741
		9,420,191
Metals/Mining Excluding Steel — 1.57%
American Zinc Recycling LLC (Acquired 07/19/2012 — 09/30/2016, Cost $35,758,540) (a) (f) (i) (m) (o) (u)	76,444	29,175,617
RA Parent, Inc. (Acquired 12/23/2014 — 01/18/2018, Cost $17,853,515) (a) (f) (i) (m) (o) (u)	288	10,482,767
		39,658,384
Oil Field Equipment & Services — 0.14%
Iracore Investments Holdings, Inc. — Class A (Acquired 04/13/2017, Cost $4,696,250) (a) (f) (i) (m) (o) (u)	22,092	3,587,078
Specialty Retail — 0.78%
Quiksilver, Inc. (Acquired 07/11/2013 — 05/12/2016, Cost $28,586,327) (a) (f) (i) (m) (u)	582,983	19,821,422
Total common stocks (Cost $110,819,206)		72,487,075

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2019

Hotchkis & Wiley High Yield Fund

WARRANTS — 0.00%	Shares Held	Value
Energy — Exploration & Production — 0.00%
Lonestar Resources America, Inc. (Acquired 08/19/2016 — 09/30/2016, Cost $763,200) (a) (f) (i) (m) Expiration: December 2021, Exercise Price $5.00	180,000	$0
Total warrants (Cost $763,200)		0
Total long-term investments (Cost $2,565,720,046)		2,469,450,141
SHORT-TERM INVESTMENTS — 1.50%
Money Market Funds — 0.82%
JPMorgan U.S. Government Money Market Fund — Class IM, 1.87%^	20,627,129	20,627,129
Time Deposits — 0.68%	Principal Amount
Australia and New Zealand Banking Group Ltd., 1.76%, 07/01/2019*	$17,265,279	17,265,279
Total short-term investments (Cost $37,892,408)		37,892,408
Total investments — 98.95% (Cost $2,603,612,454)		2,507,342,549
Other assets in excess of liabilities — 1.05%		26,673,954
Net assets — 100.00%		$2,534,016,503

(a) — Non-income producing security.

(b) — The coupon rate shown on variable rate securities represents the rate at June 30, 2019.

(c) — All or a portion of this security is segregated as collateral for delayed delivery securities.

(d) — Issuer is currently in default on its regularly scheduled interest payments.

(e) — Delayed delivery security.

(f) — Security was fair valued under guidelines established by and under the general supervision and responsibility of the Trust's Board of Trustees. The total market value of these securities was $83,883,962, which represented 3.31% of net assets. See Security Valuation in Note 1 in Notes to the Financial Statements.

(i) — Illiquid security. The total market value of these securities was $111,097,015, which represented 4.38% of net assets.

(m) — Restricted security. Purchased in a private placement transaction; resale to the public may require registration. The total market value of these securities was $232,234,853, which represented 9.16% of net assets.

(o) — Affiliated issuer. See Note 6 in Notes to the Financial Statements.

(p) — Payment in-kind (PIK) security.

(r) — Rule 144A security of the Securities Act of 1933. Purchased in a private placement transaction; resale to the public may require registration or be limited to qualified institutional buyers. The total market value of these securities was $1,467,463,038, which represented 57.91% of net assets.

(u) — Value determined using significant unobservable inputs.

LIBOR — London Interbank Offered Rate

TBD — To be determined.

USD — United States Dollar

^ — Rate shown is the 7-day yield as of June 30, 2019.

* — Invested through a cash management account administered by Brown Brothers Harriman & Co.

The accompanying notes are an integral part of these financial statements.

Statements of Assets & Liabilities

JUNE 30, 2019

	Diversified Value Fund	Large Cap Value Fund	Mid-Cap Value Fund	Small Cap Value Fund	Small Cap Diversified Value Fund
Assets:
Long-term investments, at value*
Unaffiliated issuers	$100,514,173	$482,455,888	$1,199,140,402	$685,985,758	$93,277,342
Affiliated issuers	—	—	—	12,027,533	—
Collateral for securities on loan*	—	—	118,110	31,156,546	—
Short-term investments*	521,733	11,214,232	36,300,436	29,123,135	4,422,050
Cash	1,404	19,367	63,859	55,505	4,884
Dividends and interest receivable	152,606	760,140	1,801,362	929,527	99,031
Receivable for investments sold	649,484	1,818,773	4,902,536	—	1,450,621
Receivable for Fund shares sold	456	345,929	1,065,871	1,647,174	818,351
Other assets	8,414	31,119	48,546	33,900	9,449
Total assets	$101,848,270	$496,645,448	$1,243,441,122	$760,959,078	$100,081,728
Liabilities:
Collateral upon return of securities on loan	$—	$—	$118,110	$31,156,546	$—
Payable for investments purchased	378,489	1,393,094	4,513,779	5,653,098	1,694,277
Payable for Fund shares repurchased	36,590	864,964	4,900,230	1,208,754	516
Payable to Advisor	44,507	276,147	743,370	436,780	50,617
Accrued distribution and service fees	47,556	206,215	237,345	81,769	2,858
Accrued expenses and other liabilities	60,352	201,408	458,615	295,107	53,702
Total liabilities	567,494	2,941,828	10,971,449	38,832,054	1,801,970
Commitments and contingencies (Note 8)
Net assets	$101,280,776	$493,703,620	$1,232,469,673	$722,127,024	$98,279,758
Net Assets consist of:
Paid-in capital	$140,904,804	$512,493,491	$1,399,788,621	$721,971,622	$101,431,181
Total distributable earnings (losses)	$(39,624,028)	$(18,789,871)	$(167,318,948)	$155,402	$(3,151,423)
Net assets	$101,280,776	$493,703,620	$1,232,469,673	$722,127,024	$98,279,758
Calculation of Net Asset Value Per Share and Public Offering Price Per Share — Class I
Net assets	$63,333,247	$357,190,892	$1,044,279,604	$670,390,741	$95,404,724
Shares outstanding (unlimited shares $0.001 par value authorized)	3,351,780	10,730,567	31,546,386	12,583,811	9,462,955
Net asset value per share	$18.90	$33.29	$33.10	$53.27	$10.08
Calculation of Net Asset Value Per Share — Class A
Net assets	$35,806,577	$116,354,465	$159,675,742	$44,240,407	$2,875,034
Shares outstanding (unlimited shares $0.001 par value authorized)	1,889,130	3,511,155	4,909,298	834,993	286,725
Net asset value per share	$18.95	$33.14	$32.53	$52.98	$10.03
Public Offering Price Per Share — Class A
(Net asset value per share divided by 0.9475)	$20.00	$34.98	$34.33	$55.92	$10.59
Calculation of Net Asset Value Per Share and Public Offering Price Per Share — Class C
Net assets	$2,140,952	$14,948,078	$24,447,380	$7,495,876
Shares outstanding (unlimited shares $0.001 par value authorized)	114,036	458,639	869,308	174,576
Net asset value per share	$18.77	$32.59	$28.12	$42.94
Calculation of Net Asset Value Per Share and Public Offering Price Per Share — Class R
Net assets		$5,210,185	$4,066,947
Shares outstanding (unlimited shares $0.001 par value authorized)		155,507	124,906
Net asset value per share		$33.50	$32.56
*Cost of long-term investments
Unaffiliated issuers	$111,837,504	$501,326,577	$1,313,249,214	$673,398,887	$93,533,129
Affiliated issuers	—	—	—	44,076,429	—
*Cost of collateral for securities on loan	—	—	118,110	31,156,546	—
*Cost of short-term investments	521,733	11,214,232	36,300,440	29,123,132	4,422,050

The accompanying notes are an integral part of these financial statements.

Statements of Assets & Liabilities

JUNE 30, 2019

	Global Value Fund	International Value Fund	Value Opportunities Fund	Capital Income Fund	High Yield Fund
Assets:
Long-term investments, at value*
Unaffiliated issuers	$38,560,709	$2,347,071	$718,108,754	$26,361,121	$2,421,677,908
Affiliated issuers	—	—	22,469,220	—	47,772,233
Collateral for securities on loan*	—	—	12,871,657	—	—
Short-term investments*	1,102,806	—	16,423,751	239,743	37,892,408
Cash	1,556	—	25,424	208	54,459
Cash collateral for options	—	—	2,104	—	—
Dividends and interest receivable	67,384	8,989	1,391,974	218,078	38,607,112
Receivable for investments sold	—	—	11,296,195	299,176	45,800,732
Receivable for Fund shares sold	284,920	—	777,198	4,366	4,505,464
Receivable from Advisor	—	12,655	—	—	—
Other assets	14,070	3,824	19,770	14,610	77,816
Total assets	$40,031,445	$2,372,539	$783,386,047	$27,137,302	$2,596,388,132
Liabilities:
Collateral upon return of securities on loan	$—	$—	$12,871,657	$—	$—
Payable for investments purchased	—	—	2,727,304	313,024	54,370,045
Payable for Fund shares repurchased	—	—	719,068	60,409	4,264,442
Payable to Advisor	6,107	—	458,825	3,716	887,526
Accrued distribution and service fees	1,288	—	198,658	6,811	191,359
Distributions payable to shareholders	—	—	—	13,395	1,967,171
Cash overdraft	—	6,903	—	—	—
Accrued expenses and other liabilities	37,218	31,944	242,278	46,411	691,086
Total liabilities	44,613	38,847	17,217,790	443,766	62,371,629
Commitments and contingencies (Note 8)
Net assets	$39,986,832	$2,333,692	$766,168,257	$26,693,536	$2,534,016,503
Net Assets consist of:
Paid-in capital	$38,957,538	$2,424,833	$721,720,924	$28,228,161	$2,756,265,508
Total distributable earnings (losses)	$1,029,294	$(91,141)	$44,447,333	$(1,534,625)	$(222,249,005)
Net assets	$39,986,832	$2,333,692	$766,168,257	$26,693,536	$2,534,016,503
Calculation of Net Asset Value Per Share and Public Offering Price Per Share — Class I
Net assets	$39,748,962	$2,333,692	$588,096,834	$13,803,896	$1,825,781,784
Shares outstanding (unlimited shares $0.001 par value authorized)	3,441,636	238,875	20,944,820	1,147,550	156,183,472
Net asset value per share	$11.55	$9.77	$28.08	$12.03	$11.69
Calculation of Net Asset Value Per Share — Class A
Net assets	$237,870		$131,049,934	$12,889,640	$303,367,244
Shares outstanding (unlimited shares $0.001 par value authorized)	20,589		4,659,817	1,026,214	26,108,448
Net asset value per share	$11.55		$28.12	$12.56	$11.62
Public Offering Price Per Share — Class A
(Net asset value per share divided by 0.9475)	$12.19		$29.68
(Net asset value per share divided by 0.9525)				$13.19
(Net asset value per share divided by 0.9625)					$12.07
Calculation of Net Asset Value Per Share and Public Offering Price Per Share — Class C
Net assets			$47,021,489		$3,599,323
Shares outstanding (unlimited shares $0.001 par value authorized)			1,812,970		308,095
Net asset value per share			$25.94		$11.68
Calculation of Net Asset Value Per Share and Public Offering Price Per Share — Class Z
Net assets					$401,268,152
Shares outstanding (unlimited shares $0.001 par value authorized)					34,310,829
Net asset value per share					$11.70
*Cost of long-term investments
Unaffiliated issuers	$38,406,494	$2,505,900	$687,590,917	$27,242,936	$2,487,948,216
Affiliated issuers	—	—	21,329,724	—	77,771,830
*Cost of collateral for securities on loan	—	—	12,871,657	—	—
*Cost of short-term investments	1,102,806	—	16,423,750	239,743	37,892,408

The accompanying notes are an integral part of these financial statements.

Statements of Operations

FOR THE YEAR ENDED JUNE 30, 2019

	Diversified Value Fund	Large Cap Value Fund	Mid-Cap Value Fund	Small Cap Value Fund	Small Cap Diversified Value Fund
Investment income:
Dividends*
Unaffiliated issuers	$2,496,665	$11,014,599	$25,805,710	$11,616,692	$1,013,846
Interest	8,375	170,955	518,477	487,590	31,637
Securities on loan, net	1,022	6,473	130,412	305,637	—
Total income	2,506,062	11,192,027	26,454,599	12,409,919	1,045,483
Expenses:
Advisory fees	717,678	3,177,940	11,837,308	5,705,351	376,322
Professional fees and expenses	25,630	40,702	92,945	51,881	20,598
Custodian fees and expenses	7,419	14,207	45,908	21,805	32,334
Transfer agent fees and expenses	108,844	664,961	2,726,767	1,433,818	39,194
Accounting fees and expenses	24,274	53,684	179,245	88,660	40,694
Administration fees and expenses	44,814	146,690	487,948	240,096	45,391
Trustees' fees and expenses	7,954	34,031	129,029	59,983	3,835
Reports to shareholders	9,863	25,727	148,564	117,967	7,329
Registration fees	48,794	83,344	71,447	56,941	44,510
Distribution and service fees — Class A	94,463	302,870	494,828	142,195	8,488
Distribution and service fees — Class C	24,018	145,184	317,646	105,182	—
Distribution and service fees — Class R	—	30,175	25,999	—	—
Other expenses	11,021	27,929	104,451	47,951	6,589
Total expenses	1,124,772	4,747,444	16,662,085	8,071,830	625,284
Fee waiver/expense reimbursement by Advisor (Note 2)	(169,443)	—	—	—	(92,251)
Net expenses	955,329	4,747,444	16,662,085	8,071,830	533,033
Net investment income	1,550,733	6,444,583	9,792,514	4,338,089	512,450
Realized and Unrealized Gains (Losses):
Net realized gains (losses) from:
Sales of unaffiliated issuers	(1,011,358)	1,386,677	90,634,390	41,659,448	(2,884,366)
Sales of affiliated issuers	—	—	(86,084,130)	—	—
Foreign currency transactions	141	669	(86,958)	(32,846)	—
Net realized gains (losses)	(1,011,217)	1,387,346	4,463,302	41,626,602	(2,884,366)
Net change in unrealized appreciation (depreciation) of:
Securities of unaffiliated issuers and foreign currency transactions	1,115,378	8,598,262	(356,453,775)	(116,225,414)	(1,767,303)
Securities of affiliated issuers	—	—	89,513,949	(6,114,609)	—
Net change in unrealized appreciation (depreciation)	1,115,378	8,598,262	(266,939,826)	(122,340,023)	(1,767,303)
Net gains (losses)	104,161	9,985,608	(262,476,524)	(80,713,421)	(4,651,669)
Net Increase (Decrease) in Net Assets Resulting from Operations	$1,654,894	$16,430,191	$(252,684,010)	$(76,375,332)	$(4,139,219)
*Net of Foreign Taxes Withheld	$24,450	$137,382	$223,303	$212,246	$876

The accompanying notes are an integral part of these financial statements.

Statements of Operations

FOR THE YEAR ENDED JUNE 30, 2019

	Global Value Fund	International Value Fund	Value Opportunities Fund	Capital Income Fund	High Yield Fund
Investment income:
Dividends*
Unaffiliated issuers	$591,219	$66,574	$10,972,577	$370,155	$286,831
Affiliated issuers	—	—	456,295	—	304,197
Interest	8,101	488	2,159,994	949,421	172,556,451
Securities on loan, net	—	—	279,350	—	—
Total income	599,320	67,062	13,868,216	1,319,576	173,147,479
Expenses:
Advisory fees	152,675	19,119	5,194,189	204,718	14,482,329
Professional fees and expenses	19,073	16,003	46,698	19,509	125,271
Custodian fees and expenses	12,150	12,456	30,533	16,412	67,750
Transfer agent fees and expenses	24,845	3,967	876,942	33,684	2,876,807
Accounting fees and expenses	31,183	33,970	81,944	57,746	320,637
Administration fees and expenses	41,670	41,799	219,042	43,025	795,836
Trustees' fees and expenses	1,267	187	52,379	2,565	206,991
Reports to shareholders	4,004	3,209	44,126	5,619	172,160
Registration fees	38,256	5,862	60,559	35,119	125,747
Distribution and service fees — Class A	969	—	330,733	37,052	1,058,582
Distribution and service fees — Class C	—	—	473,246	—	33,743
Other expenses	5,009	3,897	39,621	6,413	155,224
Total expenses	331,101	140,469	7,450,012	461,862	20,421,077
Fee waiver/expense reimbursement by Advisor (Note 2)	(135,348)	(117,179)	—	(172,443)	(1,255,576)
Net expenses	195,753	23,290	7,450,012	289,419	19,165,501
Net investment income	403,567	43,772	6,418,204	1,030,157	153,981,978
Realized and Unrealized Gains (Losses):
Net realized gains (losses) from:
Sales of unaffiliated issuers	808,981	68,206	17,751,774	427,121	(15,466,957)
Sales of affiliated issuers	—	—	4,794,001	—	2,391,202
Foreign currency transactions	(16,387)	(1,443)	(87,854)	(1,406)	—
Credit default swap contracts	—	—	—	4,502	1,001,135
Futures contracts	—	—	844,905	—	—
Net realized gains (losses)	792,594	66,763	23,302,826	430,217	(12,074,620)
Net change in unrealized depreciation of:
Securities of unaffiliated issuers and foreign currency transactions	(677,274)	(340,896)	(12,381,564)	(2,714,234)	(20,937,154)
Securities of affiliated issuers	—	—	(1,698,004)	—	(19,236,397)
Futures contracts	—	—	(159,031)	—	—
Net change in unrealized depreciation	(677,274)	(340,896)	(14,238,599)	(2,714,234)	(40,173,551)
Net gains (losses)	115,320	(274,133)	9,064,227	(2,284,017)	(52,248,171)
Net Increase (Decrease) in Net Assets Resulting from Operations	$518,887	$(230,361)	$15,482,431	$(1,253,860)	$101,733,807
*Net of Foreign Taxes Withheld	$40,415	$5,805	$95,069	$13,437	$—

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Diversified Value Fund		Large Cap Value Fund
	Year ended June 30, 2019	Year ended June 30, 2018	Year ended June 30, 2019	Year ended June 30, 2018
Operations:
Net investment income	$1,550,733	$1,279,818	$6,444,583	$4,629,731
Net realized gains (losses)	(1,011,217)	(1,069,076)	1,387,346	29,840,083
Net change in unrealized appreciation	1,115,378	10,500,294	8,598,262	2,301,915
Net increase in net assets resulting from operations	1,654,894	10,711,036	16,430,191	36,771,729
Dividends and Distributions to Shareholders:
Class I	(841,971)	(1,291,066)	(8,588,072)	(3,696,306)
Class A	(432,249)	(657,010)	(3,158,756)	(1,968,759)
Class C	(6,014)	(23,932)	(247,825)	(84,374)
Class R	—	—	(118,525)	(98,106)
Net decrease in net assets resulting from dividends and distributions to shareholders	(1,280,234)	(1,972,008)*	(12,113,178)	(5,847,545)*
Capital Share Transactions:
Net increase (decrease) in net assets resulting from capital share transactions	(6,810,441)	(13,183,311)	60,132,345	(37,501,866)
Net Assets:
Total increase (decrease) in net assets	(6,435,781)	(4,444,283)	64,449,358	(6,577,682)
Beginning of year	107,716,557	112,160,840	429,254,262	435,831,944
End of year	$101,280,776	$107,716,557 **	$493,703,620	$429,254,262 **

*  For the year ended June 30, 2018, all dividends and distributions to shareholders were from net investment income (Note 10).

**  As of June 30, 2018, undistributed net investment income was $1,280,233 for the Diversified Value Fund and $4,631,157 for the Large Cap Value Fund (Note 10).

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Mid-Cap Value Fund		Small Cap Value Fund
	Year ended June 30, 2019	Year ended June 30, 2018	Year ended June 30, 2019	Year ended June 30, 2018
Operations:
Net investment income	$9,792,514	$4,420,098	$4,338,089	$3,329,563
Net realized gains (losses)	4,463,302	(4,192,194)	41,626,602	61,963,477
Net change in unrealized appreciation (depreciation)	(266,939,826)	251,979,942	(122,340,023)	32,723,273
Net increase (decrease) in net assets resulting from operations	(252,684,010)	252,207,846	(76,375,332)	98,016,313
Dividends and Distributions to Shareholders:
Class I	(34,995,716)	(102,893,236)	(53,561,823)	(33,857,921)
Class A	(4,637,879)	(16,161,033)	(4,070,454)	(3,674,079)
Class C	(685,095)	(3,159,514)	(973,465)	(811,924)
Class R	(106,553)	(650,880)	—	—
Net decrease in net assets resulting from dividends and distributions to shareholders	(40,425,243)	(122,864,663)*	(58,605,742)	(38,343,924)*
Capital Share Transactions:
Net increase (decrease) in net assets resulting from capital share transactions	(359,566,836)	(256,537,398)	57,162,046	(36,415,088)
Net Assets:
Total increase (decrease) in net assets	(652,676,089)	(127,194,215)	(77,819,028)	23,257,301
Beginning of year	1,885,145,762	2,012,339,977	799,946,052	776,688,751
End of year	$1,232,469,673	$1,885,145,762 **	$722,127,024	$799,946,052 **

*  For the year ended June 30, 2018, dividends and distributions to shareholders from net investment income were $6,191,906 for Class I, $410,149 for Class A and $3,532 for Class R and from net realized gains were $96,701,330 for Class I, $15,750,884 for Class A, $3,159,514 for Class C and $647,348 for Class R for the Mid-Cap Value Fund. For the year ended June 30, 2018, dividends and distributions to shareholders from net investment income were $3,110,570 for Class I and $130,714 for Class A and from net realized gains were $30,747,351 for Class I, $3,543,365 for Class A and $811,924 for Class C for the Small Cap Value Fund (Note 10).

**  As of June 30, 2018, undistributed net investment income (loss) was $(322,010) for the Mid-Cap Value Fund and $2,099,354 for the Small Cap Value Fund (Note 10).

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Small Cap Diversified Value Fund		Global Value Fund
	Year ended June 30, 2019	Year ended June 30, 2018	Year ended June 30, 2019	Year ended June 30, 2018
Operations:
Net investment income	$512,450	$201,673	$403,567	$71,964
Net realized gains (losses)	(2,884,366)	4,735,646	792,594	644,429
Net change in unrealized appreciation (depreciation)	(1,767,303)	(1,021,186)	(677,274)	61,872
Net increase (decrease) in net assets resulting from operations	(4,139,219)	3,916,133	518,887	778,265
Dividends and Distributions to Shareholders:
Class I	(2,939,252)	(3,404,099)	(703,103)	(432,679)
Class A	(241,524)	(181,599)	(22,566)	(25,070)
Net decrease in net assets resulting from dividends and distributions to shareholders	(3,180,776)	(3,585,698)*	(725,669)	(457,749	)*
Capital Share Transactions:
Net increase in net assets resulting from capital share transactions	62,637,044	22,646,240	30,475,137	1,268,577
Net Assets:
Total increase in net assets	55,317,049	22,976,675	30,268,355	1,589,093
Beginning of year	42,962,709	19,986,034	9,718,477	8,129,384
End of year	$98,279,758	$42,962,709 **	$39,986,832	$9,718,477	**

*  For the year ended June 30, 2018, dividends and distributions to shareholders from net investment income were $97,468 for Class I and $3,154 for Class A and from net realized gains were $3,306,631 for Class I and $178,445 for Class A for the Small Cap Diversified Value Fund. For the year ended June 30, 2018, dividends and distributions to shareholders from net investment income were $80,053 for Class I and $3,738 for Class A and from net realized gains were $352,626 for Class I and $21,332 for Class A for the Global Value Fund (Note 10).

**  As of June 30, 2018, undistributed net investment income was $127,246 for the Small Cap Diversified Value Fund and $50,116 for the Global Value Fund (Note 10).

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	International Value Fund			Value Opportunities Fund
	Year ended June 30, 2019	Year ended June 30, 2018		Year ended June 30, 2019	Year ended June 30, 2018
Operations:
Net investment income	$43,772	$23,157		$6,418,204	$7,067,953
Net realized gains	66,763	154,127		23,302,826	60,923,665
Net change in unrealized depreciation	(340,896)	(93,077)		(14,238,599)	(273,708)
Net increase (decrease) in net assets resulting from operations	(230,361)	84,207		15,482,431	67,717,910
Dividends and Distributions to Shareholders:
Class I	(158,651)	(144,568)		(44,528,454)	(12,900,639)
Class A	—	—		(10,845,972)	(3,796,645)
Class C	—	—		(4,078,762)	(1,253,568)
Net decrease in net assets resulting from dividends and distributions to shareholders	(158,651)	(144,568	)*	(59,453,188)	(17,950,852)*
Capital Share Transactions:
Net increase in net assets resulting from capital share transactions	180,153	180,942		171,006,963	46,962,687
Net Assets:
Total increase (decrease) in net assets	(208,859)	120,581		127,036,206	96,729,745
Beginning of year	2,542,551	2,421,970		639,132,051	542,402,306
End of year	$2,333,692	$2,542,551	**	$766,168,257	$639,132,051 **

*  For the year ended June 30, 2018, dividends and distributions to shareholders from net investment income were $26,262 for Class I and from net realized gains were $118,306 for Class I for the International Value Fund. For the year ended June 30, 2018, dividends and distributions to shareholders from net investment income were $7,243,094 for Class I, $1,982,727 for Class A and $451,278 for Class C and from net realized gains were $5,657,545 for Class I, $1,813,918 for Class A and $802,290 for Class C for the Value Opportunities Fund (Note 10).

**  As of June 30, 2018, undistributed net investment income was $16,649 for the International Value Fund and $1,949,167 for the Value Opportunities Fund (Note 10).

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Capital Income Fund		High Yield Fund
	Year ended June 30, 2019	Year ended June 30, 2018	Year ended June 30, 2019	Year ended June 30, 2018
Operations:
Net investment income	$1,030,157	$1,336,013	$153,981,978	$161,067,983
Net realized gains (losses)	430,217	2,044,789	(12,074,620)	(12,551,785)
Net change in unrealized depreciation	(2,714,234)	(963,062)	(40,173,551)	(74,138,295)
Net increase (decrease) in net assets resulting from operations	(1,253,860)	2,417,740	101,733,807	74,377,903
Dividends and Distributions to Shareholders:
Class I	(555,328)	(790,343)	(108,086,396)	(127,191,770)
Class A	(436,467)	(660,571)	(23,855,338)	(28,374,568)
Class C	—	—	(164,548)	(163,724)
Class Z	—	—	(21,885,321)	(1,893,234)
Net decrease in net assets resulting from dividends and distributions to shareholders	(991,795)	(1,450,914)*	(153,991,603)	(157,623,296)*
Capital Share Transactions:
Net increase (decrease) in net assets resulting from capital share transactions	(7,876,013)	(5,903,933)	(131,154,496)	139,753,443
Net Assets:
Total increase (decrease) in net assets	(10,121,668)	(4,937,107)	(183,412,292)	56,508,050
Beginning of year	36,815,204	41,752,311	2,717,428,795	2,660,920,745
End of year	$26,693,536	$36,815,204 **	$2,534,016,503	$2,717,428,795 **

*  For the year ended June 30, 2018, all dividends and distributions to shareholders were from net investment income (Note 10).

**  As of June 30, 2018, undistributed net investment income (loss) was $(4,358) for the Capital Income Fund and $92,301 for the High Yield Fund (Note 10).

The accompanying notes are an integral part of these financial statements.

Financial Highlights

The following per share data and ratios have been derived from information provided in the financial statements.

		Income (loss) from investment operations			Dividends and distributions
Diversified Value Fund	Net asset value, beginning of year	Net investment income[1]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions
Class I
Year ended 6/30/2019	$18.80	$0.30	$0.06	$0.36	$(0.26)	$—	$(0.26)
Year ended 6/30/2018	17.43	0.23	1.48	1.71	(0.34)	—	(0.34)
Year ended 6/30/2017	14.31	0.19	3.77	3.96	(0.84)	—	(0.84)
Year ended 6/30/2016	15.89	0.22	(1.59)	(1.37)	(0.21)	—	(0.21)
Year ended 6/30/2015	15.47	0.19	0.61	0.80	(0.38)	—	(0.38)
Class A
Year ended 6/30/2019	18.85	0.26	0.05	0.31	(0.21)	—	(0.21)
Year ended 6/30/2018	17.47	0.19	1.49	1.68	(0.30)	—	(0.30)
Year ended 6/30/2017	14.36	0.16	3.77	3.93	(0.82)	—	(0.82)
Year ended 6/30/2016	15.92	0.18	(1.59)	(1.41)	(0.15)	—	(0.15)
Year ended 6/30/2015	15.50	0.14	0.63	0.77	(0.35)	—	(0.35)
Class C
Year ended 6/30/2019	18.64	0.12	0.06	0.18	(0.05)	—	(0.05)
Year ended 6/30/2018	17.27	0.04	1.48	1.52	(0.15)	—	(0.15)
Year ended 6/30/2017	14.23	0.04	3.73	3.77	(0.73)	—	(0.73)
Year ended 6/30/2016	15.76	0.07	(1.57)	(1.50)	(0.03)	—	(0.03)
Year ended 6/30/2015	15.20	0.03	0.62	0.65	(0.09)	—	(0.09)

				Ratios to Average Net Assets
Diversified Value Fund	Net asset value, end of year	Total return[2]	Net assets, end of year (in thousands)	Expenses, net of reimbursement/ waiver	Expenses, before reimbursement/ waiver	Net investment income
Class I
Year ended 6/30/2019	$18.90	2.08%	$63,333	0.83%	0.99%	1.65%
Year ended 6/30/2018	18.80	9.81	65,503	0.95	1.02	1.25
Year ended 6/30/2017	17.43	28.05	68,260	0.95	1.09	1.21
Year ended 6/30/2016	14.31	–8.59	342,046	0.95	1.03	1.52
Year ended 6/30/2015	15.89	5.30	481,815	0.95	0.99	1.18
Class A
Year ended 6/30/2019	18.95	1.78	35,807	1.08	1.24	1.39
Year ended 6/30/2018	18.85	9.57	39,616	1.20	1.27	1.00
Year ended 6/30/2017	17.47	27.71	41,084	1.20	1.34	1.00
Year ended 6/30/2016	14.36	–8.83	38,527	1.20	1.28	1.25
Year ended 6/30/2015	15.92	5.07	52,752	1.20	1.24	0.92
Class C
Year ended 6/30/2019	18.77	0.98	2,141	1.83	1.99	0.64
Year ended 6/30/2018	18.64	8.77	2,598	1.95	2.02	0.25
Year ended 6/30/2017	17.27	26.78	2,817	1.95	2.09	0.23
Year ended 6/30/2016	14.23	–9.51	3,334	1.95	2.03	0.51
Year ended 6/30/2015	15.76	4.27	4,419	1.95	1.99	0.17

	Year Ended June 30,
	2019	2018	2017	2016	2015
Portfolio turnover rate	26%	28%	25%	35%	38%

		Income (loss) from investment operations			Dividends and distributions
Large Cap Value Fund	Net asset value, beginning of year	Net investment income[1]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions
Class I
Year ended 6/30/2019	$33.57	$0.51	$0.19	$0.70	$(0.64)	$(0.34)	$(0.98)
Year ended 6/30/2018	31.04	0.42	2.67	3.09	(0.56)	—	(0.56)
Year ended 6/30/2017	25.06	0.39	6.15	6.54	(0.56)	—	(0.56)
Year ended 6/30/2016	27.21	0.39	(2.15)	(1.76)	(0.39)	—	(0.39)
Year ended 6/30/2015	26.65	0.35	0.99	1.34	(0.78)	—	(0.78)
Class A
Year ended 6/30/2019	33.36	0.41	0.22	0.63	(0.51)	(0.34)	(0.85)
Year ended 6/30/2018	30.85	0.34	2.65	2.99	(0.48)	—	(0.48)
Year ended 6/30/2017	24.91	0.32	6.10	6.42	(0.48)	—	(0.48)
Year ended 6/30/2016	27.02	0.33	(2.13)	(1.80)	(0.31)	—	(0.31)
Year ended 6/30/2015	26.46	0.27	0.99	1.26	(0.70)	—	(0.70)
Class C
Year ended 6/30/2019	32.68	0.17	0.25	0.42	(0.17)	(0.34)	(0.51)
Year ended 6/30/2018	30.16	0.08	2.61	2.69	(0.17)	—	(0.17)
Year ended 6/30/2017	24.29	0.10	5.94	6.04	(0.17)	—	(0.17)
Year ended 6/30/2016	26.30	0.13	(2.06)	(1.93)	(0.08)	—	(0.08)
Year ended 6/30/2015	25.96	0.09	0.94	1.03	(0.69)	—	(0.69)
Class R
Year ended 6/30/2019	33.56	0.32	0.25	0.57	(0.29)	(0.34)	(0.63)
Year ended 6/30/2018	30.96	0.22	2.70	2.92	(0.32)	—	(0.32)
Year ended 6/30/2017	25.02	0.25	6.13	6.38	(0.44)	—	(0.44)
Year ended 6/30/2016	27.16	0.28	(2.16)	(1.88)	(0.26)	—	(0.26)
Year ended 6/30/2015	26.62	0.22	0.98	1.20	(0.66)	—	(0.66)

				Ratios to Average Net Assets
Large Cap Value Fund	Net asset value, end of year	Total return[2]	Net assets, end of year (in thousands)	Expenses, net of reimbursement/ waiver	Expenses, before reimbursement/ waiver	Net investment income
Class I
Year ended 6/30/2019	$33.29	2.51%	$357,191	0.95%	0.95%	1.56%
Year ended 6/30/2018	33.57	10.01	276,930	1.00	1.00	1.28
Year ended 6/30/2017	31.04	26.22	269,714	0.99	0.99	1.38
Year ended 6/30/2016	25.06	–6.42	305,282	1.01	1.01	1.55
Year ended 6/30/2015	27.21	5.17	479,488	0.99	0.99	1.30
Class A
Year ended 6/30/2019	33.14	2.24	116,354	1.20	1.20	1.26
Year ended 6/30/2018	33.36	9.72	131,276	1.25	1.25	1.03
Year ended 6/30/2017	30.85	25.88	135,349	1.24	1.24	1.13
Year ended 6/30/2016	24.91	–6.62	142,768	1.26	1.26	1.33
Year ended 6/30/2015	27.02	4.89	191,665	1.24	1.24	1.03
Class C
Year ended 6/30/2019	32.59	1.49	14,948	1.95	1.95	0.55
Year ended 6/30/2018	32.68	8.92	14,161	2.00	2.00	0.26
Year ended 6/30/2017	30.16	24.92	17,250	1.99	1.99	0.38
Year ended 6/30/2016	24.29	–7.34	21,038	2.01	2.01	0.53
Year ended 6/30/2015	26.30	4.10	40,862	1.99	1.99	0.34
Class R
Year ended 6/30/2019	33.50	1.97	5,210	1.45	1.45	0.99
Year ended 6/30/2018	33.56	9.47	6,888	1.50	1.50	0.66
Year ended 6/30/2017	30.96	25.58	13,519	1.49	1.49	0.88
Year ended 6/30/2016	25.02	–6.88	13,186	1.51	1.51	1.12
Year ended 6/30/2015	27.16	4.64	12,867	1.49	1.49	0.81

	Year Ended June 30,
	2019	2018	2017	2016	2015
Portfolio turnover rate	23%	41%	27%	39%	39%

1  Net investment income per share has been calculated based on average shares outstanding during the year.

2  Total returns exclude the effects of sales charges. The Fund's investment advisor may have waived a portion of its advisory fee and/or reimbursed a portion of the Fund's expenses. Without such waiver and/or reimbursement, the Fund's performance would have been lower.
The accompanying notes are an integral part of these financial statements.

Financial Highlights

The following per share data and ratios have been derived from information provided in the financial statements.

		Income (loss) from investment operations			Dividends and distributions
Mid-Cap Value Fund	Net asset value, beginning of year	Net investment income (loss)[1]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions
Class I
Year ended 6/30/2019	$39.68	$0.24	$(5.94)	$(5.70)	$(0.33)	$(0.55)	$(0.88)
Year ended 6/30/2018	37.13	0.11	4.96	5.07	(0.15)	(2.37)	(2.52)
Year ended 6/30/2017	30.55	0.10	7.05	7.15	(0.11)	(0.46)	(0.57)
Year ended 6/30/2016	40.43	0.25	(5.54)	(5.29)	(0.16)	(4.43)	(4.59)
Year ended 6/30/2015	45.15	0.15	(0.63)	(0.48)	(0.27)	(3.97)	(4.24)
Class A
Year ended 6/30/2019	39.03	0.15	(5.82)	(5.67)	(0.28)	(0.55)	(0.83)
Year ended 6/30/2018	36.57	0.01	4.88	4.89	(0.06)	(2.37)	(2.43)
Year ended 6/30/2017	30.13	0.01	6.96	6.97	(0.07)	(0.46)	(0.53)
Year ended 6/30/2016	39.91	0.16	(5.47)	(5.31)	(0.04)	(4.43)	(4.47)
Year ended 6/30/2015	44.60	0.04	(0.61)	(0.57)	(0.15)	(3.97)	(4.12)
Class C
Year ended 6/30/2019	33.93	(0.10)	(5.05)	(5.15)	(0.11)	(0.55)	(0.66)
Year ended 6/30/2018	32.26	(0.24)	4.28	4.04	—	(2.37)	(2.37)
Year ended 6/30/2017	26.78	(0.23)	6.17	5.94	—	(0.46)	(0.46)
Year ended 6/30/2016	36.24	(0.08)	(4.95)	(5.03)	—	(4.43)	(4.43)
Year ended 6/30/2015	41.04	(0.25)	(0.58)	(0.83)	—	(3.97)	(3.97)
Class R
Year ended 6/30/2019	39.02	0.06	(5.81)	(5.75)	(0.16)	(0.55)	(0.71)
Year ended 6/30/2018	36.60	(0.08)	4.88	4.80	(0.01)	(2.37)	(2.38)
Year ended 6/30/2017	30.21	(0.08)	6.96	6.88	(0.03)	(0.46)	(0.49)
Year ended 6/30/2016	40.04	0.09	(5.49)	(5.40)	—	(4.43)	(4.43)
Year ended 6/30/2015	44.77	(0.07)	(0.62)	(0.69)	(0.07)	(3.97)	(4.04)

				Ratios to Average Net Assets
Mid-Cap Value Fund	Net asset value, end of year	Total return[2]	Net assets, end of year (in thousands)	Expenses, net of reimbursement/ waiver	Expenses, before reimbursement/ waiver	Net investment income (loss)
Class I
Year ended 6/30/2019	$33.10	–14.29%	$1,044,280	1.00%	1.00%	0.67%
Year ended 6/30/2018	39.68	14.32	1,609,002	0.99	0.99	0.28
Year ended 6/30/2017	37.13	23.37	1,675,920	1.03	1.03	0.28
Year ended 6/30/2016	30.55	–13.23	1,659,480	1.02	1.02	0.75
Year ended 6/30/2015	40.43	–0.70	2,492,532	1.00	1.00	0.35
Class A
Year ended 6/30/2019	32.53	–14.48	159,676	1.25	1.25	0.43
Year ended 6/30/2018	39.03	14.05	230,105	1.24	1.24	0.03
Year ended 6/30/2017	36.57	23.05	274,787	1.28	1.28	0.02
Year ended 6/30/2016	30.13	–13.45	322,023	1.27	1.27	0.48
Year ended 6/30/2015	39.91	–0.93	626,544	1.25	1.25	0.10
Class C
Year ended 6/30/2019	28.12	–15.15	24,447	2.00	2.00	(0.33)
Year ended 6/30/2018	33.93	13.20	39,383	1.99	1.99	(0.72)
Year ended 6/30/2017	32.26	22.13	50,612	2.03	2.03	(0.74)
Year ended 6/30/2016	26.78	–14.09	64,568	2.02	2.02	(0.27)
Year ended 6/30/2015	36.24	–1.69	128,647	2.00	2.00	(0.65)
Class R
Year ended 6/30/2019	32.56	–14.70	4,067	1.50	1.50	0.16
Year ended 6/30/2018	39.02	13.74	6,656	1.49	1.49	(0.22)
Year ended 6/30/2017	36.60	22.74	11,020	1.53	1.53	(0.23)
Year ended 6/30/2016	30.21	–13.64	11,471	1.52	1.52	0.26
Year ended 6/30/2015	40.04	–1.21	18,683	1.50	1.50	(0.16)

	Year Ended June 30,
	2019	2018	2017	2016	2015
Portfolio turnover rate	34%	32%	37%	42%	54%

		Income (loss) from investment operations			Dividends and distributions
Small Cap Value Fund	Net asset value, beginning of year	Net investment income (loss)[1]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions
Class I
Year ended 6/30/2019	$63.89	$0.35	$(6.34)	$(5.99)	$(0.33)	$(4.30)	$(4.63)
Year ended 6/30/2018	59.31	0.29	7.35	7.64	(0.28)	(2.78)	(3.06)
Year ended 6/30/2017	46.46	0.19	12.90	13.09	(0.24)	—	(0.24)
Year ended 6/30/2016	61.67	0.17	(9.57)	(9.40)	(0.16)	(5.65)	(5.81)
Year ended 6/30/2015	66.62	0.27	2.30	2.57	(0.13)	(7.39)	(7.52)
Class A
Year ended 6/30/2019	63.49	0.18	(6.26)	(6.08)	(0.13)	(4.30)	(4.43)
Year ended 6/30/2018	58.93	0.12	7.32	7.44	(0.10)	(2.78)	(2.88)
Year ended 6/30/2017	46.09	0.05	12.79	12.84	—	—	—
Year ended 6/30/2016	61.27	0.04	(9.51)	(9.47)	(0.06)	(5.65)	(5.71)
Year ended 6/30/2015	66.26	0.12	2.28	2.40	—	(7.39)	(7.39)
Class C
Year ended 6/30/2019	52.65	(0.21)	(5.20)	(5.41)	—	(4.30)	(4.30)
Year ended 6/30/2018	49.60	(0.28)	6.11	5.83	—	(2.78)	(2.78)
Year ended 6/30/2017	39.09	(0.30)	10.81	10.51	—	—	—
Year ended 6/30/2016	53.25	(0.30)	(8.21)	(8.51)	—	(5.65)	(5.65)
Year ended 6/30/2015	58.99	(0.32)	1.97	1.65	—	(7.39)	(7.39)

				Ratios to Average Net Assets
Small Cap Value Fund	Net asset value, end of year	Total return[2]	Net assets, end of year (in thousands)	Expenses, net of reimbursement/ waiver	Expenses, before reimbursement/ waiver	Net investment income (loss)
Class I
Year ended 6/30/2019	$53.27	–8.97%	$670,391	1.03%	1.03%	0.61%
Year ended 6/30/2018	63.89	13.33	715,194	1.02	1.02	0.47
Year ended 6/30/2017	59.31	28.15	669,810	1.04	1.04	0.35
Year ended 6/30/2016	46.46	–15.63	699,420	1.04	1.04	0.33
Year ended 6/30/2015	61.67	4.64	951,911	1.06	1.06	0.43
Class A
Year ended 6/30/2019	52.98	–9.20	44,240	1.28	1.28	0.32
Year ended 6/30/2018	63.49	13.05	70,928	1.27	1.27	0.20
Year ended 6/30/2017	58.93	27.83	89,795	1.29	1.29	0.09
Year ended 6/30/2016	46.09	–15.83	113,335	1.29	1.29	0.07
Year ended 6/30/2015	61.27	4.37	194,587	1.31	1.31	0.19
Class C
Year ended 6/30/2019	42.94	–9.86	7,496	2.03	2.03	(0.44)
Year ended 6/30/2018	52.65	12.21	13,824	2.02	2.02	(0.55)
Year ended 6/30/2017	49.60	26.85	17,084	2.04	2.04	(0.66)
Year ended 6/30/2016	39.09	–16.46	20,308	2.04	2.04	(0.68)
Year ended 6/30/2015	53.25	3.60	35,172	2.06	2.06	(0.58)

	Year Ended June 30,
	2019	2018	2017	2016	2015
Portfolio turnover rate	40%	29%	29%	45%	43%

1  Net investment income (loss) per share has been calculated based on average shares outstanding during the year.

2  Total returns exclude the effects of sales charges. The Fund's investment advisor may have waived a portion of its advisory fee and/or reimbursed a portion of the Fund's expenses. Without such waiver and/or reimbursement, the Fund's performance would have been lower.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

The following per share data and ratios have been derived from information provided in the financial statements.

		Income (loss) from investment operations			Dividends and distributions
Small Cap Diversified Value Fund	Net asset value, beginning of year	Net investment income[1]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions
Class I
Year ended 6/30/2019	$12.21	$0.10	$(1.30)	$(1.20)	$(0.08)	$(0.85)	$(0.93)
Year ended 6/30/2018	12.06	0.10	1.85	1.95	(0.05)	(1.75)	(1.80)
Year ended 6/30/2017	9.12	0.09	2.94	3.03	(0.09)	—	(0.09)
Year ended 6/30/2016	10.01	0.06	(0.66)	(0.60)	(0.04)	(0.25)	(0.29)
Year ended 6/30/2015	10.00	0.05	0.22	0.27	(0.04)	(0.22)	(0.26)
Class A
Year ended 6/30/2019	12.14	0.06	(1.26)	(1.20)	(0.06)	(0.85)	(0.91)
Year ended 6/30/2018	12.01	0.07	1.84	1.91	(0.03)	(1.75)	(1.78)
Year ended 6/30/2017	9.09	0.06	2.93	2.99	(0.07)	—	(0.07)
Year ended 6/30/2016	10.00	0.05	(0.68)	(0.63)	(0.03)	(0.25)	(0.28)
Year ended 6/30/2015	10.00	0.03	0.22	0.25	(0.03)	(0.22)	(0.25)

				Ratios to Average Net Assets
Small Cap Diversified Value Fund	Net asset value, end of year	Total return[2]	Net assets, end of year (in thousands)	Expenses, net of reimbursement/ waiver	Expenses, before reimbursement/ waiver	Net investment income
Class I
Year ended 6/30/2019	$10.08	–9.23%	$95,405	0.90%	1.06%	0.91%
Year ended 6/30/2018	12.21	17.48	40,128	0.90	1.45	0.80
Year ended 6/30/2017	12.06	33.26	19,265	0.90	1.70	0.86
Year ended 6/30/2016	9.12	–5.80	14,446	1.25	2.13	0.72
Year ended 6/30/2015	10.01	2.93	15,337	1.25	3.75	0.48
Class A
Year ended 6/30/2019	10.03	–9.35	2,875	1.15	1.36	0.55
Year ended 6/30/2018	12.14	17.18	2,835	1.15	1.70	0.58
Year ended 6/30/2017	12.01	32.86	721	1.15	1.89	0.55
Year ended 6/30/2016	9.09	–6.14	232	1.50	2.38	0.53
Year ended 6/30/2015	10.00	2.71	130	1.50	4.25	0.29

	Year Ended June 30,
	2019	2018	2017	2016	2015
Portfolio turnover rate	84%	95%	58%	89%	40%

		Income (loss) from investment operations			Dividends and distributions
Global Value Fund	Net asset value, beginning of year	Net investment income[1]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions
Class I
Year ended 6/30/2019	$13.30	$0.23	$(0.94)	$(0.71)	$(0.14)	$(0.90)	$(1.04)
Year ended 6/30/2018	12.82	0.11	1.09	1.20	(0.13)	(0.59)	(0.72)
Year ended 6/30/2017	10.10	0.12	2.70	2.82	(0.10)	—	(0.10)
Year ended 6/30/2016	11.93	0.13	(1.23)	(1.10)	(0.12)	(0.61)	(0.73)
Year ended 6/30/2015	13.31	0.14	(0.46)	(0.32)	(0.30)	(0.76)	(1.06)
Class A
Year ended 6/30/2019	13.28	0.09	(0.83)	(0.74)	(0.09)	(0.90)	(0.99)
Year ended 6/30/2018	12.80	0.07	1.10	1.17	(0.10)	(0.59)	(0.69)
Year ended 6/30/2017	10.09	0.14	2.65	2.79	(0.08)	—	(0.08)
Year ended 6/30/2016	11.91	0.10	(1.23)	(1.13)	(0.08)	(0.61)	(0.69)
Year ended 6/30/2015	13.29	0.10	(0.45)	(0.35)	(0.27)	(0.76)	(1.03)

				Ratios to Average Net Assets
Global Value Fund	Net asset value, end of year	Total return[2]	Net assets, end of year (in thousands)	Expenses, net of reimbursement/ waiver	Expenses, before reimbursement/ waiver	Net investment income
Class I
Year ended 6/30/2019	$11.55	–4.57%	$39,749	0.96%	1.62%	2.02%
Year ended 6/30/2018	13.30	9.59	8,987	1.10	2.87	0.83
Year ended 6/30/2017	12.82	27.93	7,694	1.10	3.37	1.00
Year ended 6/30/2016	10.10	–9.25	5,199	1.10	4.14	1.25
Year ended 6/30/2015	11.93	–1.98	6,144	1.10	4.34	1.11
Class A
Year ended 6/30/2019	11.55	–4.85	238	1.24	2.64	0.72
Year ended 6/30/2018	13.28	9.36	732	1.35	3.12	0.55
Year ended 6/30/2017	12.80	27.69	436	1.35	3.37	1.19
Year ended 6/30/2016	10.09	–9.47	100	1.35	4.39	0.96
Year ended 6/30/2015	11.91	–2.22	110	1.35	4.77	0.79

	Year Ended June 30,
	2019	2018	2017	2016	2015
Portfolio turnover rate	36%	43%	38%	52%	42%

1  Net investment income per share has been calculated based on average shares outstanding during the year.

2  Total returns exclude the effects of sales charges. The Fund's investment advisor may have waived a portion of its advisory fee and/or reimbursed a portion of the Fund's expenses. Without such waiver and/or reimbursement, the Fund's performance would have been lower.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

The following per share data and ratios have been derived from information provided in the financial statements.

		Income (loss) from investment operations			Dividends and distributions
International Value Fund	Net asset value, beginning of period	Net investment income[1]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions
Class I
Year ended 6/30/2019	$11.57	$0.19	$(1.27)	$(1.08)	$(0.14)	$(0.58)	$(0.72)
Year ended 6/30/2018	11.85	0.11	0.31	0.42	(0.13)	(0.57)	(0.70)
Year ended 6/30/2017	9.76	0.12	2.38	2.50	(0.17)	(0.24)	(0.41)
Period from 12/31/2015[3] to 6/30/2016	10.00	0.16	(0.40)	(0.24)	—	—	—

				Ratios to Average Net Assets
International Value Fund	Net asset value, end of period	Total return[2]	Net assets, end of period (in thousands)	Expenses, net of reimbursement/ waiver	Expenses, before reimbursement/ waiver	Net investment income
Class I
Year ended 6/30/2019	$9.77	–9.04%	$2,334	0.99%	5.94%	1.85%
Year ended 6/30/2018	11.57	3.50	2,543	1.15	6.01	0.90
Year ended 6/30/2017	11.85	26.14	2,422	1.15	7.36	1.12
Period from 12/31/2015[3] to 6/30/2016	9.76	–2.40	1,806	1.15[4]	12.67[4]	3.17[4]

	Year Ended June 30,			Period December 31, 2015[3]
	2019	2018	2017	through June 30, 2016
Portfolio turnover rate	42%	33%	34%	17%

		Income (loss) from investment operations			Dividends and distributions
Value Opportunities Fund	Net asset value, beginning of year	Net investment income[1]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions
Class I
Year ended 6/30/2019	$30.38	$0.30	$0.09	$0.39	$(0.31)	$(2.38)	$(2.69)
Year ended 6/30/2018	27.99	0.40	2.93	3.33	(0.53)	(0.41)	(0.94)
Year ended 6/30/2017	22.21	0.38	5.99	6.37	(0.59)	—	(0.59)
Year ended 6/30/2016	29.13	0.69	(3.68)	(2.99)	(0.49)	(3.44)	(3.93)
Year ended 6/30/2015	29.88	0.41	1.35	1.76	(0.42)	(2.09)	(2.51)
Class A
Year ended 6/30/2019	30.40	0.22	0.10	0.32	(0.22)	(2.38)	(2.60)
Year ended 6/30/2018	28.00	0.31	2.95	3.26	(0.45)	(0.41)	(0.86)
Year ended 6/30/2017	22.21	0.31	5.99	6.30	(0.51)	—	(0.51)
Year ended 6/30/2016	29.13	0.63	(3.69)	(3.06)	(0.42)	(3.44)	(3.86)
Year ended 6/30/2015	29.88	0.34	1.36	1.70	(0.36)	(2.09)	(2.45)
Class C
Year ended 6/30/2019	28.22	0.01	0.10	0.11	(0.01)	(2.38)	(2.39)
Year ended 6/30/2018	26.04	0.08	2.74	2.82	(0.23)	(0.41)	(0.64)
Year ended 6/30/2017	20.68	0.11	5.57	5.68	(0.32)	—	(0.32)
Year ended 6/30/2016	27.41	0.42	(3.47)	(3.05)	(0.24)	(3.44)	(3.68)
Year ended 6/30/2015	28.31	0.12	1.27	1.39	(0.20)	(2.09)	(2.29)

				Ratios to Average Net Assets
Value Opportunities Fund	Net asset value, end of year	Total return[2]	Net assets, end of year (in thousands)	Expenses, net of reimbursement/ waiver	Expenses, before reimbursement/ waiver	Net investment income
Class I
Year ended 6/30/2019	$28.08	2.45%	$588,097	0.96%	0.96%	1.05%
Year ended 6/30/2018	30.38	12.11	453,184	0.97	0.97	1.36
Year ended 6/30/2017	27.99	28.79	347,924	0.99	0.99	1.46
Year ended 6/30/2016	22.21	–10.48	259,421	1.00	1.00	2.80
Year ended 6/30/2015	29.13	6.75	363,363	0.96	0.96	1.42
Class A
Year ended 6/30/2019	28.12	2.18	131,050	1.21	1.21	0.77
Year ended 6/30/2018	30.40	11.84	136,325	1.22	1.22	1.07
Year ended 6/30/2017	28.00	28.47	136,525	1.24	1.24	1.21
Year ended 6/30/2016	22.21	–10.71	132,870	1.25	1.25	2.55
Year ended 6/30/2015	29.13	6.47	201,477	1.21	1.21	1.19
Class C
Year ended 6/30/2019	25.94	1.44	47,021	1.96	1.96	0.02
Year ended 6/30/2018	28.22	10.99	49,624	1.97	1.97	0.30
Year ended 6/30/2017	26.04	27.53	57,953	1.99	1.99	0.46
Year ended 6/30/2016	20.68	–11.37	63,637	2.00	2.00	1.84
Year ended 6/30/2015	27.41	5.65	76,647	1.96	1.96	0.43

	Year Ended June 30,
	2019	2018	2017	2016	2015
Portfolio turnover rate	60%	55%	83%	62%	101%

1  Net investment income per share has been calculated based on average shares outstanding during the period.

2  Total returns exclude the effects of sales charges. The Fund's investment advisor may have waived a portion of its advisory fee and/or reimbursed a portion of the Fund's expenses. Without such waiver and/or reimbursement, the Fund's performance would have been lower. Returns for periods less than one year are not annualized.

3  Commencement of operations.

4  Annualized.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

The following per share data and ratios have been derived from information provided in the financial statements.

		Income (loss) from investment operations			Dividends and distributions
Capital Income Fund	Net asset value, beginning of year	Net investment income[1]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions
Class I
Year ended 6/30/2019	$12.84	$0.41	$(0.81)	$(0.40)	$(0.41)	$—	$(0.41)
Year ended 6/30/2018	12.51	0.45	0.37	0.82	(0.49)	—	(0.49)
Year ended 6/30/2017	10.56	0.45	2.00	2.45	(0.50)	—	(0.50)
Year ended 6/30/2016	12.22	0.51	(1.13)	(0.62)	(0.54)	(0.50)	(1.04)
Year ended 6/30/2015	12.85	0.47	(0.38)	0.09	(0.52)	(0.20)	(0.72)
Class A
Year ended 6/30/2019	13.36	0.40	(0.83)	(0.43)	(0.37)	—	(0.37)
Year ended 6/30/2018	13.01	0.43	0.38	0.81	(0.46)	—	(0.46)
Year ended 6/30/2017	10.97	0.44	2.07	2.51	(0.47)	—	(0.47)
Year ended 6/30/2016	12.65	0.50	(1.17)	(0.67)	(0.51)	(0.50)	(1.01)
Year ended 6/30/2015	13.24	0.44	(0.35)	0.09	(0.48)	(0.20)	(0.68)

				Ratios to Average Net Assets
Capital Income Fund	Net asset value, end of year	Total return[2]	Net assets, end of year (in thousands)	Expenses, net of reimbursement/ waiver	Expenses, before reimbursement/ waiver	Net investment income
Class I
Year ended 6/30/2019	$12.03	–3.13%	$13,804	0.80%	1.35%	3.37%
Year ended 6/30/2018	12.84	6.71	20,005	0.80	1.26	3.55
Year ended 6/30/2017	12.51	23.54	20,582	0.80	1.27	3.83
Year ended 6/30/2016	10.56	–4.77	20,873	0.80	1.18	4.63
Year ended 6/30/2015	12.22	0.69	33,958	0.80	1.05	3.75
Class A
Year ended 6/30/2019	12.56	–3.17	12,890	1.05	1.60	3.16
Year ended 6/30/2018	13.36	6.34	16,810	1.05	1.51	3.28
Year ended 6/30/2017	13.01	23.17	21,171	1.05	1.52	3.56
Year ended 6/30/2016	10.97	–4.99	17,309	1.05	1.43	4.36
Year ended 6/30/2015	12.65	0.73	42,398	1.05	1.30	3.39

	Year Ended June 30,
	2019	2018	2017	2016	2015
Portfolio turnover rate	43%	46%	71%	93%	62%

		Income (loss) from investment operations				Dividends and distributions
High Yield Fund	Net asset value, beginning of period	Net investment income[1]	Net gains (losses) on securities (both realized and unrealized)		Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions
Class I
Year ended 6/30/2019	$11.90	$0.69	$(0.21)[3]		$0.48	$(0.69)	$—	$(0.69)
Year ended 6/30/2018	12.26	0.72	(0.37)[3]		0.35	(0.71)	—	(0.71)
Year ended 6/30/2017	11.47	0.75	0.79[3]		1.54	(0.75)	—	(0.75)
Year ended 6/30/2016	12.51	0.76	(0.94)[3]		(0.18)	(0.77)	(0.09)	(0.86)
Year ended 6/30/2015	13.37	0.70	(0.75)[3]		(0.05)	(0.71)	(0.10)	(0.81)
Class A
Year ended 6/30/2019	11.83	0.65	(0.20	) [3]	0.45	(0.66)	—	(0.66)
Year ended 6/30/2018	12.18	0.69	(0.37)[4]		0.32	(0.67)	—	(0.67)
Year ended 6/30/2017	11.40	0.72	0.78[3]		1.50	(0.72)	—	(0.72)
Year ended 6/30/2016	12.43	0.73	(0.94	) [3]	(0.21)	(0.73)	(0.09)	(0.82)
Year ended 6/30/2015	13.29	0.67	(0.75	) [4]	(0.08)	(0.68)	(0.10)	(0.78)
Class C
Year ended 6/30/2019	11.89	0.57	(0.21)		0.36	(0.57)	—	(0.57)
Year ended 6/30/2018	12.26	0.60	(0.38	) [3]	0.22	(0.59)	—	(0.59)
Year ended 6/30/2017	11.47	0.63	0.79[3]		1.42	(0.63)	—	(0.63)
Year ended 6/30/2016	12.50	0.65	(0.94	) [5]	(0.29)	(0.65)	(0.09)	(0.74)
Year ended 6/30/2015	13.36	0.58	(0.76)[3]		(0.18)	(0.58)	(0.10)	(0.68)
Class Z
Year ended 6/30/2019	11.90	0.70	(0.20)		0.50	(0.70)	—	(0.70)
Period from 3/29/2018[6] to 6/30/2018	12.00	0.18	(0.11)		0.07	(0.17)	—	(0.17)

				Ratios to Average Net Assets
High Yield Fund	Net asset value, end of period	Total return[2]	Net assets, end of period (in thousands)	Expenses, net of reimbursement/ waiver	Expenses, before reimbursement/ waiver	Net investment income
Class I
Year ended 6/30/2019	$11.69	4.19%	$1,825,782	0.70%	0.75%	5.87%
Year ended 6/30/2018	11.90	2.87	1,918,320	0.70	0.74	5.93
Year ended 6/30/2017	12.26	13.75	2,091,104	0.70	0.74	6.22
Year ended 6/30/2016	11.47	–1.12	1,884,613	0.70	0.74	6.59
Year ended 6/30/2015	12.51	–0.26	2,060,504	0.70	0.73	5.56
Class A
Year ended 6/30/2019	11.62	3.92	303,367	0.95	1.00	5.62
Year ended 6/30/2018	11.83	2.68	466,960	0.95	0.99	5.69
Year ended 6/30/2017	12.18	13.42	566,806	0.95	0.99	5.99
Year ended 6/30/2016	11.40	–1.34	603,081	0.95	0.99	6.35
Year ended 6/30/2015	12.43	–0.54	682,129	0.95	0.98	5.31
Class C
Year ended 6/30/2019	11.68	3.15	3,599	1.70	1.75	4.88
Year ended 6/30/2018	11.89	1.76	3,380	1.70	1.74	4.93
Year ended 6/30/2017	12.26	12.62	3,010	1.70	1.74	5.22
Year ended 6/30/2016	11.47	–2.02	2,737	1.70	1.74	5.61
Year ended 6/30/2015	12.50	–1.25	3,581	1.70	1.73	4.53
Class Z
Year ended 6/30/2019	11.70	4.38	401,268	0.60	0.65	5.99
Period from 3/29/2018[6] to 6/30/2018	11.90	0.59	328,769	0.60[7]	0.70[7]	6.54[7]

	Year Ended June 30,
	2019	2018	2017	2016	2015
Portfolio turnover rate	41%	38%	46%	45%	44%

1  Net investment income per share has been calculated based on average shares outstanding during the period.

2  Total returns exclude the effects of sales charges. The Fund's investment advisor may have waived a portion of its advisory fee and/or reimbursed a portion of the Fund's expenses. Without such waiver and/or reimbursement, the Fund's performance would have been lower. Returns for periods less than one year are not annualized.

3  Redemption fees per share were less than $0.005.

4  Includes redemption fees per share of $0.01.

5  Includes redemption fees per share of $0.02.

6  Commencement of operations.

7  Annualized.

The accompanying notes are an integral part of these financial statements.

Notes to the Financial Statements

JUNE 30, 2019

NOTE 1.

Organization. Hotchkis & Wiley Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company. The Trust was organized as a Delaware statutory trust on July 23, 2001 and consists of ten series. The Hotchkis & Wiley Diversified Value Fund, the Hotchkis & Wiley Large Cap Value Fund, the Hotchkis & Wiley Mid-Cap Value Fund, the Hotchkis & Wiley Small Cap Value Fund, the Hotchkis & Wiley Small Cap Diversified Value Fund, the Hotchkis & Wiley Global Value Fund, the Hotchkis & Wiley International Value Fund, the Hotchkis & Wiley Capital Income Fund and the Hotchkis & Wiley High Yield Fund (collectively, the "H&W Funds") are each a diversified series and the Hotchkis & Wiley Value Opportunities Fund (together with the H&W Funds, hereafter referred to as the "Funds") is a non-diversified series of the Trust. The Trust was organized to acquire the assets and liabilities of the Mercury HW Large Cap Value Fund, the Mercury HW Mid-Cap Value Fund and the Mercury HW Small Cap Value Fund (the "Mercury HW Funds"). On February 4, 2002, the Mercury HW Funds were reorganized into the Trust through a non-taxable exchange. On August 28, 2009, the Hotchkis & Wiley Core Value Fund was renamed the Hotchkis & Wiley Diversified Value Fund and the Hotchkis & Wiley All Cap Value Fund was renamed the Hotchkis & Wiley Value Opportunities Fund.

The Large Cap Value Fund and Mid-Cap Value Fund have six classes of shares: Class I, Class A, Class C, Class R, Class T and Class Z. The Diversified Value Fund, Small Cap Value Fund, Small Cap Diversified Value Fund, Global Value Fund, International Value Fund, Value Opportunities Fund, Capital Income Fund and High Yield Fund have five classes of shares: Class I, Class A, Class C, Class T and Class Z. Class A and Class T shares are sold with a front-end sales charge. Class C shares may be subject to a contingent deferred sales charge. Class C shares are automatically converted to Class A shares approximately eight years after purchase and will then be subject to lower distribution and service fees. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class C, Class R and Class T shares bear certain expenses related to the distribution and servicing expenditures. Currently, the Small Cap Diversified Value Fund, Global Value Fund and Capital Income Fund are not offering Class C shares to investors, the International Value Fund is not offering Class A or Class C shares to investors, only the High Yield Fund is offering Class Z shares to investors and the Funds are not offering Class T shares to investors.

Significant Accounting Policies. The Funds' financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP"), which may require the use of management accruals and estimates. Actual results could differ from those estimates and those differences could be significant. Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standard Codification Topic 946 "Financial Services — Investment Companies". The following is a summary of significant accounting policies followed by the Funds.

Security Valuation. Portfolio securities that are listed on a securities exchange (whether domestic or foreign) or The Nasdaq Stock Market ("NSM") (including the Nasdaq National Market and the Nasdaq Small Cap Market) are valued at the last reported sale price (or official closing price) on that day as of the close of the New York Stock Exchange (which is generally 4:00 p.m. Eastern time), or, in the absence of recorded sales, at the average of the last bid and asked quotation on such exchange or NSM. Unlisted equity securities that are not included in NSM are valued at the last sale price, or if the last sale price is unavailable, at the average of the quoted bid and asked prices in the over-the-counter market. Fixed-income securities are generally valued on the basis of quotes obtained from an approved independent pricing service but may also be valued based on reported transactions on FINRA's Trade Reporting and Compliance Engine (TRACE) or quotations provided by a broker-dealer. The pricing services may provide a price determined by a matrix pricing method or other analytical pricing models. Investments quoted in foreign currency are valued daily in U.S. dollars on the basis of the foreign currency exchange rate prevailing at the time of valuation. Securities and other assets for which market quotations are not readily available are valued at their fair value as determined by Hotchkis & Wiley Capital Management, LLC (the "Advisor") under guidelines established by and under the general supervision and responsibility of the Trust's Board of Trustees (the "Board"). The Board has approved the use of a third-party vendor's proprietary fair value pricing model to assist in determining current valuation for foreign securities traded in markets that close prior to the New York Stock Exchange. When fair value pricing is employed, the value of the portfolio securities used to calculate the Funds' net asset values may differ from quoted or official closing prices.

The Trust has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination. Various inputs are used in determining the value of each Fund's investments. These inputs are summarized in the following three broad categories:

  • Level 1 — Quoted unadjusted prices for identical instruments in active markets to which the Trust has access at the date of measurement.

  • Level 2 — Other significant observable inputs (including quoted prices for similar instruments, interest rates, current yields, credit quality, prepayment speeds for mortgage related securities, collateral for asset-backed securities, foreign security indices, foreign exchange rates, fair value estimates for foreign securities, and changes in benchmark securities indices). Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

  • Level 3 — Significant unobservable inputs including model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Trust's own assumptions that market participants would use to price the asset or liability based on the best available information.

The following table presents the valuation levels of each Fund's assets as of June 30, 2019:

	Diversified Value	Large Cap Value	Mid-Cap Value	Small Cap Value	Small Cap Diversified Value
Level 1 — Quoted prices in an active market:
Common Stocks	$100,514,173	$482,455,888	$1,128,233,384	$695,072,461	$93,277,342
Money Market Funds	—	—	118,110	31,156,546	—
Time Deposits	521,733	11,214,232	36,300,436	29,123,135	4,422,050
Level 2 — Other significant observable market inputs:
Common Stocks:
Energy	—	—	40,909,272	2,940,830	—
Industrials	—	—	29,997,746	—	—
Level 3 — Significant unobservable inputs	—	—	—	—	—
Total Investments	$101,035,906	$493,670,120	$1,235,558,948	$758,292,972	$97,699,392
	Global Value	International Value	Value Opportunities	Capital Income	High Yield
Level 1 — Quoted prices in an active market:
Common Stocks	$26,090,496	$575,062	$617,760,576	$14,336,373	$1,612,791
Preferred Stocks	—	—	351,560	—	—
Purchased Put Options	—	—	9,884,975	—	—
Warrants	—	—	1,438,150	—	—
Money Market Funds	—	—	12,871,657	161,822	20,627,129
Time Deposits	1,102,806	—	16,423,751	77,921	17,265,279
Level 2 — Other significant observable market inputs:
Common Stocks:
Communication Services	—	78,004	—	—	—
Consumer Discretionary	827,024	73,332	—	—	—
Consumer Staples	1,169,663	169,404	—	—	—
Energy	426,569	174,694	17,385,405	401,608	—
Energy — Exploration & Production	—	—	—	—	7,646,659
Financials	6,236,615	603,651	3,496,499	165,571	—
Health Care	—	157,446	—	—	—
Industrials	3,129,677	328,081	26,932,086	286,029	—
Information Technology	680,665	165,554	—	—	—
Materials	—	21,843	—	—	—
Preferred Stocks:
Financials	—	—	2,883,298	—	—
Convertible Bonds	—	—	—	78,200	3,171,988
Corporate Bonds	—	—	45,861,657	9,185,828	2,217,802,523
Term Loans	—	—	—	1,021,576	155,332,218
Purchased Put Options	—	—	3,727,700	—	—
Warrants	—	—	0	—	0
Level 3 — Significant unobservable inputs:
Common Stocks:
Automakers	—	—	—	—	0
Consumer Discretionary	—	—	—	236,640	—
Energy	—	—	—	2,156	—
Energy — Exploration & Production	—	—	—	—	160,741
Industrials	—	—	—	111,561	—
Materials	—	—	7,053,582	371,905	—
Metals/Mining Excluding Steel	—	—	—	—	39,658,384
Oil Field Equipment & Services	—	—	—	—	3,587,078
Specialty Retail	—	—	—	—	19,821,422
Preferred Stocks:
Consumer Staples	—	—	—	45,589	—
Food — Wholesale	—	—	—	—	7,357,494
Corporate Bonds	—	—	—	86,500	10,707,900
Term Loans	—	—	3,802,486	31,585	2,590,943
Total Investments	$39,663,515	$2,347,071	$769,873,382	$26,600,864	$2,507,342,549

Please refer to the Schedule of Investments for additional information regarding the composition of the amounts listed above.

The following table provides information about the Level 3 values, as well as their inputs, as of June 30, 2019:

	Fair Value at June 30, 2019	Valuation Techniques	Unobservable Inputs	Input Values	Impact to Valuation from an Increase to Input
Value Opportunities
Common Stocks	$7,053,582	Market comparable companies	EBIT multiple	4 x - 10x	Increase
Term Loans	3,802,486	Market quote (stale)	N/A	$100.00	Increase
	$10,856,068
Capital Income
Common Stocks:	$236,640	Calculation of enterprise value using: Discounted cash flows Market comparable	Yield (Discount rate of cash flows)	9.75% - 11.75%	Decrease
		companies	EBITDA multiple	6x - 8x	Increase
		Transaction analysis	Guideline transactions	$499 Million - $602 Million	Increase
	0	Estimated recovery value	Probability of asset recovery	$0	Increase
	2,156	Last traded price (stale)	N/A	$1.38	Increase
	483,466	Market comparable companies	EBIT multiple	4x - 10x	Increase
Total Common Stocks	722,262
Preferred Stocks	45,589	Calculation of enterprise
		value using:
		Market comparable
		companies	EBITDA multiple	12x - 13x	Increase
		Transaction analysis	EBITDA multiple	6x - 9x	Increase
Corporate Bonds	86,500	Market quote (stale)	N/A	$50.00 - $90.00	Increase
Term Loans	31,585	Market quote (stale)	N/A	$100.00	Increase
	$885,936
High Yield
Common Stocks:	$19,821,422	Calculation of enterprise value using: Discounted cash flows Market comparable	Yield (Discount rate of cash flows)	9.75% - 11.75%	Decrease
		companies	EBITDA multiple	6x - 8x	Increase
		Transaction analysis	Guideline transactions	$499 Million - $602 Million	Increase
	0	Estimated recovery value	Probability of asset recovery	$0	Increase
	160,741	Last traded price (stale)	N/A	$1.38	Increase
	43,245,462	Market comparable companies	EBIT multiple	4x - 10x	Increase
Total Common Stocks	63,227,625
Preferred Stocks	7,357,494	Calculation of enterprise
		value using:
		Market comparable
		companies	EBITDA multiple	12x - 13x	Increase
		Transaction analysis	EBITDA multiple	6x - 9x	Increase
Corporate Bonds	10,707,900	Market quote (stale)	N/A	$50.00 - $90.00	Increase
Term Loans	2,590,943	Market quote (stale)	N/A	$100.00	Increase
	$83,883,962

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Value Opportunities
	Common Stocks	Corporate Bonds	Term Loans	Total
Balance at June 30, 2018	$10,760,790	$3,990,031	$3,802,486	$18,553,307
Purchases	—	—	—	—
Sales	(5,607,074)	(4,090,070)	—	(9,697,144)
Accrued discounts (premiums)	—	1,178	—	1,178
Realized gains (losses)	4,794,075	2,827,010	—	7,621,085
Change in unrealized appreciation (depreciation)	(2,894,209)	(2,728,149)	—	(5,622,358)
Transfers into Level 3	—	—	—	—
Balance at June 30, 2019	$7,053,582	$—	$3,802,486	$10,856,068
Change in unrealized appreciation (depreciation) for Level 3 assets held at June 30, 2019	$(1,698,088)	$—	$—	$(1,698,088)

	Capital Income
	Common Stocks	Preferred Stocks	Corporate Bonds	Term Loans	Total
Balance at June 30, 2018	$761,930	$69,846	$87,286	$31,585	$950,647
Purchases	—	—	127,773	—	127,773
Sales	(402)	—	(89,474)	—	(89,876)
Accrued discounts (premiums)	—	—	(1,102)	—	(1,102)
Realized gains (losses)	402	—	61,843	—	62,245
Change in unrealized appreciation (depreciation)	(39,668)	(24,257)	(99,826)	—	(163,751)
Transfers into Level 3	—	—	—	—	—
Balance at June 30, 2019	$722,262	$45,589	$86,500	$31,585	$885,936
Change in unrealized appreciation (depreciation) for Level 3 assets held at June 30, 2019	$(39,668)	$(24,257)	$(40,145)	$—	$(104,070)
	High Yield
	Common Stocks	Preferred Stocks	Corporate Bonds	Term Loans	Total
Balance at June 30, 2018	$68,069,267	$11,272,351	$1,349,465	$2,590,943	$83,282,026
Purchases	—	—	15,447,087	—	15,447,087
Sales	(3,771,450)	—	(1,383,300)	—	(5,154,750)
Accrued discounts (premiums)	—	—	399	—	399
Realized gains (losses)	3,229,451	—	954,058	—	4,183,509
Change in unrealized appreciation (depreciation)	(4,299,643)	(3,914,857)	(5,659,809)	—	(13,874,309)
Transfers into Level 3	—	—	—	—	—
Balance at June 30, 2019	$63,227,625	$7,357,494	$10,707,900	$2,590,943	$83,883,962
Change in unrealized appreciation (depreciation) for Level 3 assets held at June 30, 2019	$(3,502,061)	$(3,914,857)	$(4,739,186)	$—	$(12,156,104)

Income and Expense Allocation. Common expenses incurred by the Trust which are not allocable to a specific Fund are allocated among the Funds based upon relative net assets or evenly, depending on the nature of the expenditure. For all Funds, except the Capital Income Fund and High Yield Fund, net investment income, other than class-specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class at the beginning of the day (after adjusting for the current day's capital share activity of the respective class). For the Capital Income Fund and High Yield Fund, net investment income, other than class-specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of settled shares of each class at the beginning of the day (after adjusting for the current day's capital share activity of the respective class).

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income are declared daily and paid monthly for the Capital Income Fund and High Yield Fund and declared and paid annually for the Diversified Value Fund, Large Cap Value Fund, Mid-Cap Value Fund, Small Cap Value Fund, Small Cap Diversified Value Fund, Global Value Fund, International Value Fund and Value Opportunities Fund. Distributions of net realized capital gains, if any, will be declared and paid at least annually.

Security Transactions and Investment Income. Security and shareholder transactions are recorded on trade date. Realized gains and losses on sales of investments are calculated on the specifically identified cost basis of the securities. Dividend income, less foreign taxes withheld, if any, is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security using the effective yield method. Return of capital distributions received from real estate investment trust ("REIT") securities are recorded as an adjustment to the cost of the security and thus may impact unrealized gains or losses on the security.

Securities purchased or sold on a when-issued, delayed delivery or forward commitment basis may have extended settlement periods. The value of the security purchased is subject to market fluctuations during this period. The Funds will segregate or "earmark" liquid assets until the settlement date or otherwise cover their position in an amount sufficient to meet the Funds' obligations.

Foreign Currency Transactions. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Funds isolate the portion of realized gains or losses and do not isolate the portion of unrealized appreciation or depreciation resulting from changes in foreign exchange rates on securities from the fluctuations arising from changes in market prices of securities held. Reported net realized foreign exchange gains or losses arise from sales of securities, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid.

Payment In-Kind Securities. Certain Funds may invest in payment in-kind securities. Payment in-kind securities give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and may require a pro-rata adjustment to interest receivable from the unrealized appreciation or depreciation of securities on the Statements of Assets & Liabilities.

Restricted and Illiquid Securities. The Funds may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is an investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

Options. The Funds are subject to equity price risk in the normal course of pursuing their investment objectives. The Funds may purchase put options on securities to protect holdings in an underlying or related security against a substantial decline in market value. The Funds may purchase call options on securities and security indexes. A Fund may write a call or put option only if the option is "covered" by the Fund holding a position in the underlying securities or by other means which would permit immediate satisfaction of the Fund's obligation as writer of the option. Prior to exercise or expiration, an option may be closed by an offsetting purchase or sale of an option of the same series. The purchase and writing of options involves certain risks. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, the Fund may be unable to close out a position. With options, there is minimal counterparty risk to the Funds since options are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded options, guarantees the options against default.

When a Fund purchases a put or call option, an amount equal to the premium paid is included on the Statements of Assets & Liabilities as an investment, and is subsequently adjusted to reflect the fair market value of the option. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If the Fund exercises a put option, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. If the Fund exercises a call option, the cost of the security acquired is increased by the premium paid for the call.

Futures Contracts. The Value Opportunities Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objective. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of foreign currencies. A futures contract provides for the future sale by one party and purchase by another party of an asset at a specified price on a specified date. Upon entering into such contracts, the Fund is required to deposit with the broker, either in cash or securities, an initial margin deposit in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. Upon entering into such contracts, the Fund bears the risk of exchange rates moving unexpectedly, in which case the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. With futures, there is minimal counterparty risk to the Fund since futures are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. The use of futures contracts involves the risk of imperfect correlation in movements in the price of the futures contracts, exchange rates and the underlying hedged assets.

Credit Default Swap Contracts. The Value Opportunities Fund, Capital Income Fund and High Yield Fund may enter into credit default swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded the desired return. The buyer in a credit default swap is obligated to pay the seller a periodic stream of payments over the term of the contract provided no event of default on an underlying reference obligation has occurred. In the event of default, the seller must pay the buyer a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced entity or underlying securities comprising the referenced index. Credit default swaps involve greater risks than if the Fund invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. The Fund's maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.

The Advisor, on behalf of the Value Opportunities Fund, Capital Income Fund and High Yield Fund, is party to an International Swap Dealers Association, Inc. Master Agreement ("ISDA Master Agreement") with each of Goldman Sachs International and JPMorgan Chase Bank, N.A. that governs transactions, such as over-the-counter swap contracts, entered into by the Funds and the counterparty. The ISDA Master Agreement contains provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle the counterparty to elect to terminate early and cause settlement of all outstanding transactions under the ISDA Master Agreement.

Upon entering into swap agreements, the Value Opportunities Fund, Capital Income Fund and High Yield Fund will either receive or pay an upfront payment based upon the difference between the current principal amount and the notional amount of the swap and whether the Fund is buying or selling protection. Upfront payments that are received are recorded as liabilities while upfront payments paid are recorded as assets. These payments remain on the books until the swap contract is closed. When entering into credit default swaps, the Fund will either deliver collateral to the counterparty or the counterparty will deliver collateral to the Fund. The amount of this collateral is calculated based upon the notional value and the current price of the swap. In the event of default, the Fund has recourse against any collateral posted to it by the counterparty. When entering into swap agreements as a seller, the notional amounts would be partially offset by any recovery values of the respective reference obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same reference entity. Unrealized appreciation or depreciation is recorded daily as the difference between the prior day and current day closing price.

Derivative Instruments. The Funds have adopted authoritative standards regarding disclosures about derivatives and how they affect the Funds' Statements of Assets & Liabilities and Statements of Operations.

The following is a summary of the Funds' derivative instrument holdings categorized by primary risk exposure as of June 30, 2019:

Asset Derivatives

	Location on Statements of Assets & Liabilities	Value Opportunities
Equity Contracts:
Purchased Put Options	Long-term investments	$13,612,675

The following is a summary of the Funds' realized gains (losses) and change in unrealized appreciation (depreciation) on derivative instruments recognized in the Statements of Operations categorized by primary risk exposure for the year ended June 30, 2019:

Realized Gains (Losses) on Derivatives

	Value Opportunities		Capital Income	High Yield
Credit Contracts:
Credit Default Swap Contracts	$—		$4,502	$1,001,135
Equity Contracts:
Purchased Put Options	(907,473	)*	—	—
Foreign Exchange Contracts:
Futures Contracts	844,905		—	—

* Included with net realized gains (losses) from sales of unaffiliated issuers.

Change in Unrealized Appreciation (Depreciation) on Derivatives

	Value Opportunities
Equity Contracts:
Purchased Put Options	$1,810,640	*
Foreign Exchange Contracts:
Futures Contracts	(159,031)

* Included with net change in unrealized appreciation (depreciation) of securities of unaffiliated issuers and foreign currency transactions.

The following is a summary of the Funds' average quarterly balance of outstanding derivative instruments categorized by primary risk exposure for the year ended June 30, 2019:

Average Quarterly Balance of Outstanding Derivatives

	Value Opportunities	Capital Income	High Yield
Credit Contracts:
Average Number of Contracts — Credit Default Swap Contracts	—	—	—
Average Notional Amount — Credit Default Swap Contracts	$—	$—	$—
Equity Contracts:
Average Number of Contracts — Purchased Put Options	4,307	—	—
Average Notional Amount — Purchased Put Options	$31,683,582	$—	$—
Foreign Exchange Contracts:
Average Number of Contracts — Futures Contracts	(91)	—	—
Average Notional Amount — Futures Contracts	$(9,407,070)	$—	$—

Offsetting Assets and Liabilities. The Funds are subject to various master netting arrangements, which govern the terms of certain transactions with counterparties. The arrangements allow the Funds to close out and net their total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. For financial reporting purposes, the Funds do not offset financial assets and liabilities that are subject to master netting arrangements in the Statements of Assets & Liabilities.

The following is a summary of the arrangements subject to offsetting as of June 30, 2019:

		Gross Amounts Not Offset in the Statements of Assets & Liabilities
	Gross Amounts Presented in the Statements of Assets & Liabilities	Financial Instruments	Collateral Received*	Net Amount
Securities Lending:
Mid-Cap Value	$115,189	$—	$(115,189)	$—
Small Cap Value	30,514,580	—	(30,514,580)	—
Value Opportunities	12,603,293	—	(12,603,293)	—

* Actual collateral received is greater than the amount shown due to overcollateralization.

NOTE 2.

Fees and Transactions with Affiliates. The Trust has entered into Investment Advisory Agreements for each of the Funds with the Advisor, with which the officers and a Trustee of the Trust are affiliated. The Advisor is a limited liability company, the primary members of which are HWCap Holdings, a limited liability company with members who are current and former employees of the Advisor, and Stephens - H&W, LLC, a limited liability company whose primary member is SF Holding Corp., which is a diversified holding company. The Advisor is responsible for the management of the Funds' investments and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund. The Advisor receives a fee, computed daily and payable monthly, at the annual rates presented below as applied to each Fund's daily net assets. The Advisor has contractually agreed to waive fees or reimburse regular operating expenses in excess of the annual rates presented below as applied to such Fund's daily net assets through August 29, 2020.

	Diversified Value	Large Cap Value	Mid-Cap Value	Small Cap Value	Small Cap Diversified Value	Global Value	International Value	Value Opportunities	Capital Income	High Yield
Annual Advisory Fee Rate	0.70%[1]	0.70%[2]	0.75%[3]	0.75%	0.65%	0.75%	0.80%	0.75%	0.65%	0.55%
Annual cap on expenses — Class I	0.80%	0.95%	1.15%	1.25%	0.90%	0.95%	0.95%	1.25%	0.80%	0.70%
Annual cap on expenses — Class A	1.05%	1.20%	1.40%	1.50%	1.15%	1.20%	1.20%	1.50%	1.05%	0.95%
Annual cap on expenses — Class C	1.80%	1.95%	2.15%	2.25%	1.90%	1.95%	1.95%	2.25%	1.80%	1.70%
Annual cap on expenses — Class R	N/A	1.45%	1.65%	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Annual cap on expenses — Class T	1.05%	1.20%	1.40%	1.50%	1.15%	1.20%	1.20%	1.50%	1.05%	0.95%
Annual cap on expenses — Class Z	0.80%	0.95%	1.15%	1.25%	0.90%	0.95%	0.95%	1.25%	0.80%	0.60%

1 The Annual Advisory Fee Rate is 0.70% for the first $250 million in assets, 0.60% for the next $250 million in assets and 0.50% thereafter.

2 The Annual Advisory Fee Rate is 0.70% for the first $500 million in assets, 0.60% for the next $500 million in assets and 0.55% thereafter.

3 The Annual Advisory Fee Rate is 0.75% for the first $5 billion in assets, 0.65% for the next $5 billion in assets and 0.60% for assets over $10 billion.

The following rates were effective prior to August 29, 2018:

	Diversified Value	Large Cap Value	Global Value	International Value
Annual Advisory Fee Rate	0.75%[1]	0.75%[1]	0.80%	0.85%
Annual cap on expenses — Class I	0.95%	1.05%	1.10%	1.15%
Annual cap on expenses — Class A	1.20%	1.30%	1.35%	1.40%
Annual cap on expenses — Class C	1.95%	2.05%	2.10%	2.15%
Annual cap on expenses — Class R	N/A	1.55%	N/A	N/A
Annual cap on expenses — Class T	1.20%	1.30%	1.35%	1.40%

1 The Annual Advisory Fee Rate is 0.75% for the first $5 billion in assets, 0.65% for the next $5 billion in assets and 0.60% for assets over $10 billion.

Quasar Distributors, LLC is the principal underwriter and distributor for the shares of the Funds ("Quasar" or the "Distributor"). The Distributor is affiliated with the Funds' transfer agent, fund accountant and administrator, U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services. Pursuant to the Distribution Plan adopted by the Trust in accordance with Rule 12b-1 under the 1940 Act, the Funds pay the Distributor ongoing distribution and service fees. The fees are accrued daily at the annual rates based upon the average daily net assets of the shares as follows:

Distribution and Service Fee
Class A	0.25%
Class C	1.00%
Class R	0.50%
Class T	0.25%

Pursuant to separate agreements with the Distributor, selected dealers and other financial intermediaries also provide distribution services to the Funds. The ongoing distribution and service fee compensates the Distributor and selected dealers for providing distribution-related and shareholder services to Class A, Class C, Class R and Class T shareholders.

Certain selected dealers and other financial intermediaries charge a fee for shareholder accounting services and administrative services that they provide to the Funds on behalf of certain shareholders; the portion of this fee paid by the Funds is included within "Transfer agent fees and expenses" in the Statements of Operations. Class Z shares are not subject to these fees.

The Funds are permitted to purchase securities from or sell securities to another Fund or affiliated person under procedures adopted by the Board. During the year ended June 30, 2019, the Funds' purchases and sales were as follows:

	Diversified Value	Large Cap Value	Mid-Cap Value	Small Cap Value	Small Cap Diversified Value	Global Value	International Value	Value Opportunities	Capital Income		High Yield
Purchases	$—	$—	$—	$—	$—	$—	$—	$—	$—		$2,486,238
Sales	—	—	—	—	—	—	—	—	2,111,499	*	696,960	*

* Resulted in a realized loss of $(103,539) for the Capital Income Fund and $(30,854) for the High Yield Fund.

NOTE 3.

Investments. Purchases and sales of investment securities, excluding short-term investments, for the year ended June 30, 2019 were as follows:

	Diversified Value	Large Cap Value	Mid-Cap Value	Small Cap Value	Small Cap Diversified Value	Global Value	International Value	Value Opportunities	Capital Income	High Yield
Purchases	$25,861,027	$153,834,574	$524,178,257	$289,912,066	$104,317,827	$35,744,299	$1,054,666	$509,401,327	$13,467,400	$1,028,198,345
Sales	32,589,129	102,405,151	919,228,962	294,798,948	48,106,479	6,995,025	989,594	408,558,807	21,110,057	1,099,509,276

The Funds did not have any purchases or sales of U.S. Government securities for the year ended June 30, 2019.

NOTE 4.

Federal Income Taxes. It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and each Fund intends to distribute substantially all of its investment company net taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Funds for financial reporting purposes. The Funds may utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction. Generally accepted accounting principles require that permanent financial reporting and tax differences be reclassified within the capital accounts.

The following information is presented on an income tax basis as of June 30, 2019:

	Diversified Value	Large Cap Value	Mid-Cap Value	Small Cap Value	Small Cap Diversified Value	Global Value	International Value	Value Opportunities	Capital Income	High Yield
Tax cost of investments	$112,408,698	$502,093,564	$1,339,609,110	$719,067,701	$95,008,738	$38,557,133	$2,522,049	$710,541,784	$27,763,862	$2,568,144,572
Gross unrealized appreciation	11,750,360	57,544,904	159,900,099	91,090,843	5,910,733	2,590,828	172,441	95,619,743	2,477,104	83,797,463
Gross unrealized depreciation	(23,644,885)	(77,182,580)	(300,368,811)	(112,145,760)	(7,642,129)	(2,587,009)	(347,452)	(65,578,316)	(3,879,833)	(182,491,894)
Net unrealized appreciation (depreciation)	(11,894,525)	(19,637,676)	(140,468,712)	(21,054,917)	(1,731,396)	3,819	(175,011)	30,041,427	(1,402,729)	(98,694,431)
Distributable ordinary income (as of 6/30/19)*	1,715,852	4,191,521	9,706,100	8,384,797	327,456	864,609	52,271	10,774,747	168,631	1,353,992
Distributable long-term gains (as of 6/30/19)	—	—	—	12,825,522	—	160,866	31,599	3,631,159	—	—
Total distributable earnings	1,715,852	4,191,521	9,706,100	21,210,319	327,456	1,025,475	83,870	14,405,906	168,631	1,353,992
Other accumulated losses	(29,445,355)	(3,343,716)	(36,556,336)	—	(1,747,483)	—	—	—	(300,527)	(124,908,566)
Total accumulated gains (losses)	$(39,624,028)	$(18,789,871)	$(167,318,948)	$155,402	$(3,151,423)	$1,029,294	$(91,141)	$44,447,333	$(1,534,625)	$(222,249,005)

* Includes distributable short-term gains of $4,756,826 for the Small Cap Value Fund, $436,859 for the Global Value Fund, $7,687 for the International Value Fund and $5,926,452 for the Value Opportunities Fund.

As of the close of business on December 31, 2012, in exchange for shares the Advisor transferred assets valued at $1,132,946 to the Global Value Fund. As a result of the tax-deferred transfers, the Global Value Fund acquired $50,230 of unrealized appreciation for tax purposes. As of June 30, 2019, the Global Value Fund held securities with $4,278 of net unrealized appreciation relating to the transfers.

As of the close of business on June 30, 2014, in exchange for shares Stephens Investment Holdings LLC transferred assets valued at $5,038,896 to the Small Cap Diversified Value Fund. As a result of the tax-deferred transfers, the Small Cap Diversified Value Fund acquired $592,438 of unrealized appreciation for tax purposes. As of June 30, 2019, the Small Cap Diversified Value Fund held securities with $36,516 of net unrealized appreciation relating to the transfers.

On the Statements of Assets & Liabilities, the following adjustments were made for permanent tax differences. These differences are due primarily to differing treatment for items such as partnership adjustments.

	Paid-In Capital	Total Distributable Earnings (Losses)
Diversified Value	$—	$—
Large Cap Value	—	—
Mid-Cap Value	—	—
Small Cap Value	2	(2)
Small Cap Diversified Value	(1,525)	1,525
Global Value	—	—
International Value	—	—
Value Opportunities	—	—
Capital Income	—	—
High Yield	—	—

The tax components of distributions paid during the fiscal years ended June 30, 2019 and 2018, capital loss carryovers as of June 30, 2019, and any tax basis late year losses as of June 30, 2019, which are not recognized for tax purposes until the first day of the following fiscal year, are:

	June 30, 2019					June 30, 2018
	Ordinary Income Distributions	Long-Term Capital Gains Distributions	Net Capital Loss Carryovers	Capital Loss Carryovers Utilized	Late Year Losses	Ordinary Income Distributions	Long-Term Capital Gains Distributions
Diversified Value	$1,280,234	$—	$29,445,355[1]	$—	$—	$1,972,008	$—
Large Cap Value	8,139,522	3,973,656	—	—	3,343,716[4]	5,847,545	—
Mid-Cap Value	22,954,934	17,470,309	—	—	36,556,336[5]	7,015,174	115,849,489
Small Cap Value	14,330,987	44,274,755	—	—	—	7,785,649	30,558,275
Small Cap Diversified Value	1,723,003	1,457,773	—	—	1,743,192[6]	1,255,591	2,330,107
Global Value	180,054	545,615	—	—	—	141,786	315,963
International Value	38,921	119,730	—	—	—	31,134	113,434
Value Opportunities	24,999,077	34,454,111	—	—	—	10,183,262	7,767,590
Capital Income	991,795	—	287,132[2]	—	—	1,450,914	—
High Yield	153,991,603	—	122,941,395[3]	—	—	157,623,296	—

1 Long-term with no expiration.

2 Short-term with no expiration.

3 $914,699 is short-term with no expiration and $122,026,696 is long-term with no expiration.

4 $19,266 is short-term post-October loss and $3,324,450 is long-term post-October loss.

5 Short-term post-October loss.

6 $1,696,315 is short-term post-October loss and $37,877 is long-term post-October loss.

As of and during the year ended June 30, 2019, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year ended June 30, 2019, the Funds did not incur any interest or penalties. The tax years ended June 30, 2016 through June 30, 2019 remain open and subject to examination by tax jurisdictions.

NOTE 5.

Capital Share Transactions. Transactions in capital shares for each class were as follows:

	Sales		Reinvestment of dividends and distributions		Redemptions		Net increase (decrease)
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Year Ended June 30, 2019
Diversified Value Fund
Class I	230,995	$4,308,636	47,595	$793,407	(410,190)	$(7,597,837)	(131,600)	$(2,495,794)
Class A	139,026	2,546,023	11,487	192,296	(362,761)	(6,593,112)	(212,248)	(3,854,793)
Class C	11,123	193,059	279	4,644	(36,751)	(657,557)	(25,349)	(459,854)
Total net increase (decrease)	381,144	7,047,718	59,361	990,347	(809,702)	(14,848,506)	(369,197)	(6,810,441)
Large Cap Value Fund
Class I	4,188,167	130,285,912	262,252	7,694,461	(1,969,489)	(62,799,204)	2,480,930	75,181,169
Class A	268,996	8,557,570	85,814	2,510,069	(779,122)	(25,161,630)	(424,312)	(14,093,991)
Class C	128,124	3,936,925	6,237	180,130	(109,077)	(3,429,075)	25,284	687,980
Class R	27,362	881,858	1,823	54,002	(78,923)	(2,578,673)	(49,738)	(1,642,813)
Total net increase (decrease)	4,612,649	143,662,265	356,126	10,438,662	(2,936,611)	(93,968,582)	2,032,164	60,132,345
Mid-Cap Value Fund
Class I	5,685,098	200,404,082	992,963	31,933,680	(15,684,749)	(547,940,675)	(9,006,688)	(315,602,913)
Class A	630,763	22,273,194	92,293	2,920,139	(1,709,764)	(58,842,995)	(986,708)	(33,649,662)
Class C	74,641	2,191,937	19,489	535,374	(385,659)	(11,453,424)	(291,529)	(8,726,113)
Class R	29,227	1,012,997	1,255	39,820	(76,148)	(2,640,965)	(45,666)	(1,588,148)
Total net increase (decrease)	6,419,729	225,882,210	1,106,000	35,429,013	(17,856,320)	(620,878,059)	(10,330,591)	(359,566,836)
Small Cap Value Fund
Class I	3,712,196	211,303,635	585,859	29,544,854	(2,907,640)	(163,391,226)	1,390,415	77,457,263
Class A	216,885	11,849,207	50,148	2,518,416	(549,145)	(30,599,733)	(282,112)	(16,232,110)
Class C	8,392	362,222	18,263	746,424	(114,623)	(5,171,753)	(87,968)	(4,063,107)
Total net increase (decrease)	3,937,473	223,515,064	654,270	32,809,694	(3,571,408)	(199,162,712)	1,020,335	57,162,046
Small Cap Diversified Value Fund
Class I	6,873,443	70,018,521	311,362	2,939,253	(1,009,533)	(11,095,154)	6,175,272	61,862,620
Class A	342,620	3,855,009	25,056	235,526	(314,426)	(3,316,111)	53,250	774,424
Total net increase (decrease)	7,216,063	73,873,530	336,418	3,174,779	(1,323,959)	(14,411,265)	6,228,522	62,637,044
Global Value Fund
Class I	2,725,481	30,504,644	67,154	703,103	(26,507)	(289,500)	2,766,128	30,918,247
Class A	8,904	104,856	2,046	21,466	(45,473)	(569,432)	(34,523)	(443,110)
Total net increase (decrease)	2,734,385	30,609,500	69,200	724,569	(71,980)	(858,932)	2,731,605	30,475,137
International Value Fund
Class I	2,001	21,502	17,096	158,651	—	—	19,097	180,153
Total net increase	2,001	21,502	17,096	158,651	—	—	19,097	180,153
Value Opportunities Fund
Class I	9,090,629	251,316,538	1,402,218	34,817,068	(4,463,690)	(118,644,551)	6,029,157	167,489,055
Class A	1,882,824	50,960,135	334,897	8,338,932	(2,041,709)	(56,772,144)	176,012	2,526,923
Class C	338,598	8,564,899	141,075	3,253,197	(424,959)	(10,827,111)	54,714	990,985
Total net increase (decrease)	11,312,051	310,841,572	1,878,190	46,409,197	(6,930,358)	(186,243,806)	6,259,883	171,006,963
Capital Income Fund
Class I	232,522	2,958,701	37,411	455,601	(680,969)	(8,351,275)	(411,036)	(4,936,973)
Class A	76,893	965,650	26,243	332,136	(335,100)	(4,236,826)	(231,964)	(2,939,040)
Total net increase (decrease)	309,415	3,924,351	63,654	787,737	(1,016,069)	(12,588,101)	(643,000)	(7,876,013)

	Sales		Reinvestment of dividends and distributions		Redemptions		Net increase (decrease)
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Year Ended June 30, 2019
High Yield Fund
Class I	59,726,649	$696,746,581	8,497,900	$99,162,717	(73,286,129)	$(851,438,038)[1]	(5,061,580)	$(55,528,740)
Class A	2,183,160	25,565,215	2,014,600	23,371,432	(17,577,424)	(203,487,210)[1]	(13,379,664)	(154,550,563)
Class C	60,123	695,682	10,901	127,097	(47,068)	(552,304)	23,956	270,475
Class Z	8,481,470	99,725,152	389,944	4,549,457	(2,180,399)	(25,620,277)	6,691,015	78,654,332
Total net increase (decrease)	70,451,402	822,732,630	10,913,345	127,210,703	(93,091,020)	(1,081,097,829)	(11,726,273)	(131,154,496)
Year Ended June 30, 2018
Diversified Value Fund
Class I	158,259	2,894,320	65,134	1,195,866	(657,010)	(12,209,082)	(433,617)	(8,118,896)
Class A	48,074	876,199	15,357	283,178	(313,602)	(5,776,170)	(250,171)	(4,616,793)
Class C	21,522	394,838	923	16,885	(46,209)	(859,345)	(23,764)	(447,622)
Total net increase (decrease)	227,855	4,165,357	81,414	1,495,929	(1,016,821)	(18,844,597)	(707,552)	(13,183,311)
Large Cap Value Fund
Class I	2,979,791	100,588,501	99,918	3,269,329	(3,519,093)	(114,686,179)	(439,384)	(10,828,349)
Class A	452,316	14,768,834	47,404	1,543,005	(952,247)	(31,125,175)	(452,527)	(14,813,336)
Class C	44,840	1,422,878	1,739	55,671	(185,128)	(5,888,577)	(138,549)	(4,410,028)
Class R	40,901	1,335,321	1,733	56,845	(274,012)	(8,842,319)	(231,378)	(7,450,153)
Total net increase (decrease)	3,517,848	118,115,534	150,794	4,924,850	(4,930,480)	(160,542,250)	(1,261,838)	(37,501,866)
Mid-Cap Value Fund
Class I	5,359,663	204,455,967	2,597,067	93,987,859	(12,538,664)	(475,379,489)	(4,581,934)	(176,935,663)
Class A	826,747	30,841,562	285,594	10,181,425	(2,731,375)	(102,165,358)	(1,619,034)	(61,142,371)
Class C	58,509	1,886,168	79,737	2,481,427	(546,107)	(17,827,337)	(407,861)	(13,459,742)
Class R	49,700	1,838,661	9,440	336,912	(189,676)	(7,175,195)	(130,536)	(4,999,622)
Total net increase (decrease)	6,294,619	239,022,358	2,971,838	106,987,623	(16,005,822)	(602,547,379)	(6,739,365)	(256,537,398)
Small Cap Value Fund
Class I	1,908,065	115,867,183	352,439	20,726,931	(2,359,930)	(143,981,605)	(99,426)	(7,387,491)
Class A	189,657	11,366,706	33,531	1,962,240	(629,826)	(38,203,675)	(406,638)	(24,874,729)
Class C	8,406	420,678	12,314	600,049	(102,576)	(5,173,595)	(81,856)	(4,152,868)
Total net increase (decrease)	2,106,128	127,654,567	398,284	23,289,220	(3,092,332)	(187,358,875)	(587,920)	(36,415,088)
Small Cap Diversified Value Fund
Class I	1,442,922	17,769,109	302,587	3,404,099	(55,350)	(652,882)	1,690,159	20,520,326
Class A	227,730	2,778,889	15,788	176,823	(70,064)	(829,798)	173,454	2,125,914
Total net increase (decrease)	1,670,652	20,547,998	318,375	3,580,922	(125,414)	(1,482,680)	1,863,613	22,646,240
Global Value Fund
Class I	49,087	660,967	33,882	432,679	(7,720)	(103,218)	75,249	990,428
Class A	43,606	579,945	1,965	25,070	(24,499)	(326,866)	21,072	278,149
Total net increase (decrease)	92,693	1,240,912	35,847	457,749	(32,219)	(430,084)	96,321	1,268,577
International Value Fund
Class I	3,000	36,374	12,356	144,568	—	—	15,356	180,942
Total net increase	3,000	36,374	12,356	144,568	—	—	15,356	180,942

	Sales		Reinvestment of dividends and distributions		Redemptions		Net increase (decrease)
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Year Ended June 30, 2018
Value Opportunities Fund
Class I	4,807,140	$140,856,785	330,329	$9,424,295	(2,652,597)	$(79,269,451)	2,484,872	$71,011,629
Class A	997,225	29,301,165	103,459	2,957,879	(1,492,259)	(43,639,405)	(391,575)	(11,380,361)
Class C	126,468	3,448,265	35,417	943,875	(629,312)	(17,060,721)	(467,427)	(12,668,581)
Total net increase (decrease)	5,930,833	173,606,215	469,205	13,326,049	(4,774,168)	(139,969,577)	1,625,870	46,962,687
Capital Income Fund
Class I	534,542	6,800,460	47,650	603,069	(668,387)	(8,492,631)	(86,195)	(1,089,102)
Class A	255,525	3,353,937	39,003	513,024	(663,362)	(8,681,792)	(368,834)	(4,814,831)
Total net increase (decrease)	790,067	10,154,397	86,653	1,116,093	(1,331,749)	(17,174,423)	(455,029)	(5,903,933)
High Yield Fund
Class I	54,281,965	662,131,795	7,909,848	96,192,964	(71,502,544)	(863,414,446)[2]	(9,310,731)	(105,089,687)
Class A	4,403,302	53,523,767	2,291,302	27,709,530	(13,728,851)	(166,831,745)[2]	(7,034,247)	(85,598,448)
Class C	118,822	1,458,091	8,896	107,978	(89,106)	(1,088,904)[2]	38,612	477,165
Class Z	27,668,304	330,543,054	38,445	458,459	(86,935)	(1,037,100)	27,619,814	329,964,413
Total net increase (decrease)	86,472,393	1,047,656,707	10,248,491	124,468,931	(85,407,436)	(1,032,372,195)	11,313,448	139,753,443

1  Net of redemption fees of $93,924 for Class I and $13,454 for Class A.

2  Net of redemption fees of $119,313 for Class I, $241,463 for Class A and $49 for Class C.

NOTE 6.

Investments in Affiliated Issuers. An issuer in which a Fund's holdings represent 5% or more of the outstanding voting securities of the issuer is an "affiliated" issuer as defined in the 1940 Act. A schedule of each Fund's investments in securities of affiliated issuers held during the year ended June 30, 2019, is set forth below:

Mid-Cap Value Fund

Issuer Name	Value at July 1, 2018	Purchases	Sales	Net Realized Gains (Losses)	Net Change in Unrealized Appreciation (Depreciation)	Value at June 30, 2019	Dividends	Shares Held at June 30, 2019
Ophir Energy PLC+	$37,708,315	$—	$(41,138,134)	$(86,084,130)	$89,513,949	$—	$—	—
	$37,708,315	$—	$(41,138,134)	$(86,084,130)	$89,513,949	$—	$—

+  Issuer was not an affiliate as of June 30, 2019.

Small Cap Value Fund

Issuer Name	Value at July 1, 2018	Purchases	Sales	Net Realized Gains (Losses)	Net Change in Unrealized Appreciation (Depreciation)	Value at June 30, 2019	Dividends	Shares Held at June 30, 2019
Hudson Global, Inc.	$3,543,912	$—	$—	$—	$(820,350)	$2,723,562	$—	218,760
MDC Partners, Inc.	11,531,740	3,041,921	—	—	(5,278,893)	9,294,768	—	3,688,400
Noranda Aluminum Holding Corp.	24,569	—	—	—	(15,366)	9,203	—	800,300
	$15,100,221	$3,041,921	$—	$—	$(6,114,609)	$12,027,533	$—

Value Opportunities Fund

Issuer Name	Value at July 1, 2018	Purchases	Sales	Net Realized Gains (Losses)	Net Change in Unrealized Appreciation (Depreciation)	Value at June 30, 2019	Dividends	Shares Held at June 30, 2019
GHW Holdco LLC+	$2,009,120	$—	$(5,607,000)	$4,794,001	$(1,196,121)	$—	$456,295	—
Iracore Investments Holdings, Inc.	6,892,269	—	—	—	(1,627,909)	5,264,360	—	32,422
Motors Liquidation Company GUC Trust	16,078,834	—	—	—	1,126,026	17,204,860	—	1,623,100
	$24,980,223	$—	$(5,607,000)	$4,794,001	$(1,698,004)	$22,469,220	$456,295

+  Issuer was not an affiliate as of June 30, 2019.

High Yield Fund

Issuer Name	Value at July 1, 2018	Purchases	Sales	Net Realized Gains (Losses)	Net Change in Unrealized Appreciation (Depreciation)	Value at June 30, 2019	Dividends	Shares Held at June 30, 2019
American Zinc Recycling LLC	$30,319,984	$—	$—	$—	$(1,144,367)	$29,175,617	$—	76,444
Bellatrix Exploration Ltd.	—	5,998,501	(695,694)	(804,799)	(2,885,217)	1,612,791	—	2,371,752
GHW Holdco LLC+	1,339,581	—	(3,738,000)	3,196,001	(797,582)	—	304,197	—
Iracore Investments Holdings, Inc.	4,696,318	—	—	—	(1,109,240)	3,587,078	—	22,092
PetroQuest Energy, Inc.	—	14,965,517	—	—	(12,051,537)	2,913,980	—	728,495
RA Parent, Inc.	11,731,221	—	—	—	(1,248,454)	10,482,767	—	288
	$48,087,104	$20,964,018	$(4,433,694)	$2,391,202	$(19,236,397)	$47,772,233	$304,197

+  Issuer was not an affiliate as of June 30, 2019.

NOTE 7.

Securities Lending. Effective December 2007, the Funds entered into a securities lending arrangement with Brown Brothers Harriman & Co. (the "Custodian"). Under the securities lending agreement, the Custodian is authorized to loan securities on behalf of the Funds to approved brokers. In exchange, the Funds receive cash collateral in the amount of at least 102% of the value of the securities loaned plus accrued interest. The total market value of securities on loan for each Fund is disclosed on the Schedule of Investments. The cash collateral is invested in short-term instruments as noted on the Schedule of Investments. Income earned from these investments is included in "Securities on loan, net" on the Statements of Operations and is allocated to each Fund based on each Fund's proportion of the total cash collateral received. Securities lending involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, the Custodian has agreed to indemnify the Funds from losses resulting from a borrower's failure to return a loaned security. In addition, the Funds bear the risk of loss associated with the investment of cash collateral received.

A portion of the income generated by the investment of the collateral, net of any rebates paid by the Custodian to borrowers, is remitted to the Custodian as lending agent, and the remainder is paid to the applicable Fund.

NOTE 8.

Commitments and Contingencies. Under the Trust's organizational documents and indemnification agreements between each independent Trustee and the Trust, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that contain a variety of representations and warranties, which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect the risk of loss to be remote.

Bridge loan commitments may obligate a Fund to furnish temporary financing to a borrower until permanent financing can be arranged. At June 30, 2019, the Funds did not have any outstanding bridge loan commitments.

Unfunded loan commitments are contractual obligations for funding to a borrower. At June 30, 2019, the Funds did not have any outstanding unfunded loan commitments.

NOTE 9.

Risk Factors. Investing in a Fund may involve certain risks including, but not limited to, those described below.

Lower rated debt securities generally have higher rates of interest and involve greater risk of default or price changes due to changes in the issuer's creditworthiness than higher rated debt securities. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. There may be little trading in the secondary market for particular debt securities, which may make them more difficult to value or sell.

The prices of, and the income generated by, most debt securities held by a Fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities. For example, the prices of debt securities in a Fund's portfolio generally will decline when interest rates rise and increase when interest rates fall. In addition, falling interest rates may cause an issuer to redeem, "call" or refinance a security before its stated maturity, which may result in the Fund having to reinvest the proceeds in lower yielding securities. Debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Longer maturity debt securities generally have higher rates of interest and may be subject to greater price fluctuations than shorter maturity debt securities.

Certain Funds may invest in foreign (non-U.S.) securities and may experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect a Fund's investments in a foreign country.

The Funds are subject to management risk because each Fund is an actively managed investment portfolio. Consequently, the Funds are subject to the risks that the methods and analysis employed by the Advisor may not produce the desired results and result in losses to the Funds.

The prices of, and the income generated by, the common stocks and other equity securities held by a Fund may decline in response to certain events taking place around the world, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency, interest rate and commodity price fluctuations.

Certain funds, accounts, individuals or affiliates may from time to time own (beneficially or of record) or control a significant percentage of a Fund's shares. Redemptions by these entities of their holdings in the Fund may impact the Fund's liquidity and net asset value ("NAV"). These redemptions may also force the Fund to sell securities.

NOTE 10.

New Accounting Pronouncements.  In March 2017, the FASB issued Accounting Standards Update ("ASU") No. 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount, which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

In August 2018, FASB issued ASU No. 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement. The primary focus of ASU No. 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. In general, the amendments in ASU No. 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt all or portions of ASU No. 2018-13. Management has implemented portions of the amendments and there was no material impact on the Funds' financial statements. Management is currently evaluating the impact of the additional disclosure requirements.

Regulatory Changes. In August 2018, the Securities and Exchange Commission ("Commission") issued Final Rule Release No. 33-10532, Disclosure Update and Simplification, which in part amends certain disclosure requirements of Regulation S-X that have become redundant, duplicative, overlapping, outdated, or superseded, in light of other Commission disclosure requirements, U.S. GAAP, or changes in the information environment. The amendments are intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the total mix of information provided to investors. The effective date for these disclosures was November 5, 2018. Management has implemented the amendments and there was no material impact on the Funds' financial statements.

NOTE 11.

Subsequent Events.  Effective August 29, 2019, the Board approved an amendment to the Operating Expense Limitation Agreement, reducing the annual cap on expenses for the Small Cap Diversified Value Fund as noted below.

	Class I	Class A	Class C	Class Z
Annual cap on expenses	0.80%	1.05%	1.80%	0.80%

In addition, the Board approved closing the Class R shares of the Large Cap Value Fund and Mid-Cap Value Fund and converting Class R shares to Class A shares of each respective Fund effective on or about August 29, 2019.

Effective September 30, 2019, the Board approved 1) the removal of the 2% redemption fee on shares of the High Yield Fund and 2) the launch of Class Z shares for the Large Cap Value Fund, Mid-Cap Value Fund, Small Cap Value Fund, Small Cap Diversified Value Fund and Value Opportunities Fund.

Management has evaluated subsequent events in the preparation of the Funds' financial statements and has determined that there are no additional events that require recognition or disclosure in the financial statements.

NOTE 12.(UNAUDITED)

Federal Tax Disclosure. The Funds designated as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gains to zero for the tax year ended June 30, 2019.

For the year ended June 30, 2019, the following percentages of ordinary distributions paid qualify for the dividend received deduction available to corporate shareholders: Diversified Value Fund — 100.00%, Large Cap Value Fund — 100.00%, Mid-Cap Value Fund — 58.49%, Small Cap Value Fund — 43.65%, Small Cap Diversified Value Fund — 27.01%, Global Value Fund — 25.77%, International Value Fund — 0.00%, Value Opportunities Fund — 30.53%, Capital Income Fund — 16.90%, High Yield Fund — 0.21%.

For the year ended June 30, 2019, the following percentages of ordinary distributions paid are designated as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003: Diversified Value Fund — 100.00%, Large Cap Value Fund — 100.00%, Mid-Cap Value Fund — 66.82%, Small Cap Value Fund — 54.56%, Small Cap Diversified Value Fund — 27.30%, Global Value Fund — 74.53%, International Value Fund — 100.00%, Value Opportunities Fund — 44.18%, Capital Income Fund — 35.12%, High Yield Fund — 0.21%. Shareholders should consult their tax advisors.

For the year ended June 30, 2019, the Global Value Fund and International Value Fund earned foreign source income of $455,929 and $71,885, respectively, and paid foreign taxes of $40,415 and $5,473, respectively, which each Fund intends to pass through to shareholders pursuant to Section 853 of the Internal Revenue Code.

Additional Information Applicable to Foreign Shareholders Only. For the year ended June 30, 2019, the Funds designate the following percentages of ordinary distributions paid as interest-related dividends under Internal Revenue Code Section 871(k)(1)(c): Diversified Value Fund — 0.23%, Large Cap Value Fund — 0.81%, Mid-Cap Value Fund — 0.63%, Small Cap Value Fund — 0.57%, Small Cap Diversified Value Fund — 0.56%, Global Value Fund — 0.51%, International Value Fund — 0.46%, Value Opportunities Fund — 6.68%, Capital Income Fund — 61.47%, High Yield Fund — 91.33%.

For the year ended June 30, 2019, the following percentages of ordinary income distributions paid are designated as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)(c): Diversified Value Fund — 0.00%, Large Cap Value Fund — 6.41%, Mid-Cap Value Fund — 34.86%, Small Cap Value Fund — 72.48%, Small Cap Diversified Value Fund — 79.73%, Global Value Fund — 47.83%, International Value Fund — 22.18%, Value Opportunities Fund — 75.67%, Capital Income Fund — 0.00%, High Yield Fund — 0.00%.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
of Hotchkis & Wiley Funds

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets & liabilities of Hotchkis & Wiley Funds (the "Funds") comprising the Diversified Value Fund, Large Cap Value Fund, Mid-Cap Value Fund, Small Cap Value Fund, Small Cap Diversified Value Fund, Global Value Fund, International Value Fund, Value Opportunities Fund, Capital Income Fund, and High Yield Fund, including the schedules of investments, as of June 30, 2019, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended for the Funds, except, International Value Fund, which is for each of the three years in the period then ended and for the period from December 31, 2015 (commencement of operations) to June 30, 2016, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of June 30, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended for the Funds, except, International Value Fund, which is for each of the three years in the period then ended and for the period from December 31, 2015 (commencement of operations) to June 30, 2016, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Los Angeles, California
August 20, 2019

We have served as the auditor of one or more Hotchkis & Wiley Funds investment companies since 2012.

Fund Expense Examples (Unaudited)

As a mutual fund shareholder, you incur two types of costs: (1) transaction costs such as initial sales charges (loads) on purchase payments and contingent deferred sales charges and redemption fees on redemptions and (2) ongoing costs, including management fees, distribution and service (12b-1) fees and other fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period (January 1, 2019 – June 30, 2019).

The table below illustrates the Funds' costs in two ways:

Based on actual fund returns. This section provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Based on hypothetical 5% yearly returns. This section provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

	Based on Actual Fund Returns				Based on Hypothetical 5% Yearly Returns
	Beginning Account Value 1/1/19	Ending Account Value 6/30/19	Expenses Paid During Period* 1/1/19 - 6/30/19	Beginning Account Value 1/1/19	Ending Account Value 6/30/19	Expenses Paid During Period* 1/1/19 - 6/30/19	Annualized Expense Ratio
Diversified Value Fund
Class I	$1,000.00	$1,194.70	$4.35	$1,000.00	$1,020.83	$4.01	0.80%
Class A	1,000.00	1,192.60	5.71	1,000.00	1,019.59	5.26	1.05
Class C	1,000.00	1,188.70	9.77	1,000.00	1,015.87	9.00	1.80
Large Cap Value Fund
Class I	1,000.00	1,194.00	5.11	1,000.00	1,020.13	4.71	0.94
Class A	1,000.00	1,192.50	6.47	1,000.00	1,018.89	5.96	1.19
Class C	1,000.00	1,188.10	10.53	1,000.00	1,015.17	9.69	1.94
Class R	1,000.00	1,190.90	7.82	1,000.00	1,017.65	7.20	1.44
Mid-Cap Value Fund
Class I	1,000.00	1,121.30	5.26	1,000.00	1,019.84	5.01	1.00
Class A	1,000.00	1,120.20	6.57	1,000.00	1,018.60	6.26	1.25
Class C	1,000.00	1,115.90	10.49	1,000.00	1,014.88	9.99	2.00
Class R	1,000.00	1,118.50	7.88	1,000.00	1,017.36	7.50	1.50
Small Cap Value Fund
Class I	1,000.00	1,131.70	5.44	1,000.00	1,019.69	5.16	1.03
Class A	1,000.00	1,130.40	6.76	1,000.00	1,018.45	6.41	1.28
Class C	1,000.00	1,126.10	10.70	1,000.00	1,014.73	10.14	2.03
Small Cap Diversified Value Fund
Class I	1,000.00	1,128.80	4.75	1,000.00	1,020.33	4.51	0.90
Class A	1,000.00	1,128.20	6.07	1,000.00	1,019.09	5.76	1.15
Global Value Fund
Class I	1,000.00	1,153.80	5.07	1,000.00	1,020.08	4.76	0.95
Class A	1,000.00	1,152.70	6.41	1,000.00	1,018.84	6.01	1.20
International Value Fund
Class I	1,000.00	1,085.60	4.91	1,000.00	1,020.08	4.76	0.95

Fund Expense Examples (Unaudited)

	Based on Actual Fund Returns				Based on Hypothetical 5% Yearly Returns
	Beginning Account Value 1/1/19	Ending Account Value 6/30/19	Expenses Paid During Period* 1/1/19 - 6/30/19	Beginning Account Value 1/1/19	Ending Account Value 6/30/19	Expenses Paid During Period* 1/1/19 - 6/30/19	Annualized Expense Ratio
Value Opportunities Fund
Class I	$1,000.00	$1,188.30	$5.21	$1,000.00	$1,020.03	$4.81	0.96%
Class A	1,000.00	1,186.50	6.56	1,000.00	1,018.79	6.06	1.21
Class C	1,000.00	1,182.30	10.61	1,000.00	1,015.08	9.79	1.96
Capital Income Fund
Class I	1,000.00	1,118.10	4.20	1,000.00	1,020.83	4.01	0.80
Class A	1,000.00	1,117.10	5.51	1,000.00	1,019.59	5.26	1.05
High Yield Fund
Class I	1,000.00	1,078.20	3.61	1,000.00	1,021.32	3.51	0.70
Class A	1,000.00	1,077.20	4.89	1,000.00	1,020.08	4.76	0.95
Class C	1,000.00	1,073.00	8.74	1,000.00	1,016.36	8.50	1.70
Class Z	1,000.00	1,079.70	3.09	1,000.00	1,021.82	3.01	0.60

* Expenses are equal to the Funds' annualized expense ratio by class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181), then divided by the number of days in the most recent fiscal year (365).

Board Considerations In Approving Continuation of Investment Advisory Agreements

Background and Approval Process. Hotchkis and Wiley Capital Management, LLC (the "Advisor") serves as investment adviser to the Hotchkis and Wiley Diversified Value Fund, the Hotchkis and Wiley Large Cap Value Fund, the Hotchkis and Wiley Mid-Cap Value Fund, the Hotchkis and Wiley Small Cap Value Fund, the Hotchkis and Wiley Small Cap Diversified Value Fund, the Hotchkis and Wiley Global Value Fund, the Hotchkis and Wiley International Value Fund, the Hotchkis and Wiley Value Opportunities Fund, the Hotchkis and Wiley Capital Income Fund and the Hotchkis and Wiley High Yield Fund (each a "Fund" and collectively, the "Funds") pursuant to separate investment advisory agreements (the "Advisory Agreements") with the Hotchkis and Wiley Funds (the "Trust"). The Advisory Agreements were initially approved by the Board of Trustees at the inception of each Fund for two-year terms. The Advisory Agreements continue thereafter if approved annually by the Board of Trustees of the Trust, including a majority of the Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) (the "Independent Trustees"), by a vote cast in person at a meeting called for the purpose of voting on the Advisory Agreements. The Advisory Agreements for each Fund were renewed by the Board at a meeting held in May 2019.

As part of the annual contract review process, the Independent Trustees, through their independent legal counsel, requested and received extensive materials, including information relating to: (i) the nature, extent and quality of services provided by the Advisor, along with compliance with legal requirements, (ii) short-term and longer-term total return of each Fund relative to their respective peer groups and market indices, (iii) the costs of the services provided and the Advisor's estimated profitability with respect to the management of each Fund, (iv) the extent to which the Advisor has in the past or is likely in the future to experience economies of scale in connection with the investment advisory services it provides to each Fund, (v) the expense ratios of each Fund as compared with the expense ratios of funds in its peer group, and (vi) benefits to the Advisor and its affiliates from its relationship with the Funds. The Independent Trustees also requested and received information specifically related to the Advisor's processes for measuring, managing and monitoring risk. The Independent Trustees noted that the information provided by the Advisor was thorough and responsive to their requests. The information provided in response to their request was in addition to information received by the Board throughout the year, both in writing and during meetings, regarding the Funds, including Fund performance, expense ratios, portfolio composition and regulatory compliance. The Independent Trustees also held a conference call with their independent legal counsel in April 2019 to review the materials provided by the Advisor and were advised regarding the duties of directors/trustees under the 1940 Act and relevant state law in reviewing and approving investment advisory contracts. The Independent Trustees, through their legal counsel, then provided follow-up questions to the Advisor to which they received responses in advance of the Funds' May Board meeting.

At the May Board meeting, representatives of the Advisor discussed certain responses with the Board and responded to their further questions. The Board considered the factors set out in case law and identified by the Securities and Exchange Commission as most relevant in considering the renewal of investment advisory agreements. The Board determined that, given the totality of the information provided with respect to the Advisory Agreements, the Board had received sufficient information to renew each Advisory Agreement.

The Board considered these and other factors, as summarized in more detail below, and concluded that the terms of each Advisory Agreement are fair and reasonable and the continuance of each Advisory Agreement is in the best interests of the applicable Fund. In deciding to approve the renewal of each Advisory Agreement, the Board did not identify any single factor or group of factors as all important or controlling and considered all factors together. The Board did not allot a particular weight to any one factor or group of factors.

Nature, Extent and Quality of Services. As part of the Board's decision-making process, the Board noted that the Advisor and its predecessors have managed the Funds and their predecessors since their inception, and the Board believes that a long-term relationship with a capable, conscientious investment adviser is in the best interests of the Funds. The Board also considered that shareholders invest in a Fund specifically seeking the Advisor's investment expertise and style. The Board also noted that when shareholders invest in a Fund, they know the advisory fee that is paid by the Fund. In this connection, the Board considered, in particular, that each Fund is managed in accordance with its investment objective and policies as disclosed to shareholders.

The Board reviewed information regarding various services provided by the Advisor to the Funds, including an organizational chart and background information on personnel performing such services. The Board also reviewed each Fund's performance and information regarding the Advisor's investment program, which is driven by team-oriented, in-depth, fundamental research. The Board considered the depth and quality of the Advisor's investment process, the low turnover rates of the Advisor's key personnel, the overall stability of the Advisor's organization, and the experience, capability and integrity of its senior management. The Board considered the portfolio managers' significant investments in the Funds. The Board reviewed the Trust's compliance program and the resultant compliance by the Funds and the Advisor with legal requirements.

The Board also considered other non-advisory services provided to the Funds, such as the services of Advisor employees as Trust officers and other personnel provided that are necessary for Fund operations. The Board particularly noted that the services of the Trust's Chief Compliance Officer are provided to the Funds without an additional charge to the Funds. The Board noted that the Advisor organizes Board meetings and the preparation of Board meeting materials, and those Advisor employees serving as Trust officers oversee and manage the other Fund service providers.

Based on their review, the Board concluded that the nature, extent and quality of services provided to each Fund under its Advisory Agreement were satisfactory.

Investment Performance of the Funds and the Advisor. The Board noted that they review data on the short-term and longer-term total return of the Funds in connection with each quarterly Board meeting. For the contract review meeting, the Board reviewed a report prepared by the Trust's administrator (the "Report") using information provided by Morningstar, Inc., an independent provider of mutual fund data, that compared the total return of Class I shares of each Fund to that of a group of funds that are similar primarily in terms of investment style (each, a "Peer Group"), for periods ended December 31, 2018. The Peer Groups were reviewed and selected by the Advisor in 2018 based on its criteria to determine an appropriate group of competitor funds. In addition, data regarding performance of the Peer Group funds is provided at each quarterly Board meeting. The Board also considered total return information for various periods through March 31, 2019 that was provided by the Advisor.

The Board considered the total return information for each Fund for applicable periods up to 10 years. The Board noted that all Funds with at least 10 years of performance, that is Diversified Value, Large Cap Value, Mid-Cap Value, Small Cap Value and Value Opportunities outperformed the median total return of their respective Peer Groups for the 10-year period ended December 31, 2018. The Board noted that all Funds with at least 5 years of performance (that is, all but the Small Cap Diversified Value Fund and International Value Fund) underperformed the median total return of their respective Peer Groups for the 5-year period ended December 31, 2018, except the Value Opportunities and High Yield Funds, which outperformed the median total return of their respective Peer Groups. The Board noted that for the 3-year period ended December 31, 2018, the Small Cap Diversified Value, Value Opportunities, Capital Income and High Yield Funds outperformed the median total return of their respective Peer Groups, and that the Diversified Value, Large Cap Value, Mid-Cap Value, Small Cap Value, Global Value and International Value Funds underperformed the median total return of their respective Peer Groups. The Board considered that for the 1-year period ended December 31, 2018, the Small Cap Value Fund outperformed the median total return of its Peer Group, and each other Fund underperformed the median total return of their respective Peer Groups. The Board also considered the Advisor's supplemental report for periods through March 31, 2019, but focused more on longer-term rather than short-term performance of the Funds versus their respective Peer Groups.

In addition, the Board reviewed each Fund's total return to that of its respective benchmark index(es). The Independent Trustees reviewed the variability of the performance of the Funds over time in light of the Advisor's investment strategy for each Fund.

Fees, Expenses and Profitability. The Board reviewed expense data using information provided by Morningstar, Inc., contained in the Report, including information regarding any expense caps for the Funds. The Board reviewed data in the Report showing how the Funds' advisory fees and expense ratios (adjusted to deduct 12b-1 expenses for Peer Group funds) compared to those in their respective Peer Groups. The Board also reviewed information provided by the Advisor on advisory fees charged by the Advisor for sub-advisory services it provides to other mutual funds and advisory fees it charges to its separate account clients with investment objectives and policies similar to those of the Funds. The Board considered a list of the many additional functions performed for the Funds that the Advisor does not perform for its separate account and sub-advisory clients and noted it is generally acknowledged that managing mutual funds subjects an investment adviser to more legal and regulatory risk than is the case with separate accounts.

With respect to the advisory fee for each Fund, the Board noted that the Report showed that the Diversified Value, Large Cap Value, Mid-Cap Value, International Value, Value Opportunities and Capital Income Funds' advisory fees were higher than the median of their respective Peer Groups, that the Small Cap Value and Global Value Funds' advisory fees were lower than the median of their respective Peer Groups, and that the Small Cap Diversified Value and High Yield Funds' advisory fees were the same as the median of their respective Peer Groups. The Board further considered that in 2018, at the request of the Independent Trustees, the Advisor had reviewed and reduced the advisory fee rate for the Diversified Value, Large Cap Value, Global Value and International Value Funds, effective August 29, 2018. The Board noted that the Advisor uses a fundamental research-intensive process. With respect to the expense ratios for the Funds, the Board noted that the Report showed that each Funds' net expense ratios were higher than the median of their respective Peer Groups, except that the International Value Fund's net expense ratio was higher than the median of its Peer Group by one basis point, that the High Yield Fund's net expense ratio was equal to the median of its Peer Group and that the Global Value Fund's net expense ratio was lower than the median of its Peer Group. The Board considered the expense caps put in place by the Advisor (as further described below). The Board noted the quality of the Advisor's investment process and concluded that the advisory fee and expense ratios were fair and reasonable for each Fund.

The Board reviewed information concerning the estimated profitability to the Advisor of the Advisory Agreements, including information regarding the methodology for allocating expenses. The Board reviewed data regarding the Advisor's variable expenses and fixed expenses. The Board considered that in 2018, as in recent prior years, the Advisor had absorbed costs above expense caps for certain of the Funds for which it would not be reimbursed. The Board also noted that the annualized expense ratio was above the expense cap for the Diversified Value, Large Cap Value, Small Cap Diversified Value, Global Value, International Value, Capital Income and High Yield Funds in 2018. The Board noted that the Advisor has agreed to continue the expense caps and that, effective August 29, 2018, the Advisor lowered the expense limitation amounts for each class of the Diversified Value, Large Cap Value, Global Value and International Value Funds. The Board also recognized that individual fund or product line profitability of other advisers is generally not publicly available, and that profitability may be affected by numerous factors, so that the comparability of profitability among advisory firms is limited. The Board noted the importance of the Advisor's profitability — which is derived solely from investment management fees — in maintaining its entrepreneurial environment in a private, primarily employee-owned structure. They noted that the Advisor's compensation/profit structure facilitates retention of its management and investment professionals. They also noted that from time to time the Advisor had voluntarily limited growth of assets by closing certain Funds to new investors, and that currently the Small Cap Value Fund has limited availability for purchase. The Board noted that closing Funds is financially disadvantageous to the Advisor and illustrated a commitment to act in the best interests of Fund shareholders. The Board concluded that the level of estimated profitability to the Advisor under the Advisory Agreements appeared to be not unreasonable.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Board considered information regarding the investment, compliance and client service personnel who have been hired by the Advisor, the Advisor's investment in technology resources and the back-office services outsourced by the Advisor. The Board concluded that the Funds' shareholders share in the additional services, investment in talented employees and technology improvements provided by the Advisor without an increase in advisory fees. The Board also noted that the breakpoints in the Diversified Value, Large Cap Value and Mid-Cap Value Funds' advisory fee schedules can enable shareholders to share in economies of scale.

Indirect Benefits to the Advisor from its Relationship to the Funds. The Board considered information regarding any indirect benefits to the Advisor that could be identified from its relationship to the Funds. In particular, the Board considered that the Advisor has the ability to use commission sharing arrangements that allow the Advisor to pay for third-party research with the equity Funds' soft dollars. The Board considered that the bundled research services and the use of commission sharing arrangements provides valuable information or service to the investment research process, which benefits the Funds (as well as the Advisor who use (or can use) the research for the benefit of the Advisor's other clients). The Board noted that the ability to use the Funds' soft dollars to obtain third-party research is a fallout benefit to the Advisor.

* * * *

Based on their review, including their consideration of each of the factors referred to above, the Board, including all of the Independent Trustees, concluded that the terms of each Advisory Agreement are fair and reasonable and that the renewal of each Advisory Agreement is in the best interests of each Fund.

Management (Unaudited)

INDEPENDENT TRUSTEES

Name and Year of Birth	Position Held with the Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Randall H. Breitenbach (born 1960)	Trustee Chairman	Since 2001 Since 2018

Non-Executive Director and Vice Chairman, BreitBurn Energy Partners, L.P. (2012 — present); Co-Founder, Director and CEO, Pacific Coast Energy Company, LP and President, BreitBurn Energy Partners, L.P. (1988 — present); Chairman Emeritus, Finance Committee, Stanford University PIC Endowment (1999 — present); Founder, Chairman and CEO, Bridge Energy LLC (2017 — present).

				Ten	BreitBurn Energy Partners, L.P.; Pacific Coast Energy Company, LP
Alejandra C. Edwards, Ph.D. (born 1954)	Trustee(a)	Since 2007	California State University — Long Beach: Professor of Economics (1994 — 2015); Member of Queens Care's Investment Committee (2017 — present).	Ten	None
Marcy Elkind, Ph.D. (born 1947)	Trustee Vice Chair	Since 2005 Since 2018	President, Elkind Economics, Inc. (1980 — present).	Ten	None
Robert Fitzgerald (born 1952)	Trustee(b)	Since 2005	Retired. Chief Financial Officer of National Retirement Partners, Inc. (2005 — 2007); Executive Vice President and Chief Financial Officer of PIMCO Advisors L.P. (1995 — 2001).	Ten	Independent Trustee, Brandes Investment Trust (8 portfolios)
H. Thomas Hicks (born 1950)	Trustee(c)	Since 2017	Retired. Chief Financial Officer, URS Corporation (2005 — 2015).	Ten	Aptim Corp.
Donald Morrison, Ph.D. (born 1939)	Trustee	Since 2007	The William E. Leonhard Professor in the Anderson Graduate School of Management at the University of California, Los Angeles (1988 — present).	Ten	None

*  Each Independent Trustee serves until his or her successor is elected and qualified or until his or her death or resignation or removal as provided in the Trust's Agreement and Declaration of Trust.

(a)  Chair of the Nominating and Governance Committee.

(b)  Chair of the Audit Committee.

(c)  Vice Chair of the Audit Committee.

INTERESTED TRUSTEE

Name and Year of Birth	Position Held with the Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
George H. Davis, Jr.* (born 1961)	Trustee	Since 2007	Chief Executive Officer and Portfolio Manager of Hotchkis & Wiley Capital Management, LLC (the "Advisor") (2001 — present).	Ten	None

*  Mr. Davis is an "interested person," as defined in the 1940 Act, of the Trust based on his position as Chief Executive Officer and Portfolio Manager of the Advisor.

**  As Trustee, Mr. Davis serves until his successor is elected and qualified or until his death or resignation or removal as provided in the Trust's Agreement and Declaration of Trust.

OFFICERS

Name and Year of Birth	Position Held with the Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years
Anna Marie Lopez (born 1967)	President	Since 2007	Chief Operating Officer of the Advisor (2007 — present).
Mark McMahon (born 1968)	Vice President and Secretary	Since 2006	Managing Director, Mutual Fund Operations of the Advisor (2006 — present).
James Menvielle (born 1972)	Vice President and Treasurer	Since 2007	Chief Financial Officer of the Advisor (2006 — present).
Tina Kodama (born 1968)	Vice President and Chief Compliance Officer	Since 2007	Chief Compliance Officer of the Advisor (2007 — present).

*  Each officer is appointed by and serves at the pleasure of the Board of Trustees of the Trust.

The Statement of Additional Information includes additional information about the Trust's Trustees and officers, and is available without charge upon request by calling the transfer agent at 1-866-HW-FUNDS (1-866-493-8637). The address for all Trustees and officers of the Trust is c/o Hotchkis & Wiley Capital Management, LLC, 725 South Figueroa Street, 39th Floor, Los Angeles, CA 90017, attention: Trust Secretary.

Information about the Funds

ADVISOR

Hotchkis & Wiley Capital Management, LLC
725 South Figueroa Street, 39th Floor
Los Angeles, California 90017

LEGAL COUNSEL

Vedder Price P.C.
222 North LaSalle Street
Chicago, Illinois 60601

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
555 West 5th Street
Los Angeles, California 90013

DISTRIBUTOR

Quasar Distributors, LLC
777 East Wisconsin Avenue, 6th Floor
Milwaukee, Wisconsin 53202

ADMINISTRATOR AND TRANSFER AGENT

U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

CUSTODIAN

Brown Brothers Harriman & Co.
50 Post Office Square
Boston, Massachusetts 02110

This report is for the information of shareholders of the Hotchkis & Wiley Funds, but may also be used as sales literature when preceded or accompanied by a current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Funds.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is included in the Statement of Additional Information, which is available without charge, upon request, by calling 1-866-HW-FUNDS (1-866-493-8637) and on the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds' website at www.hwcm.com and on the SEC's website at http://www.sec.gov.

Hotchkis & Wiley Funds files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Funds' Forms N-PORT are available free of charge on the SEC's website at http://www.sec.gov.

725 SOUTH FIGUEROA STREET, 39th Floor
LOS ANGELES, CALIFORNIA 90017-5439
www.hwcm.com
1.866.HW.FUNDS (1.866.493.8637)

CODE #HWF-AR-0619-0819

JUNE 30, 2019

ANNUAL REPORT

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.  A copy of the code of ethics is available without charge, upon request, by calling toll-free at 1-800-796-5606.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees (the “Board”) has determined that Robert Fitzgerald, a member of the registrant’s Audit Committee, is an “audit committee financial expert” and “independent,” as such terms are defined in this Item.  This designation will not increase the designee’s duties, obligations or liability as compared to his duties, obligations and liability as a member of the Audit Committee and of the Board; nor will it reduce the responsibility of the other Audit Committee members.  The Board believes each member of the Audit Committee contributes significantly to the effective oversight of the registrant’s financial statements and condition.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The principal accountant did not provide any other services.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 6/30/2019	FYE 6/30/2018
Audit Fees	$220,756	$245,756
Audit-Related Fees	$0	$0
Tax Fees	$0	$75,750
All Other Fees	$0	$0

The registrant’s Audit Committee (the “Committee”) has adopted policies and procedures with regard to the pre-approval of services.  The Committee shall pre-approve any engagements of the independent auditors to provide any non-prohibited services to the registrant, including the fees and other compensation to be paid to the independent auditors.  The Chairman of the Committee may grant the pre-approval of services to the registrant for non-prohibited services for engagements of less than $5,000.  The Committee shall also pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the registrant’s investment adviser, Hotchkis & Wiley Capital Management, LLC (the “Advisor”) (or any

“control affiliate” of the Advisor providing ongoing services to the registrant), if the engagement relates directly to the operations and financial reporting of the registrant.  The Chairman of the Committee may grant the pre-approval for non-prohibited services to the Advisor for engagements of less than $5,000.  All such delegated pre-approvals shall be presented to the Committee no later than the next Committee meeting.

The percentage of fees billed by Deloitte & Touche LLP (“D&T”) applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 6/30/2019	FYE 6/30/2018
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

During the last two fiscal years, D&T has served as the auditor to the Advisor and/or affiliates of the Advisor, and has rendered non-audit services to the Advisor and/or affiliates of the Advisor.  The non-audit services that D&T provided to the Advisor and/or affiliates of the Advisor in 2019 and 2018 consisted of preparing state and federal tax returns.  D&T charged $116,700 and $124,900 for such non-audit services to the Advisor and/or affiliates of the Advisor for 2019 and 2018, respectively.  None of the non-audit services provided by D&T to the Advisor and/or affiliates of the Advisor directly related to the operations or financial reporting of the registrant.  The Committee has considered whether the provision of audit and non-audit services that were rendered to the Advisor and any entity controlling, controlled by or under common control with the Advisor is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The identification and recommendation of individuals for Board membership is the responsibility of the Nominating and Governance Committee.  Shareholders may submit suggestions for candidates by forwarding their correspondence by U.S. mail or other courier service to the registrant’s Secretary for the attention of the Chairman of the Nominating and Governance Committee, 725 South Figueroa Street, 39th Floor, Los Angeles, CA 90017-5439.

Item 11. Controls and Procedures.

(a)         The registrant’s President / Principal Executive Officer and Treasurer / Principal Financial Officer have reviewed the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the registrant’s service provider.

(b)         There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)         (1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Available without charge, upon request, by calling toll-free at 1-800-796-5606.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)         Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.  Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Hotchkis & Wiley Funds

By (Signature and Title)	/s/ Anna Marie Lopez
Anna Marie Lopez, President / Principal Executive Officer

Date	August 29, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Anna Marie Lopez
Anna Marie Lopez, President / Principal Executive Officer

Date	August 29, 2019

By (Signature and Title)	/s/ James Menvielle
James Menvielle, Treasurer / Principal Financial Officer

Date	August 29, 2019